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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08716

Evergreen Variable Annuity Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:

Registrant is making an annual filing for eight of its series, Evergreen VA Diversified Capital Builder Fund, Evergreen VA Diversified Income Builder Fund, Evergreen VA Fundamental Large Cap Fund, Evergreen VA Growth Fund, Evergreen VA High Income Fund, Evergreen VA International Equity Fund, Evergreen VA Omega Fund and Evergreen VA Special Values Fund, for the year ended December 31, 2009. These series have December 31 fiscal year end.

Date of reporting period: December 31, 2009

Item 1 - Reports to Stockholders.

Evergreen VA Diversified Capital Builder Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
29	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Diversified Capital Builder Fund for the twelve-month period ended December 31, 2009 (the “period”).

After a tumultuous 2008, U.S. stocks enjoyed an impressive, though sometimes volatile, recovery over the 2009 fiscal year. The bond market also recovered some of its normalcy; the best-performing fixed income markets at the end of the period were those that were the most depressed and distorted as it began. A variety of concerns, including recession, the dollar, employment, and the banking system, weighed heavily on both equity and fixed income investors throughout the fiscal year. Key issues for many investors included the pace of the economic recovery, and whether or not the market’s impressive comeback would be sustainable.

Early in 2009, the fixed income markets were dogged by worries about deflation, as evidenced by investors’ willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009, and international markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets, which were affected by the weakness in economic data and corporate profits, rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third-quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. In October 2009, stocks closed lower for the first time in seven months, as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets in October failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss, and emerging markets managed to rise by 1%, adding to impressive fiscal-year-end returns.

The market’s technicals appeared much stronger than its fundamentals throughout most of the period. Fortunately, however, the fundamental picture began to brighten, as better-than-expected economic data during the last months of the period suggested the possibility of improvements in corporate performance. Interest rates and inflation remained low, providing a healthy backdrop for corporations that have been aggressively cutting costs from their expense structures. Yet challenges remain, particularly in the

1

LETTER TO SHAREHOLDERS continued

form of housing, the dollar, employment, and credit availability. In addition to these domestic challenges, other global issues surfaced, such as the debt crisis in the Persian Gulf emirate of Dubai at the end of November, which caused a global sell-off in the last few trading days of the month and raised fears of other global issues surfacing.

During a period that swung from recession to recovery, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios attempted to seek total return and current income.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. Each reorganization is subject to the satisfaction of a number of conditions, including approval by the Evergreen Fund’s shareholders at a meeting expected to be held in June 2010. It is anticipated that the reorganizations, if they are approved by shareholders and all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

3

FUND AT A GLANCE

as of December 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Margaret D. Patel

PERFORMANCE AND RETURNS

Portfolio inception date: 3/1/1996

	Class 1	Class 2
Class inception date	3/1/1996	7/31/2002

Average annual return

1-year	40.40%	39.94%

5-year	-1.15%	-1.40%

10-year	-0.91%	-1.10%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Diversified Capital Builder Fund Class 1 shares versus a similar investment in the BofA Merrill Lynch High Yield Master Index† (BofAMLHYMI), the Evergreen Diversified Capital Builder Blended Index (EDCBBI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The BofAMLHYMI, the EDCBBI and the Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

5

FUND AT A GLANCE continued

This section left intentionally blank

The Evergreen Diversified Capital Builder Blended Index is composed of the following indexes: Russell 1000 (75%) and BofAMLHYMI (25%).

†	Copyright 2010. BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of December 31, 2009, and subject to change.

6

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 40.40% for the twelve-month period ended December 31, 2009. During the same period, the BofAMLHYMI returned 56.28%, the EDCBBI returned 35.31% and the Russell 1000 returned 28.43%.

The fund’s objective is to seek capital growth and current income.

Investment process

Values of most stocks and corporate bonds were down in the first quarter of 2009, with securities in those industries most sensitive to the weakening economy—including stocks in the energy, materials, and industrials sectors—typically experiencing the greatest relative declines. However, as the economy improved in the second quarter, these stocks tended to outperform and continued to gain for the remainder of the period. Similarly, the very distressed levels in the most speculative rated portion of the high yield fixed income market at the start of the fiscal year experienced substantial price bounce-backs in the second quarter and continued to gain throughout the period. Relatively higher-rated below investment grade bonds had marked appreciation followed by moderate appreciation from investment grade issues. Almost all corporate bond sectors outperformed Treasuries, as investors showed a preference for lower-quality issues to take advantage of the relatively wide yield advantage that the corporate bond market offered.

In this environment, we increased our equity allocation from approximately 61% of the portfolio at the end of March to approximately 87% at the end of December, reflecting our optimism that even a modest recovery continuing into 2010 would offer the prospect of higher valuations for equities. In addition, with yields for corporate bonds having declined, and with further advances in bond prices becoming more muted as prices rose above face value, we lowered our allocation to fixed income from approximately 35% at the end of March to approximately 13% at fiscal year end.

In equities, we added to holdings in heath care on the belief that this sector should benefit from growing demand for high-quality care, improved techniques for disease treatment, and drug research. We also increased our weightings to financials, industrials, utilities, and telecommunications over the period on the belief that these sectors would benefit from economic growth, and we emphasized energy and materials which, in our opinion, should continue to benefit from limited global supply at a time of continuing long-term demand, in spite of short-term swings, both positive and negative, in prices. In fixed income our investments were concentrated in the upper tier of high yield corporate bonds, generally rated BB or higher.1 These holdings emphasized issues of industrial companies with publicly traded common stock that we believe should have attractive long-term investment characteristics, despite occasional periods of economic slowdowns.

Contributors to performance

During the first three months of the year, when most equities continued to decline in price, the stocks of Freeport-McMoRan Copper & Gold and Peabody Energy appreciated and continued to gain throughout the fiscal year. Issues in the cyclical energy, materials,

7

PORTFOLIO MANAGER COMMENTARY continued

and industrials gained over the remaining nine months of the period, with names such as materials stocks Cliffs Natural Resources and industrial company Joy Global also finishing the period with gains. In addition, financial sector holding PNC Financial Services, technology holding Amphenol, and telecommunication services company American Tower contributed to performance.

The majority of our fixed income holdings increased in price as the year progressed. Convertible bond holdings for Patriot Coal and General Cable had moderate appreciation at fiscal year end, reflecting not only price increases from narrower yield spreads but also from appreciation of the underlying common stock.

Detractors from performance

In the first quarter, the values of many of our energy and industrial equity holdings fell noticeably, though most moved up over the remainder of the period. In the health care sector, many holdings had modest upward or downward moves, reflecting investors’ preference for more economically sensitive issues as well as concern about any negative effects from possible changes in national health care policies. Northern Trust, a diversified financial company, saw its stock decline in the final quarter of the period due to concerns about future earnings growth during a period of still uncertain financial market conditions. Bank of America’s stock also dropped due concerns about the company’s future profitability.

1	The ratings indicated are from Standard & Poor’s and/or Moody’s Investors Service.

Credit Quality Ratings: Credit quality ratings apply to corporate and municipal bond issues. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to CC (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

8

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2009	12/31/2009	During Period*

Actual
Class 1	$1,000.00	$1,192.27	$4.14
Class 2	$1,000.00	$1,191.22	$5.52
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,021.42	$3.82
Class 2	$1,000.00	$1,020.16	$5.09

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.75% for Class 1 and 1.00% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.44	$15.49	$15.15	$14.13	$13.74

Income from investment operations
Net investment income	0.19	0.25 [1]	0.38 [1]	0.36 [1]	0.31 [1]
Net realized and unrealized gains or losses on investments	3.09	(7.30)	0.62	1.02	0.41

Total from investment operations	3.28	(7.05)	1.00	1.38	0.72

Distributions to shareholders from
Net investment income	(0.31)	0	(0.66)	(0.36)	(0.33)

Net asset value, end of period	$11.41	$8.44	$15.49	$15.15	$14.13

Total return[2]	40.40%	(45.51)%	6.68%	9.85%	5.29%

Ratios and supplemental data
Net assets, end of period (thousands)	$26,150	$21,932	$61,438	$76,093	$84,060
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.77%	0.61%	0.52%	0.50%	0.53%
Expenses excluding waivers/reimbursements and expense reductions	0.77%	0.61%	0.52%	0.50%	0.53%
Net investment income	1.69%	1.88%	2.46%	2.50%	2.22%
Portfolio turnover rate	65%	56%	105%	52%	78%

1	Per share amount is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.42	$15.49	$15.13	$14.09	$13.70

Income from investment operations
Net investment income	0.14 [1]	0.21 [1]	0.35	0.33	0.27 [1]
Net realized and unrealized gains or losses on investments	3.11	(7.28)	0.61	1.01	0.41

Total from investment operations	3.25	(7.07)	0.96	1.34	0.68

Distributions to shareholders from
Net investment income	(0.27)	0	(0.60)	(0.30)	(0.29)

Net asset value, end of period	$11.40	$8.42	$15.49	$15.13	$14.09

Total return[2]	39.94%	(45.64)%	6.43%	9.62%	5.03%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,217	$1,229	$2,908	$2,750	$2,606
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.02%	0.86%	0.77%	0.75%	0.78%
Expenses excluding waivers/reimbursements and expense reductions	1.02%	0.86%	0.77%	0.75%	0.78%
Net investment income	1.45%	1.62%	2.19%	2.26%	1.98%
Portfolio turnover rate	65%	56%	105%	52%	78%

1	Per share amount is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS 11.6%
ENERGY 1.4%
Energy Equipment & Services 1.4%
Bristow Group, Inc., 7.50%, 09/15/2017	$400,000	$398,000

INDUSTRIALS 4.8%
Electrical Equipment 1.9%
Baldor Electric Co., 8.625%, 02/15/2017	500,000	513,750

Machinery 2.9%
Actuant Corp., 6.875%, 06/15/2017	400,000	382,500
SPX Corp., 7.625%, 12/15/2014	400,000	414,000

		796,500

MATERIALS 1.1%
Chemicals 0.7%
Koppers Holdings, Inc., 7.875%, 12/01/2019 144A	200,000	203,000

Metals & Mining 0.4%
Steel Dynamics, Inc., 8.25%, 04/15/2016	100,000	104,625

UTILITIES 4.3%
Electric Utilities 2.6%
NRG Energy, Inc.:
7.375%, 02/01/2016	500,000	501,875
7.375%, 01/15/2017	200,000	201,000

		702,875

Gas Utilities 1.7%
National Fuel Gas Co., 8.75%, 05/01/2019	400,000	467,686

Total Corporate Bonds (cost $3,043,683)		3,186,436

	Shares	Value

COMMON STOCKS 86.5%
CONSUMER STAPLES 2.3%
Food Products 0.1%
Bunge, Ltd.	500	31,915

Household Products 1.8%
Church & Dwight Co.	8,000	483,600

Personal Products 0.4%
Estee Lauder Cos., Class A	2,500	120,900

ENERGY 16.7%
Energy Equipment & Services 3.4%
Cameron International Corp. *	5,000	209,000
National Oilwell Varco, Inc.	4,500	198,405
Noble Corp.	6,500	264,550

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Energy Equipment & Services continued
Pride International, Inc. *	5,000	$159,550
Transocean, Ltd. *	1,000	82,800

		914,305

Oil, Gas & Consumable Fuels 13.3%
Alpha Natural Resources, Inc. *	3,000	130,140
Anadarko Petroleum Corp.	5,000	312,100
Apache Corp.	700	72,219
Cenovus Energy, Inc.	20,000	504,000
Consol Energy, Inc.	3,000	149,400
EnCana Corp., ADR	20,000	647,800
Massey Energy Co.	1,500	63,015
Occidental Petroleum Corp.	10,000	813,500
Patriot Coal Corp. *	13,000	200,980
Peabody Energy Corp.	8,000	361,680
Suncor Energy, Inc.	9,000	317,790
XTO Energy, Inc.	1,500	69,795

		3,642,419

FINANCIALS 12.4%
Capital Markets 4.1%
Bank of New York Mellon Corp.	25,000	699,250
Northern Trust Corp.	8,000	419,200

		1,118,450

Commercial Banks 5.8%
PNC Financial Services Group, Inc.	9,000	475,110
U.S. Bancorp	50,000	1,125,500

		1,600,610

Diversified Financial Services 2.0%
Bank of America Corp.	36,000	542,160

Real Estate Investment Trusts (REITs) 0.5%
Washington Real Estate Investment Trust	5,000	137,750

HEALTH CARE 17.8%
Biotechnology 1.1%
Gen-Probe, Inc. *	7,000	300,300

Health Care Equipment & Supplies 7.4%
Baxter International, Inc.	22,000	1,290,960
St. Jude Medical, Inc. *	20,000	735,600

		2,026,560

Health Care Providers & Services 1.6%
Owens & Minor, Inc.	10,000	429,300

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Life Sciences Tools & Services 7.7%
Bio-Rad Laboratories, Inc., Class A *	3,500	$337,610
Covance, Inc. *	5,000	272,850
Illumina, Inc. *	6,000	183,900
Life Technologies Corp. *	1,000	52,230
Thermo Fisher Scientific, Inc. *	26,500	1,263,785

		2,110,375

INDUSTRIALS 9.8%
Aerospace & Defense 1.6%
Esterline Technologies Corp. *	2,000	81,540
United Technologies Corp.	5,000	347,050

		428,590

Electrical Equipment 2.3%
Ametek, Inc.	3,000	114,720
Emerson Electric Co.	11,000	468,600
Roper Industries, Inc.	1,000	52,370

		635,690

Machinery 5.9%
Bucyrus International, Inc.	2,000	112,740
Donaldson Co., Inc.	6,000	255,240
Flowserve Corp.	10,200	964,206
IDEX Corp.	2,000	62,300
Joy Global, Inc.	3,000	154,770
SPX Corp.	1,000	54,700

		1,603,956

INFORMATION TECHNOLOGY 3.7%
Electronic Equipment, Instruments & Components 3.7%
Amphenol Corp., Class A	22,000	1,015,960

MATERIALS 14.7%
Chemicals 6.5%
FMC Corp.	9,000	501,840
Koppers Holdings, Inc.	3,000	91,320
Monsanto Co.	10,000	817,500
Praxair, Inc.	4,000	321,240
Sigma-Aldrich Corp.	1,000	50,530

		1,782,430

Containers & Packaging 0.7%
Greif, Inc., Class A	3,300	178,134

Metals & Mining 7.5%
Barrick Gold Corp.	5,000	196,900
Cliffs Natural Resources, Inc.	12,000	553,080

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
MATERIALS continued
Metals & Mining continued
Freeport-McMoRan Copper & Gold, Inc.	10,000	$802,900
Nucor Corp.	4,000	186,600
Steel Dynamics, Inc.	7,300	129,356
United States Steel Corp.	3,500	192,920

		2,061,756

TELECOMMUNICATION SERVICES 3.6%
Diversified Telecommunication Services 1.1%
Global Crossing, Ltd. *	21,000	299,250

Wireless Telecommunication Services 2.5%
American Tower Corp., Class A *	16,000	691,360

UTILITIES 5.5%
Electric Utilities 3.4%
FPL Group, Inc.	3,000	158,460
NRG Energy, Inc. *	22,000	519,420
Southern Co.	8,000	266,560

		944,440

Gas Utilities 2.1%
National Fuel Gas Co.	3,000	150,000
Questar Corp.	10,000	415,700

		565,700

Total Common Stocks (cost $24,372,247)		23,665,910

	Principal Amount	Value

CONVERTIBLE DEBENTURES 1.4%
ENERGY 0.8%
Oil, Gas & Consumable Fuels 0.8%
Patriot Coal Corp., 3.25%, 05/31/2013	$250,000	201,875

INDUSTRIALS 0.6%
Electrical Equipment 0.6%
General Cable Corp., 1.00%, 10/15/2012	200,000	172,750

Total Convertible Debentures (cost $373,192)		374,625

	Shares	Value

SHORT-TERM INVESTMENTS 0.5%
MUTUAL FUND SHARES 0.5%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.08% q ø (cost $130,376)	130,376	130,376

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2009

Value

Total Investments (cost $27,919,498) 100.0%	$27,357,347
Other Assets and Liabilities 0.0%	9,950

Net Assets 100.0%	$27,367,297

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt

The following table shows portfolio composition as a percent of total investments as of December 31, 2009:

Energy	18.9%
Health Care	17.8%
Materials	15.8%
Industrials	15.2%
Financials	12.4%
Utilities	9.8%
Information Technology	3.7%
Telecommunication Services	3.6%
Consumer Staples	2.3%
Mutual Fund Shares	0.5%

100.0%

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of December 31, 2009 (unaudited):

AAA	1.5%
BBB	12.9%
BB	55.4%
B	24.7%
NR	5.5%

100.0%

The following table shows the percent of total bonds based on effective maturity as of December 31, 2009 (unaudited):

Less than 1 year	4.4%
1 to 3 year(s)	4.7%
3 to 5 years	16.8%
5 to 10 years	74.1%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $27,789,122)	$27,226,971
Investments in affiliated issuers, at value (cost $130,376)	130,376

Total investments	27,357,347
Cash	197
Dividends and interest receivable	85,847

Total assets	27,443,391

Liabilities
Payable for Fund shares redeemed	56,989
Advisory fee payable	1,134
Distribution Plan expenses payable	34
Due to other related parties	377
Trustees’ fees and expenses payable	6,669
Printing and postage expenses payable	8,628
Accrued expenses and other liabilities	2,263

Total liabilities	76,094

Net assets	$27,367,297

Net assets represented by
Paid-in capital	$49,674,012
Undistributed net investment income	417,502
Accumulated net realized losses on investments	(22,162,066)
Net unrealized losses on investments	(562,151)

Total net assets	$27,367,297

Net assets consists of
Class 1	$26,150,436
Class 2	1,216,861

Total net assets	$27,367,297

Shares outstanding (unlimited number of shares authorized)
Class 1	2,292,284
Class 2	106,727

Net asset value per share
Class 1	$11.41
Class 2	$11.40

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment income
Interest	$429,346
Dividends (net of foreign withholding taxes of $4,039)	190,799
Securities lending	2,641
Income from affiliated issuers	1,462

Total investment income	624,248

Expenses
Advisory fee	98,230
Distribution Plan expenses	3,287
Administrative services fee	25,377
Transfer agent fees	360
Trustees’ fees and expenses	570
Printing and postage expenses	28,105
Custodian and accounting fees	11,921
Professional fees	28,787
Other	1,075

Total expenses	197,712
Less: Expense reductions	(7)

Net expenses	197,705

Net investment income	426,543

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(8,101,657)
Net change in unrealized gains or losses on securities in unaffiliated issuers	16,077,517

Net realized and unrealized gains or losses on investments	7,975,860

Net increase in net assets resulting from operations	$8,402,403

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009		2008

Operations
Net investment income		$426,543		$829,264
Net realized gains or losses on investments		(8,101,657)		472,033
Net change in unrealized gains or losses on investments		16,077,517		(23,670,076)

Net increase (decrease) in net assets resulting from operations		8,402,403		(22,368,779)

Distributions to shareholders from
Net investment income
Class 1		(769,408)		0
Class 2		(38,296)		0

Total distributions to shareholders		(807,704)		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	227,371	2,186,264	109,581	1,370,957
Class 2	4,261	43,020	10,840	117,451

		2,229,284		1,488,408

Net asset value of shares issued in reinvestment of distributions
Class 1	95,460	769,408	0	0
Class 2	4,740	38,296	0	0

		807,704		0

Payment for shares redeemed
Class 1	(627,722)	(5,930,187)	(1,477,818)	(19,651,851)
Class 2	(48,269)	(495,901)	(52,646)	(652,553)

		(6,426,088)		(20,304,404)

Net decrease in net assets resulting from capital share transactions		(3,389,100)		(18,815,996)

Total increase (decrease) in net assets		4,205,599		(41,184,775)
Net assets
Beginning of period		23,161,698		64,346,473

End of period		$27,367,297		$23,161,698

Undistributed net investment income		$417,502		$801,061

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Diversified Capital Builder Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through February 12, 2010 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or

20

NOTES TO FINANCIAL STATEMENTS continued

estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan,

21

NOTES TO FINANCIAL STATEMENTS continued

including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended December 31, 2009, the following amounts were reclassified:

Paid-in capital	$152
Undistributed net investment income	(2,398)
Accumulated net realized losses on investments	2,246

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated

22

NOTES TO FINANCIAL STATEMENTS continued

daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.41% and declining to 0.21% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Diversified Capital Builder Fund, increase. For the year ended December 31, 2009, the advisory fee was equivalent to an annual rate of 0.39% of the Fund’s average daily net assets.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended December 31, 2009, the Fund paid brokerage commissions of $2,608 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLAN

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

23

NOTES TO FINANCIAL STATEMENTS continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $15,940,666 and $19,498,226, respectively, for the year ended December 31, 2009.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$23,665,910	$0	$0	$23,665,910
Corporate debt securities	0	3,561,061	0	3,561,061
Short-term investments	130,376	0	0	130,376

	$23,796,286	$3,561,061	$0	$27,357,347

Further details on the major security types listed above can be found in the Schedule of Investments.

During the year ended December 31, 2009, the Fund loaned securities to certain brokers and earned $2,641, net of $179 paid to Wachovia Global Securities Lending as the securities lending agent.

On December 31, 2009, the aggregate cost of securities for federal income tax purposes was $27,919,121. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,071,190 and $2,632,964, respectively, with a net unrealized depreciation of $561,774.

As of December 31, 2009, the Fund had $21,598,836 in capital loss carryovers for federal income tax purposes with $7,309,274 expiring in 2010, $6,300,620 expiring in 2011 and $7,988,942 expiring in 2017.

24

NOTES TO FINANCIAL STATEMENTS continued

For income tax purposes, capital losses incurred after October 31within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2009, the Fund incurred and will elect to defer post-October losses of $563,607.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/ Tax Differences

$424,508	$561,774	$22,162,443	$(7,006)

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character distributions paid for the year ended December 31, 2009 was $807,704 of ordinary income. No distributions were paid for the year ended December 31, 2008.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of

25

NOTES TO FINANCIAL STATEMENTS continued

redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended December 31, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

26

NOTES TO FINANCIAL STATEMENTS continued

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. SUBSEQUENT EVENTS

On December 30, 2009, the Fund’s Board of Trustees approved the liquidation of the Fund, which is expected to take place on or about April 30, 2010. Effective after the close of business on January 29, 2010, shares of the Fund are no longer available for purchase by new shareholders.

Effective January 4, 2010, Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo & Company, replaced EIS as the distributor for the Fund.

In January 2010, the Fund changed its pricing for all evaluated prices for taxable fixed income securities and non-listed preferred stocks from mean to bid prices. The change was the result of EIMC’s analysis of which price estimate (mean or bid) provided the better estimate of value. The impact to the net asset value (NAV) per share of the Fund on the day of the change was less than $0.01.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update on “Improving Disclosures about Fair Value Measurements” which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Diversified Capital Builder Fund (the Fund), a series of the Evergreen Variable Annuity Trust, as of December 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Diversified Capital Builder Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As discussed in note 12 to the financial statements, the Fund’s Board of Trustees has decided to cease operations and liquidate the Fund. The financial statements do not include any adjustments that might result from the decision to cease operations and liquidate the Fund.

Boston, Massachusetts

February 12, 2010

28

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 43.94% of ordinary income dividends paid during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended December 31, 2009, the Fund designates 22.33% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

29

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA Diversified Capital Builder Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC and Keil provided. In addition, the Trustees considered

30

ADDITIONAL INFORMATION (unaudited) continued

information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

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ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

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ADDITIONAL INFORMATION (unaudited) continued

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research

33

ADDITIONAL INFORMATION (unaudited) continued

capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, five-, and ten-year periods ended December 31, 2008, the Fund’s Class 1 shares had underperformed the broad-based securities index against which the Trustees compared the Fund’s performance (a 60%/40% blend of the Russell 1000 Index and the Barclays Capital Aggregate Bond Index), and performed in the fifth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that the Fund’s portfolio manager had changed in 2007 and that the new portfolio manager had not yet managed the Fund for a sufficiently long period to allow for definitive conclusions about the new portfolio manager’s performance. The Trustees concluded that the remedial measures being undertaken by EIMC in light of the Fund’s relative underperformance were at least sufficient to allow the Trustees to continue the Fund’s advisory agreement.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the

34

ADDITIONAL INFORMATION (unaudited) continued

reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by all of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

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TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Assistant Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

120012 560855 rv7 02/2010

Evergreen VA Diversified Income Builder Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
29	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Diversified Income Builder Fund for the twelve-month period ended December 31, 2009 (the “period”).

After a tumultuous 2008, U.S. stocks enjoyed an impressive, though sometimes volatile, recovery over the 2009 fiscal year. The bond market also recovered some of its normalcy; the best-performing fixed income markets at the end of the period were those that were the most depressed and distorted as it began. A variety of concerns, including recession, the dollar, employment, and the banking system, weighed heavily on both equity and fixed income investors throughout the fiscal year. Key issues for many investors included the pace of the economic recovery, and whether or not the market’s impressive comeback would be sustainable.

Early in 2009, the fixed income markets were dogged by worries about deflation, as evidenced by investors’ willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009, and international markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets, which were affected by the weakness in economic data and corporate profits, rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third-quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. In October 2009, stocks closed lower for the first time in seven months, as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets in October failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss, and emerging markets managed to rise by 1%, adding to impressive fiscal-year-end returns.

The market’s technicals appeared much stronger than its fundamentals throughout most of the period. Fortunately, however, the fundamental picture began to brighten, as better-than-expected economic data during the last months of the period suggested the possibility of improvements in corporate performance. Interest rates and inflation remained low, providing a healthy backdrop for corporations that have been aggressively cutting costs from their expense structures. Yet challenges remain, particularly in the

1

LETTER TO SHAREHOLDERS continued

form of housing, the dollar, employment, and credit availability. In addition to these domestic challenges, other global issues surfaced, such as the debt crisis in the Persian Gulf emirate of Dubai at the end of November, which caused a global sell-off in the last few trading days of the month and raised fears of other global issues surfacing.

During a period that swung from recession to recovery, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios attempted to seek total return and current income.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

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LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. Each reorganization is subject to the satisfaction of a number of conditions, including approval by the Evergreen Fund’s shareholders at a meeting expected to be held in June 2010. It is anticipated that the reorganizations, if they are approved by shareholders and all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

3

FUND AT A GLANCE

as of December 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Margaret D. Patel

PERFORMANCE AND RETURNS

Portfolio inception date: 3/6/1997

	Class 1	Class 2
Class inception date	3/6/1997	7/31/2002

Average annual return

1-year	33.28%	32.97%

5-year	0.54%	0.28%

10-year	4.71%	4.52%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Diversified Income Builder Fund Class 1 shares versus a similar investment in the BofA Merrill Lynch High Yield Master Index† (BofAMLHYMI), the Evergreen Diversified Income Builder Blended Index (EDIBBI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The BofAMLHYMI, the EDIBBI and the Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

5

FUND AT A GLANCE continued

This section left intentionally blank

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

The Evergreen Diversified Income Builder Blended Index is composed of the following indexes: BofAMLHYMI (75%) and Russell 1000 (25%).

†     Copyright 2010. BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of December 31, 2009, and subject to change.

6

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 33.28% for the twelve-month period ended December 31, 2009. During the same period, the BofAMLHYMI returned 56.28%, the EDIBBI returned 49.25% and the Russell 1000 returned 28.43%.

The fund’s objective is to seek high current income from investments in income-producing securities. Secondarily, the fund considers potential for growth of capital in selecting securities.

Investment process

Values of most stocks and corporate bonds were down in the first quarter of 2009, with securities in those industries most sensitive to the weakening economy—including stocks in the energy, materials, and industrials sectors—typically experiencing the greatest relative declines. However, as the markets improved in March, these stocks tended to outperform and continued to gain for the remainder of the period. Similarly, the very distressed levels in the most speculative rated portion of the high yield fixed income market at the start of the fiscal year experienced substantial price bounce-backs in the second quarter and continued to gain throughout the period. Relatively higher-rated below investment grade bonds had marked appreciation followed by moderate appreciation from investment grade issues. Almost all corporate bond sectors outperformed Treasuries, as investors showed a preference for lower-quality issues to take advantage of the relatively wide yield advantage that the corporate bond market offered.

We increased our equity holdings from approximately 17% at the end of March to approximately 25% at the end of June, a proportion we maintained throughout the remainder of the period on our belief that even a modest recovery in the second half of the year offered the prospect of higher valuations for equities. We lowered our fixed income allocation from approximately 83% at the end of March to approximately 75% by the end of December, on our belief that the prospect for capital appreciation was relatively higher in stocks than in bonds.

In fixed income, we concentrated in the upper tier of high yield corporate bonds, generally rated BB or higher.1 These holdings emphasized issues of industrial companies with publicly traded common stock that we believe should have attractive long-term investment characteristics, despite occasional periods of economic slowdowns. In equities, we maintained our holdings in health care, believing that this sector should benefit from growing demand for high-quality health care and improved techniques for disease treatment and drug research. We also emphasized energy, materials, and financials on the belief that resource-based companies should continue to benefit from limited global supply at a time of continuing long-term global growth, in spite of short-term swings in prices, both positive and negative.

Contributors to performance

The majority of our fixed income holdings increased in price as the year progressed. Convertible bond holdings for Patriot Coal and General Cable had moderate

7

PORTFOLIO MANAGER COMMENTARY continued

appreciation at fiscal year end, reflecting not only price increases from narrower yield spreads but also from appreciation of the underlying common stock. Among our corporate fixed income issues, bonds Global Crossing Ltd., a global telecommunications provider, registered above-average appreciation at the end of the period, as did holdings of Forest City Enterprises, a developer and manager of real estate projects, and bonds of Anixter International, a distributor of communications products.

In equities, issues in the cyclical energy, materials, and industrials gained over the last nine months of the period, with names such as materials stocks Cliffs Natural Resources and industrial company Joy Global also finishing the period with gains. In addition, financial sector holding PNC Financial Services, technology holding Amphenol, and telecommunication services company American Tower contributed.

Detractors from performance

Our fixed income positions in utilities, bonds of independent power producer Edison Mission Energy and those of electric utility Allegheny Generating, as well as issues of gas utility National Fuel Gas, declined in price at the end of the period, due to concerns about lower demand and softer power prices. While most of our equity holdings moved up in final quarter of the fiscal year, some stocks declined. These included Northern Trust and Bank of America in financials, which dropped due to concerns about future profitability; and in health care, Illumina, a provider of products and services for genomic research, which declined due to concerns about new products from competitors adversely affecting its sales.

1	The ratings indicated are from Standard & Poor’s and/or Moody’s Investors Service.

Credit Quality Ratings: Credit quality ratings apply to corporate and municipal bond issues. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to CC (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

8

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period*

Actual
Class 1	$1,000.00	$1,147.71	$3.74
Class 2	$1,000.00	$1,146.34	$5.09
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,021.73	$3.52
Class 2	$1,000.00	$1,020.47	$4.79

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.69% for Class 1 and 0.94% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2009	2008	2007	2006	2005

Net asset value, beginning of period	$6.45	$9.92	$10.31	$10.08	$10.78

Income from investment operations
Net investment income	0.40 [1]	0.45 [1]	0.55 [1]	0.56 [1]	0.54 [1]
Net realized and unrealized gains or losses on investments	1.73	(3.26)	(0.30)	0.04	(0.62)

Total from investment operations	2.13	(2.81)	0.25	0.60	(0.08)

Distributions to shareholders from
Net investment income	(0.47)	(0.66)	(0.54)	(0.37)	(0.53)
Net realized gains	0	0	(0.10)	0	(0.09)

Total distributions to shareholders	(0.47)	(0.66)	(0.64)	(0.37)	(0.62)

Net asset value, end of period	$8.11	$6.45	$9.92	$10.31	$10.08

Total return[2]	33.28%	(28.47)%	2.44%	5.94%	(0.69)%

Ratios and supplemental data
Net assets, end of period (thousands)	$18,714	$17,384	$34,377	$41,395	$45,293
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.70%	0.64%	0.64%	0.61%	0.61%
Expenses excluding waivers/reimbursements and expense reductions	0.70%	0.64%	0.64%	0.61%	0.61%
Net investment income	5.25%	5.07%	5.28%	5.51%	5.02%
Portfolio turnover rate	60%	38%	198%	97%	81%

1	Per share amount is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2009	2008	2007	2006	2005

Net asset value, beginning of period	$6.44	$9.90	$10.28	$10.05	$10.76

Income from investment operations
Net investment income	0.36	0.43 [1]	0.52 [1]	0.54 [1]	0.51 [1]
Net realized and unrealized gains or losses on investments	1.75	(3.26)	(0.29)	0.03	(0.62)

Total from investment operations	2.11	(2.83)	0.23	0.57	(0.11)

Distributions to shareholders from
Net investment income	(0.45)	(0.63)	(0.51)	(0.34)	(0.51)
Net realized gains	0	0	(0.10)	0	(0.09)

Total distributions to shareholders	(0.45)	(0.63)	(0.61)	(0.34)	(0.60)

Net asset value, end of period	$8.10	$6.44	$9.90	$10.28	$10.05

Total return[2]	32.97%	(28.72)%	2.27%	5.68%	(1.01)%

Ratios and supplemental data
Net assets, end of period (thousands)	$27,217	$27,828	$47,517	$48,667	$41,332
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.95%	0.89%	0.89%	0.86%	0.87%
Expenses excluding waivers/reimbursements and expense reductions	0.95%	0.89%	0.89%	0.86%	0.87%
Net investment income	5.01%	4.85%	5.00%	5.27%	4.77%
Portfolio turnover rate	60%	38%	198%	97%	81%

1	Per share amount is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS 72.0%
ENERGY 8.2%
Energy Equipment & Services 2.8%
Bristow Group, Inc., 7.50%, 09/15/2017	$1,300,000	$1,293,500

Oil, Gas & Consumable Fuels 5.4%
Murray Energy Corp., 10.25%, 10/15/2015 144A	1,200,000	1,200,000
Peabody Energy Corp., 5.875%, 04/15/2016	1,300,000	1,274,000

		2,474,000

FINANCIALS 3.0%
Consumer Finance 0.3%
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	175,000	152,250

Real Estate Management & Development 2.7%
Forest City Enterprises, Inc., 6.50%, 02/01/2017	1,590,000	1,216,350

HEALTH CARE 2.3%
Life Sciences Tools & Services 2.3%
Bio-Rad Laboratories, Inc., 8.00%, 09/15/2016 144A	1,000,000	1,057,500

INDUSTRIALS 17.3%
Aerospace & Defense 3.2%
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	935,000	938,506
6.375%, 10/15/2015	500,000	504,375

		1,442,881

Commercial Services & Supplies 0.2%
Clean Harbors, Inc., 7.625%, 08/15/2016 144A	100,000	101,875

Electrical Equipment 6.6%
Baldor Electric Co., 8.625%, 02/15/2017	1,800,000	1,849,500
Belden, Inc., 7.00%, 03/15/2017	400,000	391,500
General Cable Corp., 7.125%, 04/01/2017	800,000	790,000

		3,031,000

Machinery 7.3%
Actuant Corp., 6.875%, 06/15/2017	2,100,000	2,008,125
SPX Corp., 7.625%, 12/15/2014	1,300,000	1,345,500

		3,353,625

INFORMATION TECHNOLOGY 3.3%
Electronic Equipment, Instruments & Components 3.3%
Agilent Technologies, Inc., 6.50%, 11/01/2017	1,000,000	1,059,871
Anixter International, Inc., 5.95%, 03/01/2015	500,000	471,250

		1,531,121

MATERIALS 19.5%
Chemicals 3.2%
Koppers Holdings, Inc., 7.875%, 12/01/2019 144A	1,450,000	1,471,750

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging 11.8%
Ball Corp., 6.625%, 03/15/2018	$2,000,000	$1,985,000
Crown Americas, Inc.:
7.625%, 05/15/2017 144A	200,000	208,500
7.75%, 11/15/2015	1,700,000	1,768,000
Greif, Inc.:
6.75%, 02/01/2017	1,000,000	985,000
7.75%, 08/01/2019	450,000	461,250

		5,407,750

Metals & Mining 4.5%
Steel Dynamics, Inc., 8.25%, 04/15/2016	2,000,000	2,092,500

TELECOMMUNICATION SERVICES 9.7%
Diversified Telecommunication Services 9.7%
Frontier Communications Corp., 8.125%, 10/01/2018	2,200,000	2,238,500
Global Crossing, Ltd., 12.00%, 09/15/2015 144A	1,900,000	2,094,750
SBA Telecommunications, Inc., 8.25%, 08/15/2019 144A	100,000	106,500

		4,439,750

UTILITIES 8.7%
Electric Utilities 7.3%
Edison Mission Energy, 7.00%, 05/15/2017	1,000,000	795,000
NRG Energy, Inc.:
7.375%, 02/01/2016	550,000	552,063
7.375%, 01/15/2017	2,000,000	2,010,000

		3,357,063

Gas Utilities 0.7%
National Fuel Gas Co., 8.75%, 05/01/2019	300,000	350,764

Independent Power Producers & Energy Traders 0.7%
AES Corp., 7.75%, 03/01/2014	300,000	306,000

Total Corporate Bonds (cost $33,085,687)		33,079,679

	Shares	Value

COMMON STOCKS 24.5%
ENERGY 4.4%
Energy Equipment & Services 0.7%
Cameron International Corp. *	2,000	83,600
National Oilwell Varco, Inc. *	1,500	66,135
Noble Corp.	1,000	40,700
Pride International, Inc. *	1,500	47,865
Transocean, Ltd. *	1,000	82,800

		321,100

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels 3.7%
Alpha Natural Resources, Inc. *	1,000	$43,380
Anadarko Petroleum Corp.	1,000	62,420
Cenovus Energy, Inc.	15,000	378,000
Consol Energy, Inc.	1,000	49,800
EnCana Corp., ADR	15,000	485,850
Massey Energy Co.	1,000	42,010
Occidental Petroleum Corp.	4,000	325,400
Patriot Coal Corp. *	6,000	92,760
Peabody Energy Corp.	4,000	180,840
XTO Energy, Inc.	1,000	46,530

		1,706,990

FINANCIALS 4.3%
Capital Markets 2.1%
Bank of New York Mellon Corp.	15,000	419,550
Northern Trust Corp.	10,000	524,000

		943,550

Commercial Banks 2.1%
PNC Financial Services Group, Inc.	10,000	527,900
U.S. Bancorp	20,000	450,200

		978,100

Diversified Financial Services 0.1%
Bank of America Corp.	4,000	60,240

HEALTH CARE 6.9%
Biotechnology 0.5%
Gen-Probe, Inc. *	5,000	214,500

Health Care Equipment & Supplies 3.6%
Baxter International, Inc.	20,000	1,173,600
St. Jude Medical, Inc. *	13,000	478,140

		1,651,740

Health Care Providers & Services 0.6%
Owens & Minor, Inc.	7,000	300,510

Life Sciences Tools & Services 2.2%
Bio-Rad Laboratories, Inc., Class A *	2,000	192,920
Covance, Inc. *	4,500	245,565
Illumina, Inc. *	7,000	214,550
Life Technologies Corp. *	1,000	52,230
Thermo Fisher Scientific, Inc. *	6,000	286,140

		991,405

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 1.3%
Electrical Equipment 0.4%
Ametek, Inc. *	3,000	$114,720
Roper Industries, Inc.	1,000	52,370

		167,090

Machinery 0.9%
Donaldson Co., Inc.	3,000	127,620
Flowserve Corp.	1,700	160,701
IDEX Corp.	3,000	93,450
Joy Global, Inc.	1,000	51,590

		433,361

INFORMATION TECHNOLOGY 1.6%
Electronic Equipment, Instruments & Components 1.6%
Amphenol Corp., Class A	16,000	738,880

MATERIALS 4.8%
Chemicals 0.8%
FMC Corp.	1,000	55,760
Monsanto Co.	4,000	327,000

		382,760

Metals & Mining 4.0%
Cliffs Natural Resources, Inc.	9,000	414,810
Freeport-McMoRan Copper & Gold, Inc.	11,500	923,335
Nucor Corp.	1,500	69,975
Steel Dynamics, Inc.	8,000	141,760
United States Steel Corp.	5,000	275,600

		1,825,480

TELECOMMUNICATION SERVICES 0.2%
Diversified Telecommunication Services 0.2%
Global Crossing, Ltd. *	4,000	57,000

UTILITIES 1.0%
Electric Utilities 0.7%
NRG Energy, Inc. *	7,000	165,270
Southern Co.	5,000	166,600

		331,870

Gas Utilities 0.3%
Questar Corp.	3,000	124,710

Total Common Stocks (cost $11,614,357)		11,229,286

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

CONVERTIBLE DEBENTURES 1.3%
ENERGY 0.4%
Oil, Gas & Consumable Fuels 0.4%
Patriot Coal Corp., 3.25%, 05/31/2013	$200,000	$161,500

INDUSTRIALS 0.9%
Electrical Equipment 0.9%
General Cable Corp., 1.00%, 10/15/2012	500,000	431,875

Total Convertible Debentures (cost $657,000)		593,375

	Shares	Value

SHORT-TERM INVESTMENTS 0.7%
MUTUAL FUND SHARES 0.7%
Evergreen Institutional Money Market Fund, Class I, 0.01% q ø (cost $337,928)	337,928	337,928

Total Investments (cost $45,694,972) 98.5%		45,240,268
Other Assets and Liabilities 1.5%		691,178

Net Assets 100.0%		$45,931,446

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
ADR	American Depository Receipt

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of December 31, 2009 (unaudited):

AAA	0.7%
BBB	4.1%
BB	64.0%
B	30.7%
NR	0.5%

100.0%

The following table shows the percent of total bonds based on effective maturity as of December 31, 2009 (unaudited):

Less than 1 year	6.9%
1 to 3 year(s)	1.3%
3 to 5 years	5.2%
5 to 10 years	86.6%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $45,357,044)	$44,902,340
Investments in affiliated issuers, at value (cost $337,928)	337,928

Total investments	45,240,268
Receivable for securities sold	107,882
Dividends and interest receivable	678,088
Receivable for securities lending income	531

Total assets	46,026,769

Liabilities
Payable for Fund shares redeemed	80,871
Advisory fee payable	1,867
Distribution Plan expenses payable	749
Due to other related parties	524
Accrued expenses and other liabilities	11,312

Total liabilities	95,323

Net assets	$45,931,446

Net assets represented by
Paid-in capital	$61,919,705
Overdistributed net investment income	(2,569)
Accumulated net realized losses on investments	(15,530,986)
Net unrealized losses on investments	(454,704)

Total net assets	$45,931,446

Net assets consists of
Class 1	$18,714,356
Class 2	27,217,090

Total net assets	$45,931,446

Shares outstanding (unlimited number of shares authorized)
Class 1	2,308,291
Class 2	3,360,123

Net asset value per share
Class 1	$8.11
Class 2	$8.10

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment income
Interest	$2,585,936
Dividends (net of foreign withholding taxes of $3,450)	100,700
Securities lending	14,217
Income from affiliated issuers	2,883

Total investment income	2,703,736

Expenses
Advisory fee	191,357
Distribution Plan expenses	68,134
Administrative services fee	45,360
Transfer agent fees	500
Trustees’ fees and expenses	1,658
Printing and postage expenses	28,733
Custodian and accounting fees	17,605
Professional fees	30,677
Other	2,360

Total expenses	386,384
Less: Expense reductions	(13)

Net expenses	386,371

Net investment income	2,317,365

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(8,391,096)
Net change in unrealized gains or losses on securities in unaffiliated issuers	18,849,268

Net realized and unrealized gains or losses on investments	10,458,172

Net increase in net assets resulting from operations	$12,775,537

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009		2008

Operations
Net investment income		$2,317,365		$3,266,578
Net realized losses on investments		(8,391,096)		(5,531,004)
Net change in unrealized gains or losses on investments		18,849,268		(17,775,321)

Net increase (decrease) in net assets resulting from operations		12,775,537		(20,039,747)

Distributions to shareholders from
Net investment income
Class 1		(1,048,897)		(1,805,533)
Class 2		(1,459,817)		(2,653,268)

Total distributions to shareholders		(2,508,714)		(4,458,801)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	181,416	1,328,149	174,706	1,608,452
Class 2	105,373	782,071	44,000	312,282

		2,110,220		1,920,734

Net asset value of shares issued in reinvestment of distributions
Class 1	133,667	1,048,897	263,511	1,805,533
Class 2	186,375	1,459,817	389,821	2,653,268

		2,508,714		4,458,801

Payment for shares redeemed
Class 1	(702,454)	(5,115,618)	(1,206,358)	(10,582,439)
Class 2	(1,251,691)	(9,050,523)	(913,650)	(7,980,341)

		(14,166,141)		(18,562,780)

Net decrease in net assets resulting from capital share transactions		(9,547,207)		(12,183,245)

Total increase (decrease) in net assets		719,616		(36,681,793)
Net assets
Beginning of period		45,211,830		81,893,623

End of period		$45,931,446		$45,211,830

Undistributed (overdistributed) net investment income		$(2,569)		$172,443

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Diversified Income Builder Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through February 12, 2010 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

20

NOTES TO FINANCIAL STATEMENTS continued

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes

21

NOTES TO FINANCIAL STATEMENTS continued

is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to distributions in excess of current earnings, consent fees, and unutilized capital loss carryovers. During the year ended December 31, 2009, the following amounts were reclassified:

Paid-in capital	$(16,337)
Overdistributed net investment income	16,337

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Diversified Income Builder Fund, starting at 0.31% and declining to 0.11% as the aggregate average daily net assets increase. For the year ended December 31, 2009, the advisory fee was equivalent to an annual rate of 0.42% of the Fund’s average daily net assets.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying

22

NOTES TO FINANCIAL STATEMENTS continued

percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended December 31, 2009, the Fund paid brokerage commissions of $2,062 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

4. DISTRIBUTION PLAN

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $26,382,861 and $34,537,210, respectively, for the year ended December 31, 2009.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

NOTES TO FINANCIAL STATEMENTS continued

As of December 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$11,229,286	$0	$0	$11,229,286
Corporate debt securities	0	33,673,054	0	33,673,054
Short-term investments	337,928	0	0	337,928

	$11,567,214	$33,673,054	$0	$45,240,268

Further details on the major security types listed above can be found in the Schedule of Investments.

On December 31, 2009, the aggregate cost of securities for federal income tax purposes was $45,696,570. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,159,672 and $2,615,974, respectively, with a net unrealized depreciation of $456,302.

As of December 31, 2009, the Fund had $13,203,271 in capital loss carryovers for federal income tax purposes with $5,146,731 expiring in 2016 and $8,056,540 expiring in 2017.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2009, the Fund incurred and will elect to defer post-October losses of $2,326,117.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$456,302	$15,529,388	$(2,569)

24

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $2,508,714 and $4,458,801 of ordinary income for the years ended December 31, 2009 and December 31, 2008, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended December 31, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the

25

NOTES TO FINANCIAL STATEMENTS continued

following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. SUBSEQUENT EVENTS

On December 30, 2009, the Fund’s Board of Trustees approved the liquidation of the Fund, which is expected to take place on or about April 30, 2010. Effective after the close of business on January 29, 2010, shares of the Fund are no longer available for purchase by new shareholders.

26

NOTES TO FINANCIAL STATEMENTS continued

Effective January 4, 2010, Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo & Company, replaced EIS as the distributor for the Fund.

In January 2010, the Fund changed its pricing for all evaluated prices for taxable fixed income securities and non-listed preferred stocks from mean to bid prices. The change was the result of EIMC’s analysis of which price estimate (mean or bid) provided the better estimate of value. The estimated impact on the Fund’s net asset value (NAV) per share on the day of the change was a decrease of $0.02.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update on “Improving Disclosures about Fair Value Measurements” which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Diversified Income Builder Fund (the Fund), a series of the Evergreen Variable Annuity Trust, as of December 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Diversified Income Builder Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As discussed in note 12 to the financial statements, the Fund’s Board of Trustees has decided to cease operations and liquidate the Fund. The financial statements do not include any adjustments that might result from the decision to cease operations and liquidate the Fund.

Boston, Massachusetts

February 12, 2010

28

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 4.44% of ordinary income dividends paid during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

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ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA Diversified Income Builder Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they

30

ADDITIONAL INFORMATION (unaudited) continued

retained, the information that EIMC and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

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ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with

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ADDITIONAL INFORMATION (unaudited) continued

those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

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ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2008, the Fund’s Class 1 shares had underperformed the broad-based securities index against which the Trustees compared the Fund’s performance, and performed in the fifth quintile of the mutual funds against which the Trustees compared the Fund’s performance for the same periods. The Trustees noted that, for the ten-year period ended December 31, 2008, the Fund’s Class 1 shares had outperformed the broad-based securities index against which the Trustees compared the Fund’s performance, and performed in the third quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that changes to the Fund’s portfolio management team had been implemented in 2007 and concluded that the remedial measures being undertaken by EIMC in light of the Fund’s relative underperformance were at least sufficient to allow the Trustees to continue the Fund’s advisory agreement.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative

34

ADDITIONAL INFORMATION (unaudited) continued

underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

36

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Assistant Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

120013 560866 rv7 02/2010

Evergreen VA Fundamental Large Cap Fund

Evergreen

VA FUNDAMENTAL LARGE CAP FUND

Annual Report
as of December 31, 2009

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
15	STATEMENT OF ASSETS AND LIABILITIES
16	STATEMENT OF OPERATIONS
17	STATEMENTS OF CHANGES IN NET ASSETS
18	NOTES TO FINANCIAL STATEMENTS
26	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
27	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Fundamental Large Cap Fund for the twelve-month period ended December 31, 2009 (the “period”).

After a tumultuous 2008, U.S. stocks enjoyed an impressive, though sometimes volatile, recovery over the 2009 fiscal year. The bond market also recovered some of its normalcy; the best-performing fixed income markets at the end of the period were those that were the most depressed and distorted as it began. A variety of concerns, including recession, the dollar, employment, and the banking system, weighed heavily on both equity and fixed income investors throughout the fiscal year. Key issues for many investors included the pace of the economic recovery, and whether or not the market’s impressive comeback would be sustainable.

Early in 2009, the fixed income markets were dogged by worries about deflation, as evidenced by investors’ willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009, and international markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets, which were affected by the weakness in economic data and corporate profits, rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third-quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. In October 2009, stocks closed lower for the first time in seven months, as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets in October failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss, and emerging markets managed to rise by 1%, adding to impressive fiscal-year-end returns.

The market’s technicals appeared much stronger than its fundamentals throughout most of the period. Fortunately, however, the fundamental picture began to brighten, as better-than-expected economic data during the last months of the period suggested the possibility of improvements in corporate performance. Interest rates and inflation remained low, providing a healthy backdrop for corporations that have been aggressively cutting costs from their expense structures. Yet challenges remain, particularly in the

1

LETTER TO SHAREHOLDERS continued

form of housing, the dollar, employment, and credit availability. In addition to these domestic challenges, other global issues surfaced, such as the debt crisis in the Persian Gulf emirate of Dubai at the end of November, which caused a global sell-off in the last few trading days of the month and raised fears of other global issues surfacing.

During a period that swung from recession to recovery, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios attempted to seek total return and current income.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. Each reorganization is subject to the satisfaction of a number of conditions, including approval by the Evergreen Fund’s shareholders at a meeting expected to be held in June 2010. It is anticipated that the reorganizations, if they are approved by shareholders and all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

3

FUND AT A GLANCE

as of December 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Walter T. McCormick, CFA; Emory Sanders, Jr., CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 3/1/1996

	Class 1	Class 2
Class inception date	3/1/1996	7/31/2002

Average annual return

1-year	36.06%	35.75%

5-year	3.98%	3.72%

10-year	2.50%	2.31%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Fundamental Large Cap Fund Class 1 shares versus a similar investment in the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of December 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 36.06% for the twelve-month period ended December 31, 2009. During the same period, the S&P 500 returned 26.46%.

The fund’s objective is to seek capital growth with the potential for current income.

Investment process

Our investment discipline looks to find companies with sustainable competitive advantages, to understand their long-term potential, and to buy them when, for various reasons, their long-term values aren’t reflected in current stock prices. We seek companies that have the ability to consistently grow their cash flows, not just their short-term earnings. We view cash flows driven by sustainable competitive advantages as the most reliable measure of a company’s ability to create value for shareholders. For this reason, we place an emphasis on quality companies that dominate their marketplace, have high barriers to entry, have customers with high switching costs, or are in an industry with low competition.

Over the course of the fiscal year, we were able to capitalize on the disparity between our long-term assessments of fair values and the market’s embedded expectations. Our strategy of focusing on companies likely to generate higher cash flows over time due to sustained competitive advantages led to significant outperformance versus our benchmark for the 12-month period. Positive excess returns were particularly notable between February and April of 2009.

Contributors to performance

Internet retail companies Amazon.com Inc. and Blue Nile Inc. appreciated 162% and 159% respectively over the period, benefiting from an increase in online retail purchases. Further upside is likely, in our view, due to the currently low online retail penetration (roughly 5%) relative to our 10% expected penetration over the next decade. Amazon and Blue Nile have demonstrated their ability to grow market share at the expense of traditional brick-and-mortar retailers, with lower inventory turns and higher cost structures.

Our stock selection within the Financials sector also aided performance. We invested in the highest quality companies, which we recognized as being deeply undervalued at the beginning of the year. Holdings such as Goldman Sachs Group, Prudential Financial Inc., T. Rowe Price Group, and State Street Corp. were selected based on their strong management teams and franchises. While we recognized that commercial real estate exposures still pose significant challenges for under-capitalized banks, we anticipate further advancement of our holdings as dividend payouts begin to increase and earnings become more normalized for these higher quality companies.

Within the Information Technology sector, we favored communication equipment, software, and service companies that have strong balance sheets and cash that could be used for international expansion or acquisitions. Many of these are multinational companies, allowing us to benefit from growth in international markets.

6

PORTFOLIO MANAGER COMMENTARY continued

Positive excess returns at the end of the period were most prevalent within the Consumer Discretionary sector, where online retailer, Amazon.com Inc., benefited from continued organic growth trends, and footwear-and-clothing company Timberland benefited from a return to more normalized earnings power. Another top contributor was Visa Inc., which has been an ideal way for us to play the ongoing transition toward the use of plastic for purchases. We also like the fact that there’s no credit risk to Visa’s business. There’s no lending to its business, only profits from the transactions that take place naturally, both in the U.S and around the world. Visa is a unique company with a limited number of competitors that we believe will be able to sustain its competitive advantage going forward.

Detractors from performance

Our positioning within the Industrials sector detracted from returns. At the end of the period, General Electric Co. continued to lag the market due to stresses related to its credit subsidiary. While the company’s earnings power has suffered as they shrink that business, we have held onto our position because we believe that its global infrastructure presence and ability to capture sustainable cash flows from large projects and equipment sales will prove favorable as recovery ensues.

Aerospace and defense holdings also hindered results, as investors began to question the government’s intentions for defense spending. While Wall Street is focusing on short-term headwinds for these companies, we take a longer-term perspective, and recognize that a company’s true profit potential is measured over the entirety of its product or program cycle.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2009	12/31/2009	During Period*

Actual
Class 1	$1,000.00	$1,235.29	$4.73
Class 2	$1,000.00	$1,233.87	$6.14
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,020.97	$4.28
Class 2	$1,000.00	$1,019.71	$5.55

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.84% for Class 1 and 1.09% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.72	$19.33	$19.60	$17.89	$16.56

Income from investment operations
Net investment income	0.20	0.29	0.25	0.25	0.16
Net realized and unrealized gains or losses on investments	4.38	(6.64)	1.37	2.02	1.34

Total from investment operations	4.58	(6.35)	1.62	2.27	1.50

Distributions to shareholders from
Net investment income	(0.18)	(0.26)	(0.22)	(0.24)	(0.17)
Net realized gains	0	0	(1.67)	(0.32)	0

Total distributions to shareholders	(0.18)	(0.26)	(1.89)	(0.56)	(0.17)

Net asset value, end of period	$17.12	$12.72	$19.33	$19.60	$17.89

Total return[1]	36.06%	(32.85)%	8.29%	12.67%	9.01%

Ratios and supplemental data
Net assets, end of period (thousands)	$54,624	$46,238	$90,276	$112,413	$127,059
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.85%	0.79%	0.75%	0.74%	0.79%
Expenses excluding waivers/reimbursements and expense reductions	0.85%	0.79%	0.75%	0.74%	0.79%
Net investment income	1.27%	1.45%	1.09%	1.19%	0.99%
Portfolio turnover rate	35%	25%	21%	21%	29%

1	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2009	2008	2007	2006	2005

Net asset value, beginning of period	$12.68	$19.25	$19.53	$17.83	$16.51

Income from investment operations
Net investment income	0.15	0.20	0.16	0.18	0.13
Net realized and unrealized gains or losses on investments	4.38	(6.56)	1.40	2.03	1.32

Total from investment operations	4.53	(6.36)	1.56	2.21	1.45

Distributions to shareholders from
Net investment income	(0.15)	(0.21)	(0.17)	(0.19)	(0.13)
Net realized gains	0	0	(1.67)	(0.32)	0

Total distributions to shareholders	(0.15)	(0.21)	(1.84)	(0.51)	(0.13)

Net asset value, end of period	$17.06	$12.68	$19.25	$19.53	$17.83

Total return[1]	35.75%	(33.01)%	8.01%	12.39%	8.75%

Ratios and supplemental data
Net assets, end of period (thousands)	$72,070	$43,393	$66,201	$65,913	$57,360
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.10%	1.05%	1.00%	0.99%	1.04%
Expenses excluding waivers/reimbursements and expense reductions	1.10%	1.05%	1.00%	0.99%	1.04%
Net investment income	0.99%	1.20%	0.83%	0.94%	0.74%
Portfolio turnover rate	35%	25%	21%	21%	29%

1	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value

COMMON STOCKS 98.1%
CONSUMER DISCRETIONARY 15.1%
Hotels, Restaurants & Leisure 1.0%
Burger King Holdings, Inc.	70,576	$1,328,240

Internet & Catalog Retail 3.9%
Amazon.com, Inc. *	28,966	3,896,506
Blue Nile, Inc. *	17,542	1,110,935

		5,007,441

Media 5.0%
CBS Corp., Class B	294,482	4,137,472
Omnicom Group, Inc.	54,600	2,137,590

		6,275,062

Specialty Retail 3.1%
Home Depot, Inc.	133,932	3,874,653

Textiles, Apparel & Luxury Goods 2.1%
Timberland Co., Class A *	148,771	2,667,464

CONSUMER STAPLES 9.9%
Beverages 2.3%
Diageo plc	100,291	1,749,012
PepsiCo, Inc.	18,707	1,137,386

		2,886,398

Food Products 1.9%
McCormick & Co., Inc.	67,387	2,434,692

Household Products 3.7%
Clorox Co.	28,089	1,713,429
Procter & Gamble Co.	49,449	2,998,093

		4,711,522

Tobacco 2.0%
Philip Morris International, Inc.	51,834	2,497,880

ENERGY 9.5%
Energy Equipment & Services 1.4%
Schlumberger, Ltd.	27,195	1,770,123

Oil, Gas & Consumable Fuels 8.1%
Apache Corp.	24,034	2,479,588
Chevron Corp.	23,983	1,846,451
ConocoPhillips	60,635	3,096,629
Exxon Mobil Corp.	41,068	2,800,427

		10,223,095

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS 18.9%
Capital Markets 3.9%
Goldman Sachs Group, Inc.	15,023	$2,536,483
State Street Corp.	23,627	1,028,720
T. Rowe Price Group, Inc.	26,882	1,431,466

		4,996,669

Commercial Banks 2.4%
Wells Fargo & Co. °	111,924	3,020,829

Consumer Finance 3.8%
American Express Co.	35,918	1,455,397
Visa, Inc., Class A	38,623	3,377,968

		4,833,365

Diversified Financial Services 6.7%
Bank of America Corp.	181,588	2,734,716
JPMorgan Chase & Co.	81,315	3,388,396
Moody’s Corp. ρ	86,834	2,327,151

		8,450,263

Insurance 2.1%
Prudential Financial, Inc.	52,294	2,602,149

HEALTH CARE 15.2%
Biotechnology 1.9%
Amgen, Inc. *	43,180	2,442,693

Health Care Equipment & Supplies 1.6%
Medtronic, Inc.	45,727	2,011,073

Pharmaceuticals 11.7%
Johnson & Johnson	47,835	3,081,052
Merck & Co., Inc.	128,677	4,701,858
Novartis AG, ADR	69,965	3,808,195
Pfizer, Inc.	178,230	3,242,004

		14,833,109

INDUSTRIALS 8.8%
Aerospace & Defense 4.0%
Boeing Co.	44,472	2,407,270
Lockheed Martin Corp.	19,709	1,485,073
United Technologies Corp.	16,420	1,139,712

		5,032,055

Air Freight & Logistics 2.1%
Expeditors International of Washington, Inc.	37,005	1,285,183
United Parcel Service, Inc., Class B	23,832	1,367,242

		2,652,425

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Industrial Conglomerates 2.7%
General Electric Co.	229,263	$3,468,749

INFORMATION TECHNOLOGY 19.6%
Communications Equipment 6.8%
Cisco Systems, Inc. *	184,222	4,410,275
QUALCOMM, Inc.	92,469	4,277,616

		8,687,891

Internet Software & Services 5.0%
Ancestry.com, Inc.	72,161	1,010,975
Google, Inc., Class A *	8,561	5,307,649

		6,318,624

IT Services 0.9%
Automatic Data Processing, Inc.	25,450	1,089,769

Software 6.9%
FactSet Research Systems, Inc.	34,276	2,257,760
Microsoft Corp.	78,936	2,406,759
Nintendo Co., Ltd.	7,000	1,659,464
Oracle Corp.	97,028	2,381,067

		8,705,050

MATERIALS 1.1%
Chemicals 1.1%
Air Products & Chemicals, Inc.	18,025	1,461,107

Total Common Stocks (cost $103,847,163)		124,282,390

PREFERRED STOCKS 0.4%
FINANCIALS 0.4%
Diversified Financial Services 0.4%
Bank of America Corp., 10.00% (cost $553,500)	36,900	550,548

PRIVATE PLACEMENT 0.5%
FINANCIALS 0.5%
Diversified Financial Services 0.5%
Apollo Management, LP + (cost $1,955,076)	87,285	610,995

SHORT-TERM INVESTMENTS 2.1%
MUTUAL FUND SHARES 2.1%
BlackRock Liquidity TempFund, Institutional Class, 0.12% q ρρ	506,362	506,362
Evergreen Institutional Money Market Fund, Class I, 0.01% q ø ρρ	550,250	550,250
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.08% q ø	1,031,965	1,031,965
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.15% q ρρ	539,390	539,390

Total Short-Term Investments (cost $2,627,967)		2,627,967

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2009

Value

Total Investments (cost $108,983,706) 101.1%	$128,071,900
Other Assets and Liabilities (1.1%)	(1,378,158)

Net Assets 100.0%	$126,693,742

*	Non-income producing security
°

Investment in a non-controlled affiliate. At December 31, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $3,055,038 and earned $54,843 of income for the year ended December 31, 2009, which is included in income from affiliated issuers.

ρ	All or a portion of this security is on loan.
+	Security is deemed illiquid (unaudited).
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of December 31, 2009:

Financials	19.9%
Information Technology	19.7%
Health Care	15.4%
Consumer Discretionary	15.3%
Consumer Staples	10.0%
Energy	9.6%
Industrials	8.9%
Materials	1.2%

100.0%

See Notes to Financial Statements

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $104,346,453) including $1,527,600 of securities loaned	$123,468,856
Investments in affiliated issuers, at value (cost $4,637,253)	4,603,044

Total investments	128,071,900
Foreign currency, at value (cost $131,277)	128,894
Dividends receivable	175,496
Receivable for Fund shares sold	16,882
Receivable for securities lending income	91

Total assets	128,393,263

Liabilities
Payable for Fund shares redeemed	62,907
Payable for securities on loan	1,596,002
Advisory fee payable	8,700
Distribution Plan expenses payable	1,991
Due to other related parties	1,510
Trustees’ fees and expenses payable	11,404
Printing and postage expenses payable	10,834
Accrued expenses and other liabilities	6,173

Total liabilities	1,699,521

Net assets	$126,693,742

Net assets represented by
Paid-in capital	$113,220,790
Overdistributed net investment income	(11,250)
Accumulated net realized losses on investments	(5,601,609)
Net unrealized gains on investments	19,085,811

Total net assets	$126,693,742

Net assets consists of
Class 1	$54,624,014
Class 2	72,069,728

Total net assets	$126,693,742

Shares outstanding (unlimited number of shares authorized)
Class 1	3,190,587
Class 2	4,225,634

Net asset value per share
Class 1	$17.12
Class 2	$17.06

See Notes to Financial Statements

15

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $15,949)	$1,955,725
Securities lending	138,746
Income from affiliated issuers	61,013

Total investment income	2,155,484

Expenses
Advisory fee	649,547
Distribution Plan expenses	135,699
Administrative services fee	102,534
Transfer agent fees	415
Trustees’ fees and expenses	8,317
Printing and postage expenses	39,467
Custodian and accounting fees	28,813
Professional fees	36,364
Other	4,222

Total expenses	1,005,378
Less: Expense reductions	(27)

Net expenses	1,005,351

Net investment income	1,150,133

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	2,556,788
Foreign currency related transactions	(4,569)

Net realized gains on investments	2,552,219

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	28,840,995
Affiliated issuers	(278,690)
Foreign currency related transactions	15,281

Net change in unrealized gains or losses on investments	28,577,586

Net realized and unrealized gains or losses on investments	31,129,805

Net increase in net assets resulting from operations	$32,279,938

See Notes to Financial Statements

16

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009		2008

Operations
Net investment income		$1,150,133		$1,651,126
Net realized gains or losses on investments		2,552,219		(4,124,302)
Net change in unrealized gains or losses on investments		28,577,586		(44,540,046)

Net increase (decrease) in net assets resulting from operations		32,279,938		(47,013,222)

Distributions to shareholders from
Net investment income
Class 1		(585,714)		(924,331)
Class 2		(622,741)		(718,696)

Total distributions to shareholders		(1,208,455)		(1,643,027)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	291,872	4,135,369	247,841	3,899,426
Class 2	1,079,151	15,738,661	424,144	6,908,969

		19,874,030		10,808,395

Net asset value of shares issued in reinvestment of distributions
Class 1	34,792	585,714	73,185	924,331
Class 2	37,123	622,741	57,085	718,696

		1,208,455		1,643,027

Payment for shares redeemed
Class 1	(772,069)	(10,700,945)	(1,355,770)	(22,532,369)
Class 2	(313,864)	(4,390,489)	(497,126)	(8,108,306)

		(15,091,434)		(30,640,675)

Net increase (decrease) in net assets resulting from capital share transactions		5,991,051		(18,189,253)

Total increase (decrease) in net assets		37,062,534		(66,845,502)
Net assets
Beginning of period		89,631,208		156,476,710

End of period		$126,693,742		$89,631,208

Overdistributed net investment income		$(11,250)		$(9,518)

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Fundamental Large Cap Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through February 12, 2010 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

18

NOTES TO FINANCIAL STATEMENTS continued

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The

19

NOTES TO FINANCIAL STATEMENTS continued

Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to expiration of capital loss carryovers and overdistributed net investment income. During the year ended December 31, 2009, the following amounts were reclassified:

Paid-in capital	$(2,098,414)
Overdistributed net investment income	56,590
Accumulated net realized losses on investments	2,041,824

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.50% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Fundamental Large Cap Fund,

20

NOTES TO FINANCIAL STATEMENTS continued

increase. For the year ended December 31, 2009, the advisory fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended December 31, 2009, the Fund paid brokerage commissions of $1,830 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLAN

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $42,691,473 and $34,984,803, respectively, for the year ended December 31, 2009.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining

21

NOTES TO FINANCIAL STATEMENTS continued

the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$124,282,390	$0	$0	$124,282,390
Preferred stocks	550,548	0	0	550,548
Other	0	610,995	0	610,995
Short-term investments	2,627,967	0	0	2,627,967

	$127,460,905	$610,995	$0	$128,071,900

Further details on the major security types listed above can be found in the Schedule of Investments.

During the year ended December 31, 2009, the Fund loaned securities to certain brokers and earned $138,746, net of $15,720 paid to Wachovia Global Securities Lending as the securities lending agent. At December 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned amounted to $1,527,600 and $1,596,002, respectively.

On December 31, 2009, the aggregate cost of securities for federal income tax purposes was $109,488,441. The gross unrealized appreciation and depreciation on securities based on tax cost was $26,122,651 and $7,539,192, respectively, with a net unrealized appreciation of $18,583,459.

As of December 31, 2009, the Fund had $5,096,874 in capital loss carryovers for federal income tax purposes with $919,366 expiring in 2010 and $4,177,508 expiring in 2016.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program

22

NOTES TO FINANCIAL STATEMENTS continued

allows the Fund to borrow from other participating funds. During the year ended December 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$18,581,076	$5,096,874	$(11,250)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $1,208,455 and $1,643,027 of ordinary income for the years ended December 31, 2009 and December 31, 2008, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended December 31, 2009, the Fund had no borrowings.

23

NOTES TO FINANCIAL STATEMENTS continued

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

24

NOTES TO FINANCIAL STATEMENTS continued

12. SUBSEQUENT EVENTS

At a meeting of the Board of Trustees held on December 30, 2009, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Wells Fargo Advantage VT Core Equity Fund, which will be a series of Wells Fargo Variable Trust created in order to receive the assets of the Fund upon completion of the reorganization, will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Advantage VT Core Equity Fund.

A special meeting of shareholders of the Fund will be held in June 2010 to consider and vote on the Plan. In April 2010, materials for this meeting will be mailed to shareholders of record on March 10, 2010. If approved by the shareholders at this meeting, the reorganization will take place in July 2010.

Effective January 4, 2010, Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo & Company, replaced EIS as the distributor for the Fund.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update on “Improving Disclosures about Fair Value Measurements” which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Fundamental Large Cap Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Fundamental Large Cap Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 12, 2010

26

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

27

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA Fundamental Large Cap Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the

28

ADDITIONAL INFORMATION (unaudited) continued

information that EIMC and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

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ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with

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ADDITIONAL INFORMATION (unaudited) continued

those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

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ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, five-, and ten-year periods ended December 31, 2008, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index, the S&P 500 Index, and had performed in the first quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-

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ADDITIONAL INFORMATION (unaudited) continued

service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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35

TRUSTEES AND OFFICERS

TRUSTEES[1]
K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

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TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Assistant Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

120014 560858 rv7 02/2010

Evergreen VA Growth Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
27	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
28	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Growth Fund for the twelve-month period ended December 31, 2009 (the “period”).

After a tumultuous 2008, U.S. stocks enjoyed an impressive, though sometimes volatile, recovery over the 2009 fiscal year. The bond market also recovered some of its normalcy; the best-performing fixed income markets at the end of the period were those that were the most depressed and distorted as it began. A variety of concerns, including recession, the dollar, employment, and the banking system, weighed heavily on both equity and fixed income investors throughout the fiscal year. Key issues for many investors included the pace of the economic recovery, and whether or not the market’s impressive comeback would be sustainable.

Early in 2009, the fixed income markets were dogged by worries about deflation, as evidenced by investors’ willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009, and international markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets, which were affected by the weakness in economic data and corporate profits, rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third-quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. In October 2009, stocks closed lower for the first time in seven months, as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets in October failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss, and emerging markets managed to rise by 1%, adding to impressive fiscal-year-end returns.

The market’s technicals appeared much stronger than its fundamentals throughout most of the period. Fortunately, however, the fundamental picture began to brighten, as better-than-expected economic data during the last months of the period suggested the possibility of improvements in corporate performance. Interest rates and inflation remained low, providing a healthy backdrop for corporations that have been aggressively cutting costs from their expense structures. Yet challenges remain, particularly in the

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LETTER TO SHAREHOLDERS continued

form of housing, the dollar, employment, and credit availability. In addition to these domestic challenges, other global issues surfaced, such as the debt crisis in the Persian Gulf emirate of Dubai at the end of November, which caused a global sell-off in the last few trading days of the month and raised fears of other global issues surfacing.

During a period that swung from recession to recovery, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios attempted to seek total return and current income.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

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LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. Each reorganization is subject to the satisfaction of a number of conditions, including approval by the Evergreen Fund’s shareholders at a meeting expected to be held in June 2010. It is anticipated that the reorganizations, if they are approved by shareholders and all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

3

FUND AT A GLANCE

as of December 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Managers:

Jeffrey S. Drummond, CFA; Linda Z. Freeman, CFA; Paul Carder, CFA; Jeffrey Harrison, CFA; Edward Rick, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 3/3/1998

	Class 1	Class 2
Class inception date	3/3/1998	7/31/2002

Average annual return

1-year	39.78%	39.45%

5-year	1.57%	1.30%

10-year	2.83%	2.63%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Growth Fund Class 1 shares versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of December 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 39.78% for the twelve-month period ended December 31, 2009. During the same period, the Russell 2000 Growth returned 34.47%.

The fund’s objective is to seek long-term capital growth.

Investment process

The market for small cap growth stocks rebounded sharply in 2009. The fund normally invests at least 75% of its assets in common stocks of small- to medium-sized U.S. companies that we believe are demonstrating earnings growth potential not fully recognized in their stock price. We positioned the portfolio late in 2008 and early in 2009 for the inevitable stabilization and rebound in the economy and were rewarded with gains well above benchmark returns. If 2009 returns were driven by the initial recovery phase in the economy, we think gains in 2010 may be more nuanced and suited to our investment discipline of seeking companies that have above-average revenue and earnings growth, relatively conservative financial structures, and reasonable valuations.

Contributors to performance

Several sectors contributed very positively to the fund’s performance. In Industrials, the fund saw outsized gains in Hexcel and Interline Brands. Hexcel is a manufacturer of composites that go into the newest jets and rebounded strongly after a large price decline in 2008. We trimmed the fund’s weight late in the year as we believed the near-term quarter could be weak. Interline Brands is a leading direct marketer and distributor of maintenance, repair and operations products, including plumbing, electrical, hardware, security hardware, HVAC and other related items. We added the position early in the year as we rotated to a more cyclical positioning in the portfolio and were rewarded with significant gains. In Information Technology, the fund largely benefited from outperformance and an overweight in the semiconductor group, again another cyclical group in which we increased the fund’s exposure early in the year. Three positions—Cavium, Netlogic, and Mellanox—all gained over 100%. Cavium and Netlogic both sell into the communications equipment market to improve networking speed and functionality. Mellanox sells semiconductors for a high-speed interconnect that improves speed between servers and storage devices. We reduced the fund’s semiconductor exposure later in 2009 but retained positions in all three semiconductor positions.

In Telecommunication Services, the fund had outsized gains in SBA Communications. This company leases cell towers to service providers to improve their coverage. We thought there was a significant tailwind for this company due to the proliferation of smart phones and other data-intensive handsets that are taxing the capacity of current networks. In Energy, there was a broad-based uptick in many companies, including Oceaneering International, Natco—which was acquired—Petrohawk Energy, and Core Labs. We bet on a rebound in oil and natural gas prices exiting 2008 and the fund was rewarded with both outperformance and an overweight position during the year. We sold Oceaneering and Natco but continued to hold Petrohawk and Core Labs in the fund. Finally, in Consumer Discretionary, the fund had three positions that all rose over 100% as the

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PORTFOLIO MANAGER COMMENTARY continued

sector rebounded sharply from one of the largest relative declines in 2008. The biggest winner was Blue Nile, which we viewed as the category killer in jewelry retailing. We currently continue to think the company’s negative working capital model puts it in an enviable position relative to brick and mortar jewelry. DSW is a shoe retailer that we purchased mid-year after a management change, betting on improved execution and a better retail environment. The fund was paid in spades as the company reported several quarters of growth. Aeropostale was a large gainer on some of the best execution in the space. We used this strength to exit the position later in the year on concerns about a possible merchandising miss and tougher comparable gains going forward.

Detractors from performance

The fund’s largest detractors were the Health Care sector and a transactional cash position. In Health Care, specifically healthcare equipment, we were stung by a number of earnings misses although we correctly positioned the fund to underweight this underperforming group, which helped offset the stock selection weakness. The largest detractors were Meridian Bioscience, Cardionet, Wright Medical, and Nuvasive. Both Meridian, which experienced unexpected weakness in its life sciences and diagnostics business, and CardioNet, which announced a reimbursement cut from a private pay customer for its procedure, were both sold. Wright Medical lowered forward guidance early in the year, mainly due to expectations of slower growth in reconstructive surgery due to the weak economy. We currently think there still is room for Wright Medical to experience accelerating growth, however. Nuvasive stumbled as a new competitive product from Johnson & Johnson threatened to enter the market in the fall. (It never materialized.) In addition, late in the year, the company was buffeted by reimbursement concerns for its procedure from a limited number of payers. We currently think these issues will be cleared up soon and continue to like the stock. Finally, in the biotechnology space the fund missed out on a 1300% rise in Human Genome Sciences, a speculative stock with a large benchmark weight that the fund didn’t own.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2009	12/31/2009	During Period*

Actual
Class 1	$1,000.00	$1,194.82	$5.48
Class 2	$1,000.00	$1,193.65	$6.86
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,020.21	$5.04
Class 2	$1,000.00	$1,018.95	$6.31

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.99% for Class 1 and 1.24% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.25	$14.02	$15.60	$14.70	$13.80

Income from investment operations
Net investment income (loss)	(0.06)	0.01 [1]	(0.05)[1]	(0.08)	(0.09)[1]
Net realized and unrealized gains or losses on investments	3.34	(5.78)	1.63	1.70	0.99

Total from investment operations	3.28	(5.77)	1.58	1.62	0.90

Distributions to shareholders from
Net investment income	0 [2]	0 [2]	0	0	0
Net realized gains	0	0	(3.15)	(0.72)	0
Tax basis return of capital	0	0	(0.01)	0	0

Total distributions to shareholders	0	0	(3.16)	(0.72)	0

Net asset value, end of period	$11.53	$8.25	$14.02	$15.60	$14.70

Total return[3]	39.78%	(41.13)%	11.05%	11.04%	6.52%

Ratios and supplemental data
Net assets, end of period (thousands)	$39,713	$26,836	$71,001	$75,079	$79,250
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%	0.93%	0.90%	0.88%	0.92%
Expenses excluding waivers/reimbursements and expense reductions	1.02%	0.94%	0.90%	0.88%	0.92%
Net investment income (loss)	(0.57)%	0.08%	(0.32)%	(0.50)%	(0.64)%
Portfolio turnover rate	123%	106%	112%	101%	142%

1	Per share amount is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.09	$13.78	$15.41	$14.58	$13.72

Income from investment operations
Net investment loss	(0.10)	(0.02)[1]	(0.09)[1]	(0.12)	(0.12)[1]
Net realized and unrealized gains or losses on investments	3.29	(5.67)	1.62	1.67	0.98

Total from investment operations	3.19	(5.69)	1.53	1.55	0.86

Distributions to shareholders from
Net investment income	0 [2]	0	0	0	0
Net realized gains	0	0	(3.15)	(0.72)	0
Tax basis return of capital	0	0	(0.01)	0	0

Total distributions to shareholders	0	0	(3.16)	(0.72)	0

Net asset value, end of period	$11.28	$8.09	$13.78	$15.41	$14.58

Total return[3]	39.45%	(41.29)%	10.84%	10.63%	6.27%

Ratios and supplemental data
Net assets, end of period (thousands)	$9,072	$7,732	$14,352	$14,636	$13,181
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.24%	1.18%	1.15%	1.13%	1.17%
Expenses excluding waivers/reimbursements and expense reductions	1.26%	1.19%	1.15%	1.13%	1.17%
Net investment loss	(0.80)%	(0.17)%	(0.57)%	(0.75)%	(0.90)%
Portfolio turnover rate	123%	106%	112%	101%	142%

1	Per share amount is based on average shares outstanding during the period.
2	Amount represents less than $0.005 per share.
3	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value

COMMON STOCKS 96.2%
CONSUMER DISCRETIONARY 16.0%
Distributors 0.6%
LKQ Corp. *	15,000	$293,850

Diversified Consumer Services 1.1%
Capella Education Co. *	7,300	549,690

Hotels, Restaurants & Leisure 3.4%
California Pizza Kitchen, Inc. *	26,500	356,425
P.F. Chang’s China Bistro, Inc. *	15,300	580,023
Shuffle Master, Inc. *	41,700	343,608
Texas Roadhouse, Inc., Class A *	35,700	400,911

		1,680,967

Internet & Catalog Retail 1.1%
Blue Nile, Inc. *	8,646	547,551

Media 1.3%
National CineMedia, Inc.	37,857	627,291

Specialty Retail 5.2%
Children’s Place Retail Stores, Inc. *	8,600	283,886
DSW, Inc., Class A *	21,600	559,008
Genesco, Inc. *	13,300	365,218
Hibbett Sports, Inc. * ρ	23,500	516,765
Lumber Liquidators, Inc. *	15,200	407,360
Stein Mart, Inc. *	37,600	400,816

		2,533,053

Textiles, Apparel & Luxury Goods 3.3%
Iconix Brand Group, Inc. *	33,300	421,245
The Warnaco Group, Inc. *	19,000	801,610
True Religion Apparel, Inc. *	19,900	367,951

		1,590,806

CONSUMER STAPLES 0.5%
Personal Products 0.5%
Chattem, Inc. *	2,363	220,468

ENERGY 6.2%
Energy Equipment & Services 1.8%
Core Laboratories NV	3,493	412,593
Matrix Service Co. *	44,900	478,185

		890,778

Oil, Gas & Consumable Fuels 4.4%
Goodrich Petroleum Corp. *	14,300	348,205
Newfield Exploration Co. *	7,300	352,079
Penn Virginia Corp.	14,000	298,060

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Petrohawk Energy Corp. *	30,200	$724,498
World Fuel Services Corp.	16,010	428,908

		2,151,750

FINANCIALS 5.9%
Capital Markets 1.5%
Stifel Financial Corp. *	12,304	728,889

Commercial Banks 2.4%
First Horizon National Corp. *	44,615	597,836
Signature Bank *	18,100	577,390

		1,175,226

Diversified Financial Services 2.0%
MSCI, Inc., Class A *	14,600	464,280
Portfolio Recovery Associates, Inc. *	11,300	507,144

		971,424

HEALTH CARE 16.9%
Biotechnology 4.2%
Alexion Pharmaceuticals, Inc. *	15,800	771,356
Incyte Corp. *	68,700	625,857
Regeneron Pharmaceuticals, Inc. *	12,000	290,160
United Therapeutics Corp. *	6,500	342,225

		2,029,598

Health Care Equipment & Supplies 4.0%
Endologix, Inc. *	48,313	255,093
Inverness Medical Innovations, Inc. *	15,600	647,556
NuVasive, Inc. *	9,800	313,404
RTI Biologics, Inc. *	85,566	328,573
Wright Medical Group, Inc. *	21,600	409,320

		1,953,946

Health Care Providers & Services 4.0%
Clarient, Inc. * ρ	93,200	246,980
Genoptix, Inc. *	16,900	600,457
HMS Holdings Corp. *	7,900	384,651
PSS World Medical, Inc. *	18,100	408,517
Psychiatric Solutions, Inc. *	15,600	329,784

		1,970,389

Health Care Technology 3.5%
Allscripts-Misys Heathcare Solutions, Inc. *	32,700	661,521
MedAssets, Inc. *	27,900	591,759
Phase Forward, Inc. *	29,100	446,685

		1,699,965

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Life Sciences Tools & Services 0.7%
Icon plc, ADR *	16,938	$368,063

Pharmaceuticals 0.5%
Auxilium Pharmaceuticals, Inc. *	8,000	239,840

INDUSTRIALS 15.4%
Aerospace & Defense 1.5%
ARGON ST, Inc. *	24,379	529,512
Hexcel Corp. *	15,119	196,244

		725,756

Air Freight & Logistics 2.6%
Atlas Air Worldwide Holdings *	19,347	720,676
Forward Air Corp.	11,664	292,183
UTi Worldwide, Inc.	17,700	253,464

		1,266,323

Commercial Services & Supplies 4.5%
Clean Harbors, Inc. *	8,500	506,685
EnerNOC, Inc. *	8,915	270,927
Steiner Leisure, Ltd. *	13,400	532,784
Team, Inc. *	18,974	356,901
Waste Connections, Inc. *	16,400	546,776

		2,214,073

Construction & Engineering 1.4%
Pike Electric Corp. *	12,524	116,223
Quanta Services, Inc. *	27,500	573,100

		689,323

Electrical Equipment 0.8%
Polypore International, Inc. *	32,407	385,643

Machinery 2.4%
Barnes Group, Inc.	17,800	300,820
RBC Bearings, Inc. *	19,300	469,569
Titan International, Inc. ρ	46,200	374,682

		1,145,071

Road & Rail 0.5%
Con-Way, Inc.	6,500	226,915

Trading Companies & Distributors 1.7%
Interline Brands, Inc. *	28,022	483,940
MSC Industrial Direct Co., Class A	7,500	352,500

		836,440

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY 29.0%
Communications Equipment 3.3%
DG FastChannel, Inc. *	15,300	$427,329
Plantronics, Inc.	22,400	581,952
Riverbed Technology, Inc. *	25,300	581,141

		1,590,422

Electronic Equipment, Instruments & Components 1.6%
Benchmark Electronics, Inc. *	30,322	573,389
DTS, Inc. *	6,400	218,944

		792,333

Internet Software & Services 9.8%
ComScore, Inc. *	25,923	454,949
Constant Contact, Inc. *	19,700	315,200
Equinix, Inc. *	8,478	899,940
GSI Commerce, Inc. *	8,700	220,893
LivePerson, Inc. *	67,957	473,660
NIC, Inc.	86,360	789,330
Rackspace Hosting, Inc. *	28,100	585,885
Support.com, Inc. *	109,700	289,608
ValueClick, Inc. *	25,000	253,000
Vocus, Inc. *	26,451	476,118

		4,758,583

IT Services 2.2%
Alliance Data Systems Corp. * ρ	9,600	620,064
CyberSource Corp. *	22,000	442,420

		1,062,484

Semiconductors & Semiconductor Equipment 7.3%
Advanced Energy Industries, Inc. *	25,492	384,419
Atheros Communications, Inc. *	2,200	75,328
ATMI, Inc. *	24,174	450,120
Cavium Networks, Inc. *	23,700	564,771
FormFactor, Inc. *	21,100	459,136
Mellanox Technologies, Ltd. *	40,700	767,602
NetLogic Microsystems, Inc. *	10,400	481,104
Rubicon Technology, Inc. * ρ	19,600	398,076

		3,580,556

Software 4.8%
Concur Technologies, Inc. *	17,264	738,036
Rosetta Stone, Inc. * ρ	13,500	242,325
Smith Micro Software, Inc. *	33,500	306,190
Taleo Corp., Class A *	25,000	588,000
Ultimate Software Group, Inc. *	15,651	459,670

		2,334,221

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
MATERIALS 3.7%
Chemicals 3.2%
Cytec Industries, Inc.	19,200	$699,264
Intrepid Potash, Inc. * ρ	19,495	568,669
Rockwood Holdings, Inc. *	12,956	305,244

		1,573,177

Metals & Mining 0.5%
Brush Engineered Materials, Inc. *	13,297	246,526

TELECOMMUNICATION SERVICES 2.6%
Diversified Telecommunication Services 1.3%
Cbeyond, Inc. * ρ	41,246	649,624

Wireless Telecommunication Services 1.3%
SBA Communications Corp., Class A *	18,500	631,960

Total Common Stocks (cost $36,943,145)		46,932,974

SHORT-TERM INVESTMENTS 8.7%
MUTUAL FUND SHARES 8.7%
BlackRock Liquidity TempFund, Institutional Class, 0.12% q ρρ	914,299	914,299
Evergreen Institutional Money Market Fund, Class I, 0.01% q ø ρρ	2,360,783	2,360,783
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.15% q ρρ	973,934	973,934

Total Short-Term Investments (cost $4,249,016)		4,249,016

Total Investments (cost $41,192,161) 104.9%		51,181,990
Other Assets and Liabilities (4.9%)		(2,396,447)

Net Assets 100.0%		$48,785,543

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of December 31, 2009:

Information Technology	30.1%
Health Care	17.6%
Consumer Discretionary	16.7%
Industrials	16.0%
Energy	6.5%
Financials	6.1%
Materials	3.9%
Telecommunication Services	2.7%
Consumer Staples	0.4%

100.0%

See Notes to Financial Statements

15

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $38,831,378) including $2,763,945 of securities loaned	$48,821,207
Investments in affiliated issuers, at value (cost $2,360,783)	2,360,783

Total investments	51,181,990
Receivable for securities sold	897,732
Receivable for Fund shares sold	52,783
Dividends receivable	904
Receivable for securities lending income	2,356

Total assets	52,135,765

Liabilities
Payable for securities purchased	429,606
Payable for Fund shares redeemed	19,155
Payable for securities on loan	2,881,780
Advisory fee payable	3,780
Distribution Plan expenses payable	252
Due to other related parties	635
Accrued expenses and other liabilities	15,014

Total liabilities	3,350,222

Net assets	$48,785,543

Net assets represented by
Paid-in capital	$52,265,474
Accumulated net investment loss	(1,679)
Accumulated net realized losses on investments	(13,468,081)
Net unrealized gains on investments	9,989,829

Total net assets	$48,785,543

Net assets consists of
Class 1	$39,713,273
Class 2	9,072,270

Total net assets	$48,785,543

Shares outstanding (unlimited number of shares authorized)
Class 1	3,445,603
Class 2	804,616

Net asset value per share
Class 1	$11.53
Class 2	$11.28

See Notes to Financial Statements

16

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $487)	$128,740
Securities lending	40,785
Income from affiliated issuers	5,197

Total investment income	174,722

Expenses
Advisory fee	283,218
Distribution Plan expenses	20,309
Administrative services fee	40,460
Transfer agent fees	245
Trustees’ fees and expenses	1,957
Printing and postage expenses	36,485
Custodian and accounting fees	16,912
Professional fees	29,215
Other	1,256

Total expenses	430,057
Less: Expense reductions	(11)
Fee waivers	(7,123)

Net expenses	422,923

Net investment loss	(248,201)

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(787,285)
Net change in unrealized gains or losses on securities in unaffiliated issuers	14,328,048

Net realized and unrealized gains or losses on investments	13,540,763

Net increase in net assets resulting from operations	$13,292,562

See Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009		2008

Operations
Net investment income (loss)		$(248,201)		$18,833
Net realized losses on investments		(787,285)		(12,163,867)
Net change in unrealized gains or losses on investments		14,328,048		(17,143,483)

Net increase (decrease) in net assets resulting from operations		13,292,562		(29,288,517)

Distributions to shareholders from
Net investment income
Class 1		(3,055)		(11,683)
Class 2		(915)		0

Total distributions to shareholders		(3,970)		(11,683)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	1,183,278	11,661,981	677,691	7,629,693
Class 2	22,705	223,776	66,459	650,415

		11,885,757		8,280,108

Net asset value of shares issued in reinvestment of distributions
Class 1	410	3,055	1,486	11,683
Class 2	125	915	0	0

		3,970		11,683

Payment for shares redeemed
Class 1	(990,917)	(9,400,860)	(2,489,390)	(28,081,353)
Class 2	(173,854)	(1,559,857)	(152,234)	(1,695,025)

		(10,960,717)		(29,776,378)

Net increase (decrease) in net assets resulting from capital share transactions		929,010		(21,484,587)

Total increase (decrease) in net assets		14,217,602		(50,784,787)
Net assets
Beginning of period		34,567,941		85,352,728

End of period		$48,785,543		$34,567,941

Undistributed (overdistributed) net investment income (loss)		$(1,679)		$2,546

See Notes to Financial Statements

18

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Growth Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through February 12, 2010 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires

19

NOTES TO FINANCIAL STATEMENTS continued

that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications

20

NOTES TO FINANCIAL STATEMENTS continued

are due to net operating losses. During the year ended December 31, 2009, the following amounts were reclassified:

Paid-in capital	$(249,733)
Accumulated net investment loss	247,946
Accumulated net realized losses on investments	1,787

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.70% and declining to 0.65% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Growth Fund, increase. For the year ended December 31, 2009, the advisory fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $7,123.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

21

NOTES TO FINANCIAL STATEMENTS continued

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended December 31, 2009, the Fund paid brokerage commissions of $783 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLAN

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $47,325,083 and $47,480,651, respectively, for the year ended December 31, 2009.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$46,932,974	$0	$0	$46,932,974
Short-term investments	4,249,016	0	0	4,249,016

	$51,181,990	$0	$0	$51,181,990

Further details on the major security types listed above can be found in the Schedule of Investments.

22

NOTES TO FINANCIAL STATEMENTS continued

During the year ended December 31, 2009, the Fund loaned securities to certain brokers and earned $40,785, net of $4,600 paid to Wachovia Global Securities Lending as the securities lending agent. At December 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned amounted to $2,763,945 and $2,881,780, respectively.

On December 31, 2009, the aggregate cost of securities for federal income tax purposes was $42,602,691. The gross unrealized appreciation and depreciation on securities based on tax cost was $9,697,160 and $1,117,861, respectively, with a net unrealized appreciation of $8,579,299.

As of December 31, 2009, the Fund had $12,057,551 in capital loss carryovers for federal income tax purposes with $9,292,377 expiring in 2016 and $2,765,174 expiring in 2017.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$8,579,299	$12,057,551	$(1,679)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was $3,970 and $11,683 of ordinary income for the years ended December 31, 2009 and December 31, 2008, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral

23

NOTES TO FINANCIAL STATEMENTS continued

accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended December 31, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and

24

NOTES TO FINANCIAL STATEMENTS continued

plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. SUBSEQUENT EVENTS

At a meeting of the Board of Trustees held on December 30, 2009, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Wells Fargo Advantage VT Small Cap Growth Fund, a series of Wells Fargo Variable Trust, will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Advantage VT Small Cap Growth Fund.

A special meeting of shareholders of the Fund will be held in June 2010 to consider and vote on the Plan. In April 2010, materials for this meeting will be mailed to shareholders of record on March 10, 2010. If approved by the shareholders at this meeting, the reorganization will take place in July 2010.

Effective January 4, 2010, Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo & Company, replaced EIS as the distributor for the Fund.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update on “Improving Disclosures about Fair Value Measurements” which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements.

25

NOTES TO FINANCIAL STATEMENTS continued

Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Growth Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Growth Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 12, 2010

27

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 96.52% of ordinary income dividends paid during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

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ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC and Keil provided. In addition, the Trustees considered

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ADDITIONAL INFORMATION (unaudited) continued

information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

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ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

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ADDITIONAL INFORMATION (unaudited) continued

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research

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ADDITIONAL INFORMATION (unaudited) continued

capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2008, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index, the Russell 2000 Growth Index, and had performed in the third quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees also noted that, for the ten-year period ended December 31, 2008, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index and had performed in the second quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did

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ADDITIONAL INFORMATION (unaudited) continued

not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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35

TRUSTEES AND OFFICERS

TRUSTEES[1]
K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

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TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Assistant Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

120015 560859 rv7 02/2010

Evergreen VA High Income Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
30	STATEMENT OF ASSETS AND LIABILITIES
31	STATEMENT OF OPERATIONS
32	STATEMENTS OF CHANGES IN NET ASSETS
33	NOTES TO FINANCIAL STATEMENTS
46	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
47	ADDITIONAL INFORMATION
56	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA High Income Fund for the twelve-month period ended December 31, 2009 (the “period”).

After a tumultuous 2008, U.S. stocks enjoyed an impressive, though sometimes volatile, recovery over the 2009 fiscal year. The bond market also recovered some of its normalcy; the best-performing fixed income markets at the end of the period were those that were the most depressed and distorted as it began. A variety of concerns, including recession, the dollar, employment, and the banking system, weighed heavily on both equity and fixed income investors throughout the fiscal year. Key issues for many investors included the pace of the economic recovery, and whether or not the market’s impressive comeback would be sustainable.

Early in 2009, the fixed income markets were dogged by worries about deflation, as evidenced by investors’ willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009, and international markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets, which were affected by the weakness in economic data and corporate profits, rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third-quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. In October 2009, stocks closed lower for the first time in seven months, as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets in October failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss, and emerging markets managed to rise by 1%, adding to impressive fiscal-year-end returns.

The market’s technicals appeared much stronger than its fundamentals throughout most of the period. Fortunately, however, the fundamental picture began to brighten, as better-than-expected economic data during the last months of the period suggested the possibility of improvements in corporate performance. Interest rates and inflation remained low, providing a healthy backdrop for corporations that have been aggressively cutting costs from their expense structures. Yet challenges remain, particularly in the

LETTER TO SHAREHOLDERS continued

form of housing, the dollar, employment, and credit availability. In addition to these domestic challenges, other global issues surfaced, such as the debt crisis in the Persian Gulf emirate of Dubai at the end of November, which caused a global sell-off in the last few trading days of the month and raised fears of other global issues surfacing.

During a period that swung from recession to recovery, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios attempted to seek total return and current income.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. Each reorganization is subject to the satisfaction of a number of conditions, including approval by the Evergreen Fund’s shareholders at a meeting expected to be held in June 2010. It is anticipated that the reorganizations, if they are approved by shareholders and all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

FUND AT A GLANCE

as of December 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Tattersall Advisory Group, Inc.

Portfolio Manager:

Andrew Cestone

PERFORMANCE AND RETURNS

Portfolio inception date: 6/30/1999

	Class 1	Class 2
Class inception date	6/30/1999	7/31/2002

Average annual return

1-year	51.80%	51.66%

5-year	5.10%	4.85%

10-year	7.03%	6.84%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA High Income Fund Class 1 shares versus a similar investment in the BofA Merrill Lynch High Yield Master Index† (BofAMLHYMI) and the Consumer Price Index (CPI).

The BofAMLHYMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

A high rate of defaults on the mortgages held by a mortgage pool may limit the pool’s ability to make payments to the fund if the fund holds securities that are subordinate to other interest in the same mortgage pool; the risk of such defaults is generally higher in mortgage pools that include subprime mortgages.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Loans are subject to risks similar to those associated with other below investment grade bond investments, such as credit risk (e.g. risk of issuer default), below investment grade bond risk (e.g. risk of greater volatility in value) and risk that the loan may become illiquid or difficult to price.

FUND AT A GLANCE continued

This section left intentionally blank

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

†     Copyright 2010. BofA Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of December 31, 2009, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 51.80% for the twelve-month period ended December 31, 2009. During the same period, the BofAMLHYMI returned 56.28%.

The fund’s objective is to seeks a high level of current income. Capital growth is a secondary objective when consistent with the objective of seeking high current income.

Investment process

The past fiscal year may have had a bumpy start for high yield investments, but ultimately proved positive for investors. When equity markets weakened in February, the high yield market sold off but quickly bottomed, posting positive returns for the next 10 months. The recovery in the high yield market was record-breaking on several fronts. The BofA Merrill Lynch High Yield Master Index returned 56.3% for the year, besting the prior record from 1991 by more than 12%. April of 2009 provided the highest monthly return in index history. In fact, five of the top 11 historical monthly index returns occurred in 2009. The bank loan market also experienced record returns for the year, although trailing the high yield market a bit.

Mutual fund flows remained strong all year; the $32.2 billion that flowed into the market was another record. As the market improved, issuers found their ability to issue new debt was greatly improved. Supply of new bonds picked up for the remainder of the year, with a record $152.4 billion in new debt issued. Unlike in prior years, the bulk of the issuance was used to refinance existing debt. The issuance of secured debt (40% of all debt) was significantly higher than in prior years. Fortunately, the increase in new-debt issuance was accompanied by a spike in demand that remained strong all year and helped drive performance.

The default rate continued to rise throughout the year, beginning at 5.53% (just above the long term average) and reaching 13.76% near the end of the year. While defaults reached record levels, investor’s expectations for defaults were much higher coming into the year than what was actually experienced. This decline in negative expectations also helped lead to narrowing spreads and solid performance.

Contributors to performance

One of the biggest contributors to performance for the year was the fund’s exposure to closed-end bond funds. These funds were trading at significant discounts to net asset value (NAV), and the narrowing of those discounts added to returns. In addition, early in the year, we positioned the fund defensively in the face of concerns about declining economic activity and increasing default risk. At that time, we maintained the fund’s overweight in short duration bonds relative the benchmark index. While these bonds provided attractive yields, they also benefited from the flurry of refinancing activity. Bank loans were very hard hit in 2008 and were trading cheap to high yield debt coming into the year. The fund profited from the combination of higher credit quality and attractive pricing through its bank loan holdings. Loans performed very well, particularly in the first two quarters of the year, helped by the general spread rally as well as the decline in supply

PORTFOLIO MANAGER COMMENTARY continued

as companies paid off bank debt by issuing public debt. The investment grade corporate market also experienced a strong rally for the year. The fund maintained an overweight to some BBB-rated corporate names, particularly in the finance sector, and this position enhanced returns.1

Detractors from performance

While some of the fund’s more defensive positions aided returns, some of these positions detracted for the year. Much of the underperformance came in the second quarter, when the most distressed areas of the market rebounded. In this type of environment, relative performance is driven much more by what an investor doesn’t own than what an investor does own. As the rally gained strength in the second quarter, the most beaten-up areas of the market recovered the most, and CCC-rated issues outperformed higher-quality bonds.1 The fund’s underweight to this area was one of the primary detractors from returns. At the security level, the fund had avoided some of the worst-performing names in the prior quarters due to our concerns about underlying fundamentals and downside price risk. But as these bonds rallied off the bottom, the fund’s lack of exposure to them dampened performance. The high-yield market also experienced a strong rally in housing-related sectors, as the economic data seemed to suggest that housing might have bottomed. The fund was underweight to that sector, particularly in the areas of building materials and homebuilding, and this underweight detracted from returns. Although bank loans performed very well earlier in the year, they lagged the rest of the high-yield market in the last half, and this trend was also a modest detractor from fund performance.

1     The ratings indicated are from Standard & Poor’s and/or Moody’s Investors Service.

Credit Quality Ratings: Credit quality ratings apply to corporate and municipal bond issues. Standard and Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to CC (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period*

Actual
Class 1	$1,000.00	$1,201.44	$5.55
Class 2	$1,000.00	$1,201.50	$6.94
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,020.16	$5.09
Class 2	$1,000.00	$1,018.90	$6.36

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.00% for Class 1 and 1.25% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2009	2008	2007	2006	2005

Net asset value, beginning of period	$6.25	$9.88	$10.41	$10.27	$10.76

Income from investment operations
Net investment income	0.79 [1]	0.95	0.87	0.76 [1]	0.80
Net realized and unrealized gains or losses on investments	2.49	(3.61)	(0.58)	0.15	(0.64)

Total from investment operations	3.28	(2.66)	0.29	0.91	0.16

Distributions to shareholders from
Net investment income	(0.85)	(0.97)	(0.79)	(0.77)	(0.65)
Tax basis return of capital	0	0	(0.03)	0	0

Total distributions to shareholders	(0.85)	(0.97)	(0.82)	(0.77)	(0.65)

Net asset value, end of period	$8.68	$6.25	$9.88	$10.41	$10.27

Total return[2]	51.80%	(25.68)%	2.82%	8.95%	1.48%

Ratios and supplemental data
Net assets, end of period (thousands)	$8,466	$5,768	$9,169	$10,083	$10,598
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%	0.92%	0.80%	0.75%	0.78%
Expenses excluding waivers/reimbursements and expense reductions	1.13%	1.03%	0.80%	0.75%	0.78%
Net investment income	10.08%	9.70%	7.52%	7.20%	6.79%
Portfolio turnover rate	121%	99%	86%	58%	67%

1	Per share amount is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2009	2008	2007	2006	2005

Net asset value, beginning of period	$6.25	$9.85	$10.38	$10.23	$10.73

Income from investment operations
Net investment income	0.77 [1]	0.94	0.80	0.73 [1]	0.74
Net realized and unrealized gains or losses on investments	2.48	(3.60)	(0.54)	0.16	(0.62)

Total from investment operations	3.25	(2.66)	0.26	0.89	0.12

Distributions to shareholders from
Net investment income	(0.83)	(0.94)	(0.76)	(0.74)	(0.62)
Tax basis return of capital	0	0	(0.03)	0	0

Total distributions to shareholders	(0.83)	(0.94)	(0.79)	(0.74)	(0.62)

Net asset value, end of period	$8.67	$6.25	$9.85	$10.38	$10.23

Total return[2]	51.66%	(25.90)%	2.52%	8.66%	1.15%

Ratios and supplemental data
Net assets, end of period (thousands)	$20,948	$16,790	$28,138	$29,510	$26,770
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%	1.17%	1.05%	1.00%	1.03%
Expenses excluding waivers/reimbursements and expense reductions	1.38%	1.28%	1.05%	1.00%	1.03%
Net investment income	9.89%	9.41%	7.28%	6.95%	6.55%
Portfolio turnover rate	121%	99%	86%	58%	67%

1	Per share amount is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2009

	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 2.6%
FIXED-RATE 0.8%
Bear Stearns Comml. Mtge. Securities Trust, Ser. 2007-PW15, Class A4, 5.33%, 02/11/2044	$80,000	$69,223
Greenwich Capital Comml. Funding Corp., Ser. 2007-GG9, Class AM, 5.48%, 03/10/2039	10,000	7,488
Morgan Stanley Capital I Trust, Ser. 2006-HQ10, Class AM, 5.36%, 11/21/2041	215,000	177,535

		254,246

FLOATING-RATE 1.8%
Citigroup Comml. Mtge. Trust, Ser. 2007-C6, Class A4, 5.70%, 12/10/2049	115,000	102,858
GE Comml. Mtge. Trust:
Ser. 2006-C7, Class AM, 5.79%, 06/10/2046	170,000	136,230
Ser. 2007-C9, Class A4, 5.82%, 12/10/2049	85,000	77,281
Morgan Stanley Capital I Trust:
Ser. 2006-IQ11, Class AM, 5.77%, 10/15/2042	15,000	12,828
Ser. 2007-2A, Class 2A, 5.81%, 08/12/2045 144A	275,000	190,866

		520,063

Total Commercial Mortgage-Backed Securities (cost $593,980)		774,309

CORPORATE BONDS 66.1%
CONSUMER DISCRETIONARY 12.2%
Auto Components 1.1%
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	185,000	159,100
Goodyear Tire & Rubber Co.:
7.86%, 08/15/2011	65,000	67,519
8.625%, 12/01/2011	35,000	36,487
9.00%, 07/01/2015	13,000	13,585
10.50%, 05/15/2016	45,000	49,950

		326,641

Diversified Consumer Services 1.1%
Carriage Services, Inc., 7.875%, 01/15/2015	80,000	76,200
Service Corporation International:
6.75%, 04/01/2015	5,000	4,925
7.50%, 04/01/2027	80,000	71,600
8.00%, 11/15/2021	30,000	29,700
StoneMor Partners, LP, 10.25%, 12/01/2017 144A	125,000	127,812

		310,237

Hotels, Restaurants & Leisure 2.5%
Boyd Gaming Corp.:
7.125%, 02/01/2016	50,000	43,750
7.75%, 12/15/2012	5,000	5,081
Caesars Entertainment, Inc., 7.875%, 03/15/2010	70,000	70,000
Harrah’s Entertainment Corp.:
10.00%, 12/15/2018 144A	15,000	12,113
11.25%, 06/01/2017 144A	120,000	126,150

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Hotels, Restaurants & Leisure continued
Hyatt Hotels Corp., 6.875%, 08/15/2019 144A	$40,000	$40,024
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010 • +	80,000	33,500
Landry’s Restaurants, Inc., 11.625%, 12/01/2015 144A	35,000	35,787
MGM MIRAGE:
6.625%, 07/15/2015	45,000	35,212
8.50%, 09/15/2010	80,000	80,000
11.125%, 11/15/2017 144A	15,000	16,687
11.375%, 03/01/2018 144A	5,000	4,500
Pinnacle Entertainment, Inc., 7.50%, 06/15/2015	70,000	64,750
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	3,000	3,135
Scientific Games Corp., 9.25%, 06/15/2019 144A	25,000	26,375
Seneca Gaming Corp., 7.25%, 05/01/2012	15,000	14,700
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	75,000	57,375
Speedway Motorsports, Inc., 8.75%, 06/01/2016	55,000	58,300
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015 •	240,000	6,150
Universal City Development Partners, Ltd.:
8.875%, 11/15/2015 144A	5,000	4,919
10.875%, 11/15/2016 144A	5,000	5,038
Wynn Resorts, Ltd., 7.875%, 11/01/2017 144A	5,000	5,088

		748,634

Household Durables 1.1%
D.R. Horton, Inc., 9.75%, 09/15/2010	125,000	130,625
Lennar Corp.:
5.125%, 10/01/2010	40,000	40,400
12.25%, 06/01/2017	5,000	6,050
Libbey, Inc., FRN, 7.48%, 06/01/2011	55,000	54,175
Meritage Homes Corp., 7.00%, 05/01/2014	25,000	24,000
Newell Rubbermaid, Inc., 10.60%, 04/15/2019	55,000	69,295

		324,545

Internet & Catalog Retail 0.4%
QVC, Inc., 7.50%, 10/01/2019 144A	60,000	61,500
Ticketmaster Entertainment, Inc., 10.75%, 08/01/2016	45,000	48,713

		110,213

Leisure Equipment & Products 0.1%
Easton-Bell Sports, Inc., 9.75%, 12/01/2016 144A	40,000	41,200

Media 4.2%
Cablevision Systems Corp., 8.625%, 09/15/2017 144A	5,000	5,231
CCH II, LLC, 13.50%, 11/30/2016	337,118	398,642
CCO Holdings, LLC, 8.75%, 11/15/2013	195,000	201,094
Charter Communications, Inc., Step Bond:
8.00%, 04/30/2012 144A ††	120,000	123,900
10.875%, 09/15/2014 144A ††	260,000	292,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Clear Channel Communications, Inc., 9.25%, 12/15/2017 144A	$25,000	$25,825
DirectTV Holdings, LLC, 7.625%, 05/15/2016	5,000	5,469
Dish Network Corp., 7.875%, 09/01/2019 144A	40,000	42,150
Lamar Media Corp.:
6.625%, 08/15/2015	5,000	4,875
7.25%, 01/01/2013	10,000	10,025
9.75%, 04/01/2014	5,000	5,544
Salem Communications Corp., 9.625%, 12/15/2016 144A	45,000	47,363
Sirius XM Radio, Inc., 9.625%, 08/01/2013	15,000	15,000
WMG Acquisition Corp., 9.50%, 06/15/2016 144A	5,000	5,381
XM Satellite Radio Holdings, Inc.:
11.25%, 06/15/2013 144A	30,000	32,400
13.00%, 08/01/2013 144A	30,000	32,738
Young Broadcasting, Inc.:
8.75%, 01/15/2014 •	110,000	385
10.00%, 03/01/2011 •	90,000	315

		1,248,837

Multiline Retail 0.3%
Macy’s, Inc.:
5.90%, 12/01/2016	5,000	4,900
8.875%, 07/15/2015	30,000	33,225
Neiman Marcus Group, Inc., 9.75%, 10/15/2015 @	3,000	2,947
Saks, Inc., 9.875%, 10/01/2011	35,000	36,794

		77,866

Specialty Retail 0.6%
American Achievement Corp.:
8.25%, 04/01/2012 144A	145,000	145,362
Sr. Disc. Note, Step Bond, 10.25%, 10/01/2012 †	20,000	20,050
Colt Defense, LLC, 8.75%, 11/15/2017 144A	5,000	5,188

		170,600

Textiles, Apparel & Luxury Goods 0.8%
Hanesbrands, Inc., 8.00%, 12/15/2016	15,000	15,356
Oxford Industries, Inc., 11.375%, 07/15/2015	135,000	149,175
Visant Corp., 7.625%, 10/01/2012	60,000	60,600

		225,131

CONSUMER STAPLES 2.1%
Food Products 1.6%
Del Monte Foods Co., 7.50%, 10/15/2019 144A	95,000	98,325
Dole Food Company, Inc.:
8.00%, 10/01/2016 144A	40,000	40,800
13.875%, 03/15/2014 144A	74,000	89,355

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food Products continued
Smithfield Foods, Inc.:
7.00%, 08/01/2011	$80,000	$80,200
10.00%, 07/15/2014 144A	65,000	70,850
Tyson Foods, Inc.:
7.85%, 04/01/2016	50,000	51,500
10.50%, 03/01/2014	5,000	5,737
Viskase, Inc., 9.875%, 01/15/2018 144A	50,000	50,625

		487,392

Tobacco 0.5%
Altria Group, Inc., 10.20%, 02/06/2039	105,000	140,472

ENERGY 10.1%
Energy Equipment & Services 2.5%
Basic Energy Services, Inc., 11.625%, 08/01/2014	20,000	21,500
Bristow Group, Inc.:
6.125%, 06/15/2013	5,000	4,963
7.50%, 09/15/2017	80,000	79,600
Forbes Energy Services, Ltd., 11.00%, 02/15/2015	140,000	130,900
GulfMark Offshore, Inc., 7.75%, 07/15/2014	80,000	80,000
Hercules Offshore, Inc., 10.50%, 10/15/2017 144A	40,000	42,400
Hornbeck Offshore Services, Inc.:
8.00%, 09/01/2017 144A	65,000	65,325
Ser. B, 6.125%, 12/01/2014	115,000	107,956
Parker Drilling Co., 9.625%, 10/01/2013	49,000	50,592
PHI, Inc., 7.125%, 04/15/2013	115,000	111,694
Pride International, Inc., 8.50%, 06/15/2019	25,000	29,000
SEACOR Holdings, Inc., 7.375%, 10/01/2019	25,000	25,352

		749,282

Oil, Gas & Consumable Fuels 7.6%
Alon Refining Krotz Springs, Inc., 13.50%, 10/15/2014 144A	70,000	65,625
Aquilex Holdings, LLC, 11.125%, 12/15/2016 144A	30,000	30,000
Arch Coal, Inc., 8.75%, 08/01/2016 144A	5,000	5,313
Atlas Energy Resources, LLC, 12.125%, 08/01/2017	25,000	28,500
Bill Barrett Corp., 9.875%, 07/15/2016	15,000	16,050
Calfrac Holdings, LP, 7.75%, 02/15/2015 144A	25,000	24,375
Chesapeake Energy Corp.:
6.875%, 01/15/2016	250,000	251,250
9.50%, 02/15/2015	95,000	104,737
Cloud Peak Energy Resources, LLC, 8.25%, 12/15/2017 144A	5,000	5,025
El Paso Corp.:
7.42%, 02/15/2037	100,000	90,162
12.00%, 12/12/2013	25,000	29,438
Exco Resources, Inc., 7.25%, 01/15/2011	160,000	160,400

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Ferrellgas Partners, LP:
8.75%, 06/15/2012	$25,000	$25,438
9.125%, 10/01/2017 144A	15,000	15,938
Forest Oil Corp.:
7.25%, 06/15/2019	55,000	54,587
8.50%, 02/15/2014 144A	40,000	42,000
Frontier Oil Corp., 6.625%, 10/01/2011	20,000	20,225
General Maritime Corp., 12.00%, 11/15/2017 144A	50,000	52,312
Holly Corp., 9.875%, 06/15/2017 144A	100,000	105,750
Murray Energy Corp., 10.25%, 10/15/2015 144A	40,000	40,000
Newfield Exploration Co., 7.125%, 05/15/2018	5,000	5,075
Nustar Logistics, LP, 7.65%, 04/15/2018	25,000	27,460
Peabody Energy Corp.:
5.875%, 04/15/2016	60,000	58,800
7.875%, 11/01/2026	170,000	173,612
Penn Virginia Corp., 10.375%, 06/15/2016	5,000	5,475
Petrohawk Energy Corp.:
7.875%, 06/01/2015	55,000	55,825
10.50%, 08/01/2014	25,000	27,438
Pioneer Natural Resources Co., 7.50%, 01/15/2020	75,000	75,562
Plains Exploration & Production Co., 8.625%, 10/15/2019	150,000	154,875
Sabine Pass LNG, LP:
7.25%, 11/30/2013	135,000	123,187
7.50%, 11/30/2016	45,000	37,687
SandRidge Energy, Inc.:
8.00%, 06/01/2018 144A	5,000	4,938
8.75%, 01/15/2020 144A	90,000	90,225
Southwestern Energy Co., 7.50%, 02/01/2018	60,000	63,900
Tesoro Corp.:
6.50%, 06/01/2017	25,000	23,375
7.50%, 07/17/2012 #	60,000	57,371
9.75%, 06/01/2019	40,000	41,600
Williams Cos.:
8.125%, 03/15/2012	25,000	27,462
8.75%, 03/15/2032	10,000	11,999

		2,232,991

FINANCIALS 11.3%
Capital Markets 0.7%
E*TRADE Financial Corp.:
7.375%, 09/15/2013	25,000	23,406
12.50%, 11/30/2017	154,000	175,753

		199,159

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Commercial Banks 0.4%
CapitalSource, Inc., 12.75%, 07/15/2014 144A	$100,000	$107,500
Discover Bank, 8.70%, 11/18/2019	10,000	10,731
Zions Bancorp, 7.75%, 09/23/2014	15,000	13,250

		131,481

Consumer Finance 7.5%
Calpine Construction Finance Corp., 8.00%, 06/01/2016 144A	5,000	5,175
Clearwire Communications Finance Corp., 12.00%, 12/01/2015 144A	160,000	164,000
Discover Financial Services, 10.25%, 07/15/2019	50,000	58,561
Ford Motor Credit Co., LLC:
8.70%, 10/01/2014	10,000	10,465
9.75%, 09/15/2010	80,000	82,562
9.875%, 08/10/2011	185,000	193,770
GMAC, LLC:
6.75%, 12/01/2014 144A	75,000	72,000
6.875%, 09/15/2011 144A	40,000	39,800
6.875%, 08/28/2012 144A	199,000	197,010
7.50%, 12/31/2013 144A	230,000	224,250
8.00%, 12/31/2018 144A	167,000	148,630
8.00%, 11/01/2031 144A	137,000	124,670
8.00%, 11/01/2031	50,000	45,095
International Lease Finance Corp.:
4.75%, 01/13/2012	55,000	46,456
4.875%, 09/01/2010	45,000	43,231
JBS USA Finance, Inc., 11.625%, 05/01/2014 144A	180,000	204,750
Nielsen Financial LLC, Sr. Disc. Note, Step Bond, 0.00%, 08/01/2016 †	5,000	4,588
NII Capital Corp., 10.00%, 08/15/2016 144A	5,000	5,262
NiSource Finance Corp., 10.75%, 03/15/2016	80,000	98,691
Pinnacle Foods Finance, LLC:
9.25%, 04/01/2015 144A	45,000	45,787
10.625%, 04/01/2017	40,000	41,800
Sprint Capital Corp.:
6.875%, 11/15/2028	290,000	242,512
8.375%, 03/15/2012	95,000	98,800

		2,197,865

Diversified Financial Services 1.0%
Citigroup, Inc., 8.50%, 05/22/2019	10,000	11,567
Leucadia National Corp.:
7.00%, 08/15/2013	30,000	30,262
7.125%, 03/15/2017	90,000	85,500
8.125%, 09/15/2015	155,000	158,875

		286,204

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Real Estate Investment Trusts (REITs) 1.5%
Dupont Fabros Technology, Inc., 8.50%, 12/15/2017 144A	$85,000	$86,594
Host Marriott Corp.:
7.125%, 11/01/2013	45,000	45,956
9.00%, 05/15/2017 144A	15,000	16,294
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	85,000	84,575
Potlatch Corp., 7.50%, 11/01/2019 144A	40,000	41,000
Ventas, Inc.:
6.75%, 04/01/2017	64,000	62,240
7.125%, 06/01/2015	59,000	59,295
9.00%, 05/01/2012	45,000	47,250

		443,204

Thrifts & Mortgage Finance 0.2%
Residential Capital, LLC, 8.50%, 05/15/2010	70,000	66,850

HEALTH CARE 3.1%
Biotechnology 0.1%
Talecris Biotherapeutics Holdings Corp., 7.75%, 11/15/2016 144A	30,000	30,600

Health Care Equipment & Supplies 0.2%
Biomet, Inc.:
10.375%, 10/15/2017 @	20,000	21,800
11.625%, 10/15/2017	20,000	22,200

		44,000

Health Care Providers & Services 2.5%
Apria Healthcare Group, 11.25%, 11/01/2014 144A	45,000	49,613
HCA, Inc.:
6.30%, 10/01/2012	25,000	25,125
7.875%, 02/01/2011	50,000	51,688
7.875%, 02/15/2020 144A	55,000	57,406
8.50%, 04/15/2019 144A	145,000	156,962
8.75%, 09/01/2010	55,000	56,581
9.25%, 11/15/2016	140,000	150,675
9.625%, 11/15/2016 @	66,000	71,610
Omnicare, Inc., 6.125%, 06/01/2013	70,000	68,250
Prospect Medical Holdings, Inc., 12.75%, 07/15/2014 144A	35,000	36,925
Symbion, Inc., 11.00%, 08/23/2015 @	28,754	21,853

		746,688

Life Sciences Tools & Services 0.3%
Bio-Rad Laboratories, Inc.:
7.50%, 08/15/2013	10,000	10,263
8.00%, 09/15/2016 144A	70,000	74,025

		84,288

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS 6.8%
Aerospace & Defense 3.6%
Alliant Techsystems, Inc., 6.75%, 04/01/2016	$95,000	$94,525
DAE Aviation Holdings, Inc., 11.25%, 08/01/2015 144A	30,000	25,500
GenCorp, Inc., 9.50%, 08/15/2013	25,000	25,188
GeoEye, Inc., 9.625%, 10/01/2015 144A	15,000	15,506
Hexcel Corp., 6.75%, 02/01/2015	85,000	82,025
L-3 Communications Holdings, Inc.:
5.20%, 10/15/2019 144A	5,000	5,019
5.875%, 01/15/2015	520,000	521,950
6.375%, 10/15/2015	85,000	85,744
Spirit AeroSystems Holdings, Inc., 7.50%, 10/01/2017 144A	25,000	24,750
TransDigm Group, Inc., 7.75%, 07/15/2014 144A	25,000	25,469
Triumph Group, Inc., 8.00%, 11/15/2017 144A	10,000	10,150
Vought Aircraft Industries, Inc., 8.00%, 07/15/2011	130,000	128,862

		1,044,688

Airlines 0.5%
Delta Air Lines, Inc.:
9.50%, 09/15/2014 144A	40,000	41,750
12.25%, 03/15/2015 144A	60,000	60,300
United Airlines, Inc., 10.40%, 05/01/2018	35,000	37,297

		139,347

Building Products 0.0%
Associated Materials, LLC, 9.875%, 11/15/2016 144A	5,000	5,300

Commercial Services & Supplies 1.4%
Browning-Ferris Industries, Inc., 9.25%, 05/01/2021	80,000	95,162
Casella Waste Systems, Inc., 11.00%, 07/15/2014 144A	20,000	21,750
Cornell Companies, Inc., 10.75%, 07/01/2012	10,000	10,263
Corrections Corporation of America:
6.25%, 03/15/2013	60,000	60,600
6.75%, 01/31/2014	5,000	5,025
7.75%, 06/01/2017	75,000	77,625
DigitalGlobe, Inc., 10.50%, 05/01/2014 144A	15,000	16,125
Geo Group, Inc., 7.75%, 10/15/2017 144A	70,000	72,012
Interface, Inc., Class A, 11.375%, 11/01/2013	15,000	16,837
Iron Mountain, Inc., 7.75%, 01/15/2015	10,000	10,100
SGS International, Inc., 12.00%, 12/15/2013	40,000	40,650

		426,149

Industrial Conglomerates 0.4%
Otter Tail Corp., 9.00%, 12/15/2016	105,000	107,625

Machinery 0.8%
Commercial Vehicle Group, Inc., 13.00%, 02/15/2013 144A @	220,000	198,550
CPM Holdings, Inc., 10.625%, 09/01/2014 144A	35,000	37,100

		235,650

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Road & Rail 0.1%
Kansas City Southern, 13.00%, 12/15/2013	$25,000	$29,125

Trading Companies & Distributors 0.0%
RSC Equipment Rental, Inc., 10.00%, 07/15/2017 144A	5,000	5,462
United Rentals, Inc., 10.875%, 06/15/2016	5,000	5,463

		10,925

INFORMATION TECHNOLOGY 3.9%
Communications Equipment 0.2%
EchoStar Corp.:
6.625%, 10/01/2014	20,000	20,225
7.75%, 05/31/2015	20,000	21,050

		41,275

Electronic Equipment, Instruments & Components 2.3%
Anixter International, Inc., 10.00%, 03/15/2014	85,000	94,350
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	85,000	84,681
Intcomex, Inc., 13.25%, 12/15/2014 144A	60,000	59,700
Jabil Circuit, Inc., 8.25%, 03/15/2018	305,000	327,875
Sanmina-SCI Corp., 8.125%, 03/01/2016	30,000	30,075
Viasystem Group, Inc., 12.00%, 01/15/2015 144A	85,000	91,375

		688,056

Internet Software & Services 0.3%
Terremark Worldwide, Inc., 12.00%, 06/15/2017 144A	85,000	94,350

IT Services 0.8%
First Data Corp.:
9.875%, 09/24/2015	15,000	14,063
10.55%, 09/24/2015	196,582	175,449
iPayment, Inc., 9.75%, 05/15/2014	50,000	41,812

		231,324

Semiconductors & Semiconductor Equipment 0.2%
Advanced Micro Devices, Inc., 5.75%, 08/15/2012	50,000	49,562
National Semiconductor Corp., 6.60%, 06/15/2017	5,000	5,129
Spansion, Inc., 11.25%, 01/15/2016 144A •	10,000	10,863

		65,554

Software 0.1%
JDA Software Group, Inc., 8.00%, 12/15/2014 144A	25,000	25,813

MATERIALS 3.5%
Chemicals 0.9%
Dow Chemical Co., 8.55%, 05/15/2019	25,000	29,879
Huntsman International, LLC, 5.50%, 06/30/2016 144A	15,000	13,387
MacDermid, Inc., 9.50%, 04/15/2017 144A	17,000	17,085

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Chemicals continued
Mosaic Co.:
7.30%, 01/15/2028	$90,000	$95,192
7.625%, 12/01/2016 144A	85,000	92,949
Nalco Holding Co., 8.25%, 05/15/2017 144A	5,000	5,337
SOLUTIA, Inc., 8.75%, 11/01/2017	5,000	5,238

		259,067

Construction Materials 0.7%
CPG International, Inc.:
10.50%, 07/01/2013	105,000	99,750
FRN, 7.87%, 07/01/2012	25,000	23,250
Headwaters, Inc., 11.375%, 11/01/2014 144A	45,000	47,138
Texas Industries, Inc., 7.25%, 07/15/2013	30,000	29,625

		199,763

Containers & Packaging 0.8%
Exopack Holding Corp., 11.25%, 02/01/2014	125,000	127,656
Graham Packaging Co., 8.25%, 01/01/2017 144A	100,000	98,750
Silgan Holdings, Inc., 7.25%, 08/15/2016	25,000	25,813

		252,219

Metals & Mining 0.6%
AK Steel Corp., 7.75%, 06/15/2012	30,000	30,450
Edgen Murray Corp., 12.25%, 01/15/2015 144A	55,000	54,725
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	5,000	5,456
8.375%, 04/01/2017	85,000	93,202
Indalex Holdings Corp., 11.50%, 02/01/2014 •	205,000	4,100

		187,933

Paper & Forest Products 0.5%
Clearwater Paper Corp., 10.625%, 06/15/2016 144A	30,000	33,637
Georgia Pacific Corp.:
8.125%, 05/15/2011	25,000	26,375
8.25%, 05/01/2016 144A	5,000	5,325
8.875%, 05/15/2031	15,000	15,975
International Paper Co., 9.375%, 05/15/2019	25,000	30,780
Verso Paper Holdings, LLC, 11.375%, 08/01/2016	40,000	32,400

		144,492

TELECOMMUNICATION SERVICES 5.7%
Diversified Telecommunication Services 3.3%
Cincinnati Bell, Inc., 8.25%, 10/15/2017	55,000	56,100
Citizens Communications Co., 7.875%, 01/15/2027	95,000	87,875
FairPoint Communications, Inc., 13.125%, 04/01/2018 •	15,000	1,650

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Diversified Telecommunication Services continued
Frontier Communications Corp.:
8.125%, 10/01/2018	$110,000	$111,925
8.25%, 05/01/2014	100,000	104,750
Global Crossing, Ltd., 12.00%, 09/15/2015 144A	15,000	16,538
Qwest Corp.:
7.125%, 11/15/2043	40,000	33,000
7.25%, 09/15/2025	15,000	13,950
7.50%, 06/15/2023	80,000	76,000
8.875%, 03/15/2012	280,000	302,400
SBA Telecommunications, Inc., 8.00%, 08/15/2016 144A	40,000	42,000
West Corp., 9.50%, 10/15/2014	5,000	5,100
Windstream Corp., 7.875%, 11/01/2017 144A	130,000	129,025

		980,313

Wireless Telecommunication Services 2.4%
CC Holdings GS V, LLC, 7.75%, 05/01/2017 144A	5,000	5,350
Cricket Communications, Inc.:
7.75%, 05/15/2016	60,000	60,150
9.375%, 11/01/2014	60,000	60,600
iPCS, Inc., FRN, 4.28%, 05/01/2014 @	125,226	107,068
MetroPCS Communications, Inc., 9.25%, 11/01/2014	100,000	101,750
Sprint Nextel Corp.:
6.90%, 05/01/2019	30,000	27,750
Ser. D, 7.375%, 08/01/2015	215,000	210,162
Ser. F, 5.95%, 03/15/2014	125,000	117,344

		690,174

UTILITIES 7.4%
Electric Utilities 4.5%
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ††	407,000	471,547
CMS Energy Corp.:
8.50%, 04/15/2011	20,000	21,056
8.75%, 06/15/2019	15,000	16,493
Edison Mission Energy, 7.20%, 05/15/2019	65,000	49,563
Energy Future Holdings Corp., 12.00%, 11/01/2017 @	205,958	146,745
Mirant Americas Generation, LLC, 8.50%, 10/01/2021	5,000	4,775
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	170,501	179,879
Mirant North America, LLC, 7.375%, 12/31/2013	80,000	79,500
NRG Energy, Inc.:
7.25%, 02/01/2014	20,000	20,300
7.375%, 02/01/2016	10,000	10,038
8.50%, 06/15/2019	55,000	56,650
Orion Power Holdings, Inc., 12.00%, 05/01/2010	200,000	206,000
Public Service Company of New Mexico, 7.95%, 04/01/2015	5,000	5,242
United Maritime Corp., LLC, 11.75%, 06/15/2015 144A	40,000	40,400

		1,308,188

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Gas Utilities 0.4%
National Fuel Gas Co., 8.75%, 05/01/2019	$105,000	$122,767

Independent Power Producers & Energy Traders 2.1%
AES Corp.:
8.00%, 06/01/2020	5,000	5,112
8.875%, 02/15/2011	65,000	68,087
Dynegy Holdings, Inc.:
6.875%, 04/01/2011	55,000	57,475
7.625%, 10/15/2026	135,000	93,825
Reliant Energy Mid-Atlantic Power Holdings, LLC, 9.24%, 07/02/2017	84,349	88,145
Reliant Energy, Inc.:
6.75%, 12/15/2014	207,000	212,175
7.625%, 06/15/2014	75,000	74,625
7.875%, 06/15/2017	5,000	4,938

		604,382

Multi-Utilities 0.4%
PNM Resources, Inc., 9.25%, 05/15/2015	30,000	31,688
Texas-New Mexico Power Co., 9.50%, 04/01/2019 144A	80,000	98,543

		130,231

Total Corporate Bonds (cost $18,470,245)		19,449,090

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 0.9%
FINANCIALS 0.6%
Diversified Financial Services 0.6%
FMG Finance Property, Ltd., 9.75%, 09/01/2013 EUR	125,000	181,881

MATERIALS 0.3%
Chemicals 0.3%
Huntsman, LLC, 6.875%, 11/15/2013 EUR	50,000	67,198

Total Foreign Bonds – Corporate (Principal Amount Denominated in Currency Indicated) (cost $167,927)		249,079

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 2.6%
FIXED-RATE 1.1%
Bear Stearns Securities Trust, Ser. 2007, Class AM, 5.92%, 06/11/2050	$135,000	97,861
Countrywide Alternative Loan Trust, Inc., Ser. 2005-50CB, Class 1A1, 5.50%, 11/25/2035	50,049	37,472
Credit Suisse Comml. Mtge. Trust, Ser. 2007-C5, Class A4, 5.70%, 09/15/2040	80,000	64,037
Greenwich Capital Comml. Funding Corp., Ser. 2007-GG11, Class AM, 5.87%, 08/10/2017	170,000	130,941

		330,311

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE 1.5%
American Home Mtge. Assets:
Ser. 2006-2, Class 1A1, 1.59%, 09/25/2046	$209,243	$108,746
Ser. 2007-1, Class A1, 1.33%, 02/25/2047	38,356	17,922
Banc of America Comml. Mtge., Inc., Ser. 2007-04, Class A4, 5.74%, 02/10/2051	190,000	168,039
GSR Mtge. Loan Trust, Ser. 2007-AR1, Class 2A1, 5.95%, 03/25/2037	107,457	70,501
Lehman XS Trust, Ser. 2006-18N, Class A5A, 0.41%, 12/25/2036	250,000	66,305

		431,513

Total Whole Loan Mortgage-Backed Pass Through Securities (cost $790,129)		761,824

YANKEE OBLIGATIONS – CORPORATE 11.9%
CONSUMER DISCRETIONARY 0.7%
Hotels, Restaurants & Leisure 0.1%
Norwegian Cruise Line, Ltd., 11.75%, 11/15/2016 144A	25,000	24,812
Royal Caribbean Cruises, Ltd., 11.875%, 07/15/2015	10,000	11,613

		36,425

Household Durables 0.3%
Desarrolladora Homex SAB de CV, 9.50%, 12/11/2019 144A	70,000	70,010

Media 0.3%
MDC Partners, Inc., 11.00%, 11/01/2016 144A	10,000	10,300
UPC Germany GmbH, 8.125%, 12/01/2017 144A	60,000	60,422
Videotron, Ltd.:
9.125%, 04/15/2018	5,000	5,525
9.125%, 04/15/2018 144A	5,000	5,525

		81,772

ENERGY 2.3%
Oil, Gas & Consumable Fuels 2.3%
Connacher Oil & Gas, Ltd.:
10.25%, 12/15/2015 144A	110,000	101,200
11.75%, 07/15/2014 144A	35,000	38,850
Griffin Coal Mining Co., Ltd., 9.50%, 12/01/2016 144A	280,000	166,950
Mexichem SAB de CV, 8.75%, 11/06/2019 144A	75,000	80,338
OPTI Canada, Inc.:
7.875%, 12/15/2014	170,000	140,250
8.25%, 12/15/2014	15,000	12,431
9.00%, 12/15/2012 144A	55,000	56,375
P2021 Rig Co., 13.50%, 12/15/2013 144A	70,000	70,000

		666,394

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
FINANCIALS 2.4%
Consumer Finance 1.0%
Fibria Overseas Finance, Ltd., 9.25%, 10/30/2019 144A	$55,000	$61,063
Petroplus Finance, Ltd., 6.75%, 05/01/2014 144A	5,000	4,725
Wind Acquisition Finance SA, 11.75%, 07/15/2017 144A	205,000	224,988

		290,776

Diversified Financial Services 1.4%
Dexus Finance Property Group, Ltd., 7.125%, 10/15/2014 144A	60,000	61,784
FMG Finance Property, Ltd.:
10.625%, 09/01/2016 144A	185,000	205,581
FRN, 4.26%, 09/01/2011 144A	30,000	29,250
Ship Finance International, Ltd., 8.50%, 12/15/2013	135,000	128,081

		424,696

INDUSTRIALS 1.4%
Road & Rail 1.4%
Kansas City Southern de Mexico, 7.375%, 06/01/2014	285,000	279,300
TFM de CV, 9.375%, 05/01/2012	135,000	140,738

		420,038

MATERIALS 2.8%
Chemicals 0.2%
NOVA Chemicals Corp.:
8.375%, 11/01/2016 144A	30,000	30,563
8.625%, 11/01/2019 144A	30,000	30,637

		61,200

Metals & Mining 1.9%
Evraz Group SA, 8.875%, 04/24/2013 144A	105,000	105,525
Novelis, Inc., 7.25%, 02/15/2015	130,000	124,475
Teck Resources, Ltd.:
9.75%, 05/15/2014	45,000	52,144
10.75%, 05/15/2019	120,000	144,000
Vedanta Resources plc, 9.50%, 07/18/2018 144A	140,000	142,800

		568,944

Paper & Forest Products 0.7%
Sappi, Ltd.:
6.75%, 06/15/2012 144A	90,000	86,269
7.50%, 06/15/2032 144A	185,000	117,023

		203,292

TELECOMMUNICATION SERVICES 2.2%
Wireless Telecommunication Services 2.2%
Digicel Group, Ltd.:
8.25%, 09/01/2017 144A	55,000	53,518
12.00%, 04/01/2014 144A	70,000	78,050

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services continued
Inmarsat plc, 7.375%, 12/01/2017 144A	$35,000	$34,634
Intelsat, Ltd.:
8.50%, 01/15/2013	130,000	133,250
8.50%, 11/01/2019 144A	50,000	51,750
8.875%, 01/15/2015	45,000	46,800
8.875%, 01/15/2015 144A	5,000	5,175
11.25%, 06/15/2016	25,000	27,187
Millicom International Cellular SA, 10.00%, 12/01/2013	15,000	15,600
Telesat Canada, Inc., 11.00%, 11/01/2015	50,000	54,500
Vimpel Communications:
8.375%, 04/30/2013 144A	5,000	5,313
9.125%, 04/30/2018 144A	135,000	144,787

		650,564

UTILITIES 0.1%
Electric Utilities 0.1%
InterGen NV, 9.00%, 06/30/2017 144A	15,000	15,713

Total Yankee Obligations – Corporate (cost $3,137,127)		3,489,824

	Shares	Value

COMMON STOCKS 0.7%
CONSUMER DISCRETIONARY 0.7%
Auto Components 0.7%
Metaldyne Corp., Class A ☐ + **	240	43,200
Metaldyne Corp., Class B ☐ + **	846	169,200

Total Common Stocks (cost $259,414)		212,400

	Principal
	Amount	Value

CONVERTIBLE DEBENTURES 0.1%
INFORMATION TECHNOLOGY 0.1%
Communications Equipment 0.1%
Lucent Technologies, Inc., 2.875%, 06/15/2025 (cost $16,695)	$35,000	30,013

	Shares	Value

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Metricom, Inc., Expiring 02/15/2010 * ☐ + (cost $10,603)	50	0

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

LOANS 8.7%
CONSUMER DISCRETIONARY 2.5%
Abitibi Consolidated, Inc., FRN, 11.00%, 03/30/2010	$64,768	$59,587
Cooper Standard Automotive Canada Limited, FRN, 7.00%, 12/23/2010	1,583	1,534
Cooper Standard Automotive, Ltd., FRN:
4.75%, 12/23/2011	25,883	25,100
6.75%, 12/23/2010	1,353	1,312
6.75%, 12/23/2011	5,684	5,513
7.00%, 12/23/2010	5,498	5,330
Ford Motor Co., FRN, 3.24%-3.29%, 12/15/2013	49,090	45,138
Metaldyne Corp., FRN:
5.25%, 04/09/2014	30,058	22,634
13.00%, 04/09/2014	130,000	131,739
MGM Mirage, FRN, 6.00%, 10/03/2011 <	39,399	36,607
Newsday, LLC, 10.50%, 07/15/2013	160,000	170,563
Sugarhouse HSP Gaming Properties, LP, FRN, 11.25%, 09/11/2014	70,000	69,534
Tropicana Entertainment, LLC, FRN, 2.75%, 01/03/2012 •	165,000	51,977
Universal City Development, Ltd., FRN, 7.75%, 10/29/2014	105,000	105,314

		731,882

CONSUMER STAPLES 0.8%
Merisant Co., FRN, 3.74%, 01/11/2010 •	231,100	220,703

ENERGY 0.8%
Saint Acquisition Corp., FRN, 3.56%, 06/05/2014	89,810	82,246
Semgroup Energy Partners, FRN, 9.50%, 07/20/2012	165,000	164,315

		246,561

FINANCIALS 0.5%
CIT Group, Inc., FRN, 13.00%, 01/18/2012	80,000	83,083
Realogy Corp., FRN:
3.25%, 09/01/2014	14,709	13,144
3.29%, 09/01/2014	54,633	48,822

		145,049

HEALTH CARE 0.2%
HCA, Inc., FRN, 1.75%, 11/18/2012	45,328	43,437

INDUSTRIALS 0.7%
Commercial Vehicle Group, Inc., 15.00%, 02/15/2013	128,996	122,627
Neff Corp., FRN:
3.75%, 05/31/2013	54,250	43,517
3.78%, 11/30/2014	275,000	46,750

		212,894

MATERIALS 2.4%
LyondellBasell, FRN:
3.73%, 12/20/2013 <	33,236	24,993
3.98%, 12/22/2014 < •	20,175	15,168
5.79%-6.56%, 04/06/2010 <	360,778	377,012

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Principal Amount	Value

LOANS continued
MATERIALS continued
LyondellBasell, FRN:
7.00%, 12/20/2013 <	$87,546	$65,817
13.00%, 04/06/2010 <	221,181	230,552

		713,542

TELECOMMUNICATION SERVICES 0.5%
FairPoint Communications, Inc., FRN, 5.75%, 03/08/2015 •	164,339	129,654

UTILITIES 0.3%
Scorpion Holding Co., Ltd., FRN, 7.73%, 05/08/2014	105,000	99,366

Total Loans (cost $2,636,761)		2,543,088

	Shares	Value

CLOSED END MUTUAL FUND SHARES 4.7%
BlackRock High Income Shares	12,332	23,308
BlackRock Limited Duration Income Trust	8,707	127,732
BlackRock Senior High Income Fund, Inc.	19,520	68,320
Dreyfus High Yield Strategies Fund, Inc.	40,165	150,619
DWS Multi-Market Income Trust	2,481	21,361
Eaton Vance Limited Duration Income Trust	10,503	156,495
ING Prime Rate Trust	41,112	214,605
LMP Corporate Loan Fund, Inc.	17,985	180,569
New America High Income Fund, Inc.	10,568	95,640
Nuveen Floating Rate Income Fund	33,672	348,505
Van Kampen Senior Income Trust	610	2,574

Total Closed End Mutual Fund Shares (cost $969,359)		1,389,728

SHORT-TERM INVESTMENTS 0.8%
MUTUAL FUND SHARES 0.8%
Evergreen Institutional Money Market Fund, Class I, 0.01% ø q ## (cost $241,318)	241,318	241,318

Total Investments (cost $27,293,558) 99.1%		29,140,673
Other Assets and Liabilities 0.9%		274,081

Net Assets 100.0%		$29,414,754

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2009

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
+	Security is deemed illiquid (unaudited).
††	The rate shown is the stated rate at the current period end.
@	Security is currently paying interest in-kind.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

#	When-issued or delayed delivery security
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
**	Restricted security
*	Non-income producing security
<	All or a portion of the position represents an unfunded loan commitment.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
q	Rate shown is the 7-day annualized yield at period end.
##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

Summary of Abbreviations
EUR	Euro
FRN	Floating Rate Note

The following table shows the percent of total bonds by credit quality based on Moody’s and Standard & Poor’s ratings as of December 31, 2009 (unaudited):

AAA	5.7%
AA	1.0%
A	1.8%
BBB	8.8%
BB	34.2%
B	32.9%
CCC	7.9%
Less than CCC	1.7%
NR	6.0%

100.0%

The following table shows the percent of total bonds based on effective maturity as of December 31, 2009 (unaudited):

Less than 1 year	12.0%
1 to 3 year(s)	12.9%
3 to 5 years	23.2%
5 to 10 years	44.3%
10 to 20 years	5.6%
20 to 30 years	1.9%
Greater than 30 years	0.1%

100.0%

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $27,052,240)	$28,899,355
Investments in affiliated issuers, at value (cost $241,318)	241,318

Total investments	29,140,673
Foreign currency, at value (cost $2,566)	2,465
Receivable for securities sold	35,833
Dividends and interest receivable	560,974
Premiums paid on credit default swap transactions	14,766
Unrealized gains on forward foreign currency exchange contracts	10,015
Unrealized gains on credit default swap transactions	34,249

Total assets	29,798,975

Liabilities
Payable for securities purchased	224,167
Payable for Fund shares redeemed	28,082
Unrealized losses on credit default swap transactions	27,398
Premiums received on credit default swap transactions	67,213
Due to custodian bank	1,899
Advisory fee payable	884
Distribution Plan expenses payable	575
Due to other related parties	517
Accrued expenses and other liabilities	33,486

Total liabilities	384,221

Net assets	$29,414,754

Net assets represented by
Paid-in capital	$35,895,576
Overdistributed net investment income	(23,022)
Accumulated net realized losses on investments	(8,321,509)
Net unrealized gains on investments	1,863,709

Total net assets	$29,414,754

Net assets consists of
Class 1	$8,466,365
Class 2	20,948,389

Total net assets	$29,414,754

Shares outstanding (unlimited number of shares authorized)
Class 1	975,923
Class 2	2,416,419

Net asset value per share
Class 1	$8.68
Class 2	$8.67

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment income
Interest (net of foreign withholding taxes of $1,289)	$2,738,304
Dividends	156,533
Securities lending	5,299
Income from affiliated issuers	3,531

Total investment income	2,903,667

Expenses
Advisory fee	130,532
Distribution Plan expenses	47,275
Administrative services fee	26,106
Transfer agent fees	150
Trustees’ fees and expenses	1,505
Printing and postage expenses	38,589
Custodian and accounting fees	62,943
Professional fees	34,514
Other	1,495

Total expenses	343,109
Less: Expense reductions	(7)
Fee waivers	(35,058)

Net expenses	308,044

Net investment income	2,595,623

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(1,761,550)
Foreign currency related transactions	(33,208)
Credit default swap transactions	6,005

Net realized losses on investments	(1,788,753)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	10,011,813
Foreign currency related transactions	9,914
Credit default swap transactions	(26,901)

Net change in unrealized gains or losses on investments	9,994,826

Net realized and unrealized gains or losses on investments	8,206,073

Net increase in net assets resulting from operations	$10,801,696

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009		2008

Operations
Net investment income		$2,595,623		$2,983,500
Net realized losses on investments		(1,788,753)		(4,575,793)
Net change in unrealized gains or losses on investments		9,994,826		(7,004,327)

Net increase (decrease) in net assets resulting from operations		10,801,696		(8,596,620)

Distributions to shareholders from
Net investment income
Class 1		(757,630)		(779,449)
Class 2		(1,855,871)		(2,164,668)

Total distributions to shareholders		(2,613,501)		(2,944,117)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	10,008	77,332	3,286	26,908
Class 2	74,669	581,494	29,167	228,565

		658,826		255,473

Net asset value of shares issued in reinvestment of distributions
Class 1	89,955	757,630	134,853	779,449
Class 2	220,621	1,855,871	374,510	2,164,668

		2,613,501		2,944,117

Payment for shares redeemed
Class 1	(47,029)	(371,568)	(143,321)	(1,260,572)
Class 2	(567,301)	(4,232,159)	(571,161)	(5,147,916)

		(4,603,727)		(6,408,488)

Net decrease in net assets resulting from capital share transactions		(1,331,400)		(3,208,898)

Total increase (decrease) in net assets		6,856,795		(14,749,635)
Net assets
Beginning of period		22,557,959		37,307,594

End of period		$29,414,754		$22,557,959

Undistributed (overdistributed) net investment income		$(23,022)		$39,711

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA High Income Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through February 15, 2010 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS continued

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

NOTES TO FINANCIAL STATEMENTS continued

e. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

f. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

g. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

h. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment

NOTES TO FINANCIAL STATEMENTS continued

exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

i. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the

NOTES TO FINANCIAL STATEMENTS continued

ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

j. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

k. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, expiration of capital loss carryovers, return of capital distributions and swap contracts. During the year ended December 31, 2009, the following amounts were reclassified:

Paid-in capital	$(4,195,321)
Overdistributed net investment income	(44,855)
Accumulated net realized losses on investments	4,240,176

l. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.50% and declining to 0.45% as average daily net assets increase. For the year ended December 31, 2009, the advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $35,058.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended December 31, 2009, the Fund paid brokerage commissions of $10 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLAN

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 2009:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$338,248	$30,431,729	$341,505	$29,768,056

NOTES TO FINANCIAL STATEMENTS continued

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$0	$0	$212,400	$212,400
Closed end mutual fund shares	1,389,728	0	0	1,389,728
Mortgage-backed securities	0	1,536,133	0	1,536,133
Corporate debt securities	0	23,218,006	0	23,218,006
Loans	0	1,744,510	798,578	2,543,088
Short-term investments	241,318	0	0	241,318

	$1,631,046	$26,498,649	$1,010,978	$29,140,673

Further details on the major security types listed above can be found in the Schedule of Investments.

As of December 31, 2009, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Other financial instruments*	$0	$(35,581)	$0	$(35,581)

*

Other financial instruments include forwards and swap contracts. The value of swap contracts consists of unrealized gains/losses and premiums paid/received on swap contracts as reflected on the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common stocks	Loans	Total

Balance as of January 1, 2009	$0	$0	$0
Realized gains or losses	0	0	0
Change in unrealized gains or losses	(47,014)	0	(47,014)
Amortization	0	0	0
Net purchases (sales)	259,414	0	259,414
Transfers in and/or out of Level 3	0	798,578	798,578

Balance as of December 31, 2009	$212,400	$798,578	$1,010,978

Change in unrealized gains or losses included in earnings relating to securities still held at December 31, 2009	$(47,014)	$0	$(47,014)

As of December 31, 2009, the Fund had unfunded loan commitments of $179,157.

On December 31, 2009, the aggregate cost of securities for federal income tax purposes was $27,559,236. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,680,848 and $1,099,411, respectively, with a net unrealized appreciation of $1,581,437.

As of December 31, 2009, the Fund had $8,065,846 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2010	2011	2013	2014	2015	2016	2017

$11,033	$972,780	$37,216	$641,232	$284,682	$2,522,975	$3,595,928

These losses are subject to certain limitations prescribed by the Internal Revenue Code.

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2009, the Fund entered into forward foreign currency exchange contracts for hedging purposes.

At December 31, 2009, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver	U.S. Value at December 31, 2009	In Exchange for U.S. $	Unrealized Gain (Loss)

4/15/2010	70,226 EUR	$100,654	$104,492	$3,838
4/15/2010	111,265 EUR	159,474	165,651	6,177

The Fund had average contract amounts of $663 and $220,010 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended December 31, 2009.

NOTES TO FINANCIAL STATEMENTS continued

The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return. At December 31, 2009, the Fund had the following credit default swap contracts outstanding:

Credit default swaps on debt obligations – Buy protection

					Fixed
			Rating of		Payments	Frequency		Upfront
		Reference	Reference		Made	of		Premiums	Unrealized
		Debt	Debt	Notional	by the	Payments	Market	Paid/	Gain
Expiration	Counterparty	Obligation	Obligation*	Amount	Fund	Made	Value	(Received)	(Loss)

6/20/2014	Goldman Sachs	Expedia, 7.46%, 8/15/2018 #	BBB-	$65,000	5.00%	Quarterly	$(11,611)	$(5,322)	$(6,289)
6/20/2014	UBS	Expedia, 7.46%, 8/15/2018 #	BBB-	50,000	5.00%	Quarterly	(8,932)	(1,364)	(7,568)

Credit default swaps on an index – Buy protection

Expiration	Counterparty	Reference Index	Rating of Reference Index*@	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

12/20/2014	Goldman Sachs	Dow Jones CDX, North America Index HY.13 ##	B	$173,250	5.00%	Quarterly	$893	$10,816	$(9,923)
12/20/2014	UBS	Dow Jones CDX, North America Index HY.13 ##	B	64,350	5.00%	Quarterly	332	3,950	(3,618)

 Credit default swaps on an index – Sell protection

Expiration	Counterparty	Reference Index	Rating of Reference Index*@	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

12/13/2049	Credit Suisse	Markit CMBX, North America Index AAA 3 #	AAA	$ 50,000	0.08%	Monthly	$ (7,729)	$(13,623)	$5,894
12/13/2049	Goldman Sachs	Markit CMBX, North America Index AAA 3 #	AAA	120,000	0.08%	Monthly	(18,549)	(46,904)	28,355

*

Reflects the ratings of a nationally recognized ratings agency at period end. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium and restructuring may also cause a credit event to take place.

@	Rating represents an average rating for the underlying securities within the index.
#	The Fund entered into the swap contract for speculative purposes.
##	The Fund entered into the swap contract for hedging purposes.

NOTES TO FINANCIAL STATEMENTS continued

The Fund had an average notional balance on credit default swaps of $1,099,532 during the year ended December 31, 2009.

Certain of the Fund’s derivative transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collaterization of the derivative transaction in net liability positions. On December 31, 2009, the aggregate fair value of all derivative instruments with net asset contingent features that were in a liability positions amounted to $46,821.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2009 was as follows:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Forward foreign currency contracts	Unrealized gains on forward foreign currency exchange contracts, Net assets – Net unrealized gains on investments	$10,015	Unrealized losses on forward foreign currency exchange contracts, Net assets – Net unrealized gains on investments	$0
Credit contracts	Unrealized gains on credit default swap transactions, Net assets – Net unrealized gains on investments	34,249	Unrealized losses on credit default swap transactions, Net assets – Net unrealized gains on investments	27,398
	Premiums paid on credit default swap transactions	14,766	Premiums received on credit default swap transactions	67,213

		$59,030		$94,611

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 was as follows:

	Amount of Realized Gains or Losses on Derivatives

Derivatives not accounted for as hedging instruments	Forward Currency Contracts	Credit Default Swaps	Total

Forward foreign currency contracts	$2,854	$0	$2,854
Credit contracts	0	6,005	6,005

	$2,854	$6,005	$8,859

NOTES TO FINANCIAL STATEMENTS continued

	Change in Unrealized Gains or Losses on Derivatives

Derivatives not accounted for as hedging instruments	Forward Currency Contracts	Credit Default Swaps	Total

Forward foreign currency contracts	$10,015	$0	$10,015
Credit contracts	0	(26,901)	(26,901)

	$10,015	$(26,901)	$(16,886)

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2009, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	Capital Loss Carryovers	Temporary Book/Tax Differences

$1,585,918	$8,065,846	$(894)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, forwards contracts and swaps contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $2,613,501 and $2,944,117 of ordinary income for the years ended December 31, 2009 and December 31, 2008, respectively.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

NOTES TO FINANCIAL STATEMENTS continued

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended December 31, 2009, the Fund had no borrowings.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different

NOTES TO FINANCIAL STATEMENTS continued

points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

13. SUBSEQUENT EVENTS

On December 30, 2009, the Fund’s Board of Trustees approved the liquidation of the Fund, which is expected to take place on or about April 30, 2010. Effective after the close of business on January 29, 2010, shares of the Fund are no longer available for purchase by new shareholders.

Effective January 4, 2010, Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo & Company, replaced EIS as the distributor for the Fund.

In January 2010, the Fund changed its pricing for all evaluated prices for taxable fixed income securities and non-listed preferred stocks from mean to bid prices. The change was the result of EIMC’s analysis of which price estimate (mean or bid) provided the better estimate of value. The estimated impact on the Fund’s net asset value (NAV) per share on the day of the change was a decrease of $0.03.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update on “Improving Disclosures about Fair Value Measurements” which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA High Income Fund (the Fund), a series of the Evergreen Variable Annuity Trust, as of December 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA High Income Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As discussed in note 13 to the financial statements, the Fund’s Board of Trustees has decided to cease operations and liquidate the Fund. The financial statements do not include any adjustments that might result from the decision to cease operations and liquidate the Fund.

Boston, Massachusetts

February 15, 2010

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, Tattersall Advisory Group, Inc. (the “Sub-Advisor”), or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA High Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC, the Sub-Advisor, and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the

ADDITIONAL INFORMATION (unaudited) continued

larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds, EIMC, and the Sub-Advisor with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC and the Sub-Advisor. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC and the Sub-Advisor formulate and implement an investment program for the Fund. They noted that EIMC makes its personnel available to serve

ADDITIONAL INFORMATION (unaudited) continued

as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by the Sub-Advisor and EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC and the Sub-Advisor were consistent with EIMC’s and the Sub-Advisor’s respective duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-year period ended December 31, 2008, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index, the BofA Merrill Lynch High Yield Master Index, and performed in the fourth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the three- and five-year periods ended December 31, 2008, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index, and performed in the fourth quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that the Fund’s portfolio management team had changed in 2007 and that the new portfolio manager’s performance record with the Fund may be too short to draw definitive conclusions.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by most of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example,

ADDITIONAL INFORMATION (unaudited) continued

the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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TRUSTEES AND OFFICERS

TRUSTEES[1]
K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director,Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Assistant Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

120016 560860 rv7 02/2010

Evergreen VA International Equity Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
18	STATEMENT OF ASSETS AND LIABILITIES
19	STATEMENT OF OPERATIONS
20	STATEMENTS OF CHANGES IN NET ASSETS
21	NOTES TO FINANCIAL STATEMENTS
30	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
31	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA International Equity Fund for the twelve-month period ended December 31, 2009 (the “period”).

After a tumultuous 2008, U.S. stocks enjoyed an impressive, though sometimes volatile, recovery over the 2009 fiscal year. The bond market also recovered some of its normalcy; the best-performing fixed income markets at the end of the period were those that were the most depressed and distorted as it began. A variety of concerns, including recession, the dollar, employment, and the banking system, weighed heavily on both equity and fixed income investors throughout the fiscal year. Key issues for many investors included the pace of the economic recovery, and whether or not the market’s impressive comeback would be sustainable.

Early in 2009, the fixed income markets were dogged by worries about deflation, as evidenced by investors’ willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009, and international markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets, which were affected by the weakness in economic data and corporate profits, rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third-quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. In October 2009, stocks closed lower for the first time in seven months, as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets in October failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss, and emerging markets managed to rise by 1%, adding to impressive fiscal-year-end returns.

The market’s technicals appeared much stronger than its fundamentals throughout most of the period. Fortunately, however, the fundamental picture began to brighten, as better-than-expected economic data during the last months of the period suggested the possibility of improvements in corporate performance. Interest rates and inflation remained low, providing a healthy backdrop for corporations that have been aggressively cutting costs from their expense structures. Yet challenges remain, particularly in the

1

LETTER TO SHAREHOLDERS continued

form of housing, the dollar, employment, and credit availability. In addition to these domestic challenges, other global issues surfaced, such as the debt crisis in the Persian Gulf emirate of Dubai at the end of November, which caused a global sell-off in the last few trading days of the month and raised fears of other global issues surfacing.

During a period that swung from recession to recovery, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios attempted to seek total return and current income.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer
Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. Each reorganization is subject to the satisfaction of a number of conditions, including approval by the Evergreen Fund’s shareholders at a meeting expected to be held in June 2010. It is anticipated that the reorganizations, if they are approved by shareholders and all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

3

FUND AT A GLANCE

as of December 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Francis X. Claró, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 8/17/1998

	Class 1	Class 2
Class inception date	8/17/1998	7/31/2002

Average annual return

1-year	15.95%	15.47%

5-year	2.19%	1.92%

10-year	1.96%	1.76%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA International Equity Fund Class 1 shares versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Free Index (Net) (MSCI EAFE Free (N)) and the Consumer Price Index (CPI).

The MSCI EAFE Free (N) is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Funds that concentrate their investments in a limited number of countries may face increased risk of price fluctuation over more diversified funds due to adverse developments within those countries.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

All data is as of December 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 15.95% for the twelve-month period ended December 31, 2009. During the same period, the MSCI EAFE Free (N) returned 31.78%.

The fund’s objective is to seek long-term capital growth and secondarily, modest income.

Investment process

The fiscal year was one of exceptional, abnormal, and even some record-breaking market movements. Early in 2009, global economies continued to stumble, with equity markets following in lock-step, reflecting the weak fundamentals facing most companies, the banking industry in particular. A total collapse of the banking system and the fear of a slide into deeper recession were avoided by global government actions. These actions provided both economic and corporate stimulus, leading to gradually improving fundamentals and to renewed optimism for investors that the worst was over. Markets continued their upward trend in the second half of the fiscal year.

Given our emphasis on fundamentals, on high-quality companies, and on our conscious focus on protection of capital, we fared better than the markets over the early months of the fiscal year, as the downward cycle continued. When the markets changed direction in March, we had little exposure initially to the lower-quality companies that provided the steam for the market sharp rise and, given its scale and pace, we lagged over the period to end June. During the second half of the fiscal year performance more closely tracked the benchmark.

From the outset of the year, we had maintained our emphasis on companies with stronger balance sheets and higher free cash flow yields, and by early March the portfolio was positioned to withstand the extreme negative fundamentals, both economic and corporate. Major underweights were in the Financials sector, particularly in the problem-plagued banking industry; Utilities, given the sharp reduction in demand and in pricing power; and Consumer Discretionary, reflecting the fall in consumer spending power. By the summer of 2009 as we began to see some early signs of improving fundamentals we moved to some more economically sensitive holdings. By year end we had eliminated the early-year overweights in the more defensive areas of Telecommunication Services, Health Care, and Consumer Staples in favor of increased exposure to Information Technology, Industrials, and Consumer Discretionary. Among the industries and market segments we focused on were automobile companies, which selectively had fallen to very attractive valuation levels. We also favored temporary employment firms, a strong beneficiary of the fledgling economic recovery.

Contributors to performance

The fund experienced improved relative performance in the second half of the fiscal year, as the rally broadened. Positive contributions came from our underweight in Utilities, the weakest-performing sector over the fiscal year by a wide margin. The sector continued to struggle, with falling demand for power, resistance from regulators against rate increases, and volatile oil and gas prices. Industrials benefitted from strong stock performances, the driving force for which was the weight we had built up in the temporary employment companies. This industry is a leading economic indicator, as employers tend to add temporary workers at the early stages of a recovery, and the improving outlook for employment pushed these companies upward. Our Chinese holdings in Information Technology included Baidu, which dominates online searches in its home market, SINA, the Chinese online media company and information services provider—both performed strongly. Performance was helped by Elpida Memory, the Japanese DRAM producer, a new holding in the period. Geographically, China led the contributions to overall returns, followed by the Netherlands which benefitted from the overweight in the number of employment companies centered there.

6

PORTFOLIO MANAGER COMMENTARY continued

Detractors from performance

The primary overall detractor was our emphasis on quality stocks early in the year and the resulting limited participation in the rapid, momentum-driven rise that started in early March. Most of the underperformance occurred between March 9 and June 30. Among the sectors that rose sharply in that period—and to which we had limited exposure—were Financials, Materials, and Industrials, as well as stocks with weaker fundamentals. Barclays, in the U.K., is an example of this. The stock rose by over 100% during the second quarter, even though investors in late February had serious concern about the company’s ability to survive. On the other hand, some of the sectors in which we were overweight and which had stronger balance sheets and higher visibility of free cash flow, to which we attached major importance in the very negative market environment, were shunned by investors chasing the market upturn. These included Telecommunication Services, Health Care, and Consumer Staples. Thus, while we actually achieved positive contribution from most holdings, we lagged the benchmark contribution due to the underweight position of these stocks.

Detractors were led by Financials. We had benefitted from our stance in this sector, as markets weakened in 2008 and early 2009, and we could not reconcile the focus we have on quality and on the protection of capital value with a strategy of just chasing price movements. Visibility of earnings was not easy to come by, and satisfying insights about the real strength—or lack of it—of many leading banks were unavailable to us. Consumer Staples and Telecommunication Services were other larger detractors, again as the result of our overweight positioning due to our fundamental emphasis and our focus on protecting investor capital and value. This positioning suffered in the sharp change in market conditions from early March. Some holdings also suffered from stock specific issues. For example, Agnico Eagle, in materials, suffered as it experienced difficulties in bringing new mining production on line within schedule. In Information Technology, Nintendo gave up some of its strong returns of prior years as investors began to have doubts on its ability to maintain sales. In Consumer Staples, a number of Japanese food retailers such as Family Mart and Sugi Holdings which we owned and which had held up remarkably well during the preceding downturn, fell as investors fled in pursuit of rising stock prices elsewhere.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	7/1/2009	12/31/2009	During Period*

Actual
Class 1	$1,000.00	$1,205.65	$3.50
Class 2	$1,000.00	$1,202.04	$4.88
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,022.03	$3.21
Class 2	$1,000.00	$1,020.77	$4.48

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.63% for Class 1 and 0.88% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.61	$16.84	$16.18	$14.31	$12.62

Income from investment operations
Net investment income	0.22 [1]	0.41 [1]	0.34	0.37	0.19
Net realized and unrealized gains or losses on investments	1.16	(7.26)	2.09	2.90	1.82

Total from investment operations	1.38	(6.85)	2.43	3.27	2.01

Distributions to shareholders from
Net investment income	(0.32)	0	(0.41)	(0.58)	(0.32)
Net realized gains	0	(0.38)	(1.36)	(0.82)	0

Total distributions to shareholders	(0.32)	(0.38)	(1.77)	(1.40)	(0.32)

Net asset value, end of period	$10.67	$9.61	$16.84	$16.18	$14.31

Total return[2]	15.95%	(41.49)%	15.00%	23.16%	16.00%

Ratios and supplemental data
Net assets, end of period (thousands)	$69,407	$71,286	$190,766	$175,518	$140,564
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.68%	0.67%	0.63%	0.68%	0.77%
Expenses excluding waivers/reimbursements and expense reductions	0.68%	0.67%	0.63%	0.68%	0.77%
Net investment income	2.31%	3.02%	2.01%	2.53%	1.64%
Portfolio turnover rate	205%	127%	58%	74%	61%

1	Per share amount is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.55	$16.77	$16.12	$14.26	$12.59

Income from investment operations
Net investment income	0.07 [1]	0.37 [1]	0.29	0.34	0.14
Net realized and unrealized gains or losses on investments	1.27	(7.21)	2.09	2.88	1.83

Total from investment operations	1.34	(6.84)	2.38	3.22	1.97

Distributions to shareholders from
Net investment income	(0.30)	0	(0.37)	(0.54)	(0.30)
Net realized gains	0	(0.38)	(1.36)	(0.82)	0

Total distributions to shareholders	(0.30)	(0.38)	(1.73)	(1.36)	(0.30)

Net asset value, end of period	$10.59	$9.55	$16.77	$16.12	$14.26

Total return[2]	15.47%	(41.60)%	14.73%	22.89%	15.67%

Ratios and supplemental data
Net assets, end of period (thousands)	$891,137	$56,692	$118,843	$109,836	$71,849
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.89%	0.92%	0.88%	0.93%	1.01%
Expenses excluding waivers/reimbursements and expense reductions	0.89%	0.92%	0.88%	0.93%	1.01%
Net investment income	0.70%	2.74%	1.75%	2.28%	1.22%
Portfolio turnover rate	205%	127%	58%	74%	61%

1	Per share amount is based on average shares outstanding during the period.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2009

	Country	Shares	Value

COMMON STOCKS 97.3%
CONSUMER DISCRETIONARY 14.1%
Automobiles 4.2%
Daimler AG	Germany	313,514	$16,750,112
Isuzu Motors, Ltd. *	Japan	7,434,000	13,886,730
Toyota Motor Corp.	Japan	225,300	9,466,173

			40,103,015

Distributors 0.3%
Kloeckner & Co., SE *	Germany	101,272	2,591,539

Hotels, Restaurants & Leisure 0.4%
InterContinental Hotels Group plc	United Kingdom	276,064	3,950,527

Household Durables 1.1%
Makita Corp.	Japan	319,000	10,854,249

Media 0.9%
Publicis Groupe SA	France	94,927	3,850,891
WPP plc	United Kingdom	499,827	4,880,745

			8,731,636

Multiline Retail 1.1%
NEXT plc	United Kingdom	70,785	2,359,961
PPR SA	France	64,758	7,759,879

			10,119,840

Specialty Retail 1.4%
Hennes & Mauritz AB, Class B	Sweden	66,883	3,701,131
Inditex SA	Spain	113,822	7,052,831
Kingfisher plc	United Kingdom	697,508	2,556,846

			13,310,808

Textiles, Apparel & Luxury Goods 4.7%
adidas AG	Germany	220,574	11,909,161
Burberry Group plc	United Kingdom	462,218	4,431,593
Compagnie Financiere Richemont SA	Switzerland	97,712	3,269,550
LVMH Moet Hennessy Louis Vuitton	France	89,400	10,038,029
Swatch Group AG	Switzerland	62,338	15,690,488

			45,338,821

CONSUMER STAPLES 6.0%
Beverages 1.1%
Anheuser-Busch InBev NV	Belgium	90,327	4,666,663
Carlsberg AS, Class B	Denmark	40,036	2,954,522
Fomento Economico Mexicano SAB de CV, Ser. B, ADR	Mexico	69,734	3,338,864

			10,960,049

Food & Staples Retailing 0.2%
Metro AG	Germany	40,289	2,455,745

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 3.6%
Cadbury plc	United Kingdom	293,118	$3,771,902
Lotte Confectionery Co., Ltd.	South Korea	2,801	3,110,132
Nestle SA	Switzerland	332,460	16,151,837
Unilever NV	Netherlands	341,814	11,138,093

			34,171,964

Household Products 1.1%
Reckitt Benckiser Group plc	United Kingdom	69,665	3,774,300
Uni-Charm Corp.	Japan	71,700	6,712,322

			10,486,622

ENERGY 9.0%
Energy Equipment & Services 1.9%
AMEC plc	United Kingdom	244,356	3,101,803
Technip SA	France	98,119	6,875,563
Transocean, Ltd. *	Switzerland	104,335	8,638,938

			18,616,304

Oil, Gas & Consumable Fuels 7.1%
BG Group plc	United Kingdom	268,353	4,805,608
BP plc	United Kingdom	1,602,901	15,501,950
Canadian Natural Resources, Ltd.	Canada	210,860	15,322,809
EnCana Corp.	Canada	190,690	6,219,282
Gazprom OAO, ADR *	Russia	180,999	4,511,867
OAO LUKOIL, ADR	Russia	76,195	4,268,049
Pacific Rubiales Energy Corp. *	Canada	233,618	3,451,162
Royal Dutch Shell plc, Class A	United Kingdom	341,914	10,323,301
Total SA	France	59,239	3,796,127

			68,200,155

FINANCIALS 19.7%
Capital Markets 3.3%
Credit Suisse Group AG	Switzerland	250,740	12,349,230
Deutsche Bank AG	Germany	33,810	2,383,021
ICAP plc	United Kingdom	350,950	2,432,118
Man Group plc	United Kingdom	1,754,614	8,631,075
Nomura Holdings, Inc.	Japan	873,700	6,438,794

			32,234,238

Commercial Banks 7.7%
Banco Bradesco SA, ADR	Brazil	196,517	4,297,827
Banco Santander SA	Spain	262,629	4,314,966
Bank Pekao SA *	Poland	69,707	3,929,969
Barclays plc *	United Kingdom	2,301,511	10,142,019
BNP Paribas SA	France	67,163	5,300,075

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
Commonwealth Bank of Australia	Australia	118,027	$5,755,253
Credit Agricole SA	France	144,261	2,514,997
DBS Group Holdings, Ltd.	Singapore	313,000	3,403,215
HSBC Holdings plc – London Exchange	United Kingdom	1,559,385	17,796,219
Natixis *	France	428,096	2,131,077
Nordea Bank AB	Sweden	748,243	7,579,899
Societe Generale SA	France	59,829	4,139,715
Standard Chartered plc	United Kingdom	93,132	2,332,266

			73,637,497

Consumer Finance 0.2%
Orix Corp.	Japan	26,210	1,782,425

Diversified Financial Services 3.1%
ASX, Ltd.	Australia	147,210	4,584,824
Criteria Caixa Corp. SA	Spain	876,818	4,143,471
Deutsche Boerse AG	Germany	126,740	10,537,332
Hellenic Exchanges Holding SA	Greece	745,983	7,731,485
Hong Kong Exchanges & Clearing, Ltd.	Hong Kong	164,354	2,925,896

			29,923,008

Insurance 4.2%
Allianz SE	Germany	42,562	5,297,814
AMP, Ltd.	Australia	986,840	5,943,429
AXA SA	France	277,993	6,574,601
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	41,307	6,439,224
Sompo Japan Insurance, Inc.	Japan	603,900	3,843,136
Suncorp-Metway, Ltd.	Australia	569,132	4,394,657
Zurich Financial Services AG	Switzerland	36,080	7,844,753

			40,337,614

Real Estate Management & Development 1.2%
Brookfield Asset Management, Inc., Class A	Canada	366,764	8,134,826
IRSA Inversiones y Representaciones SA, GDR *	Argentina	334,486	3,177,617

			11,312,443

HEALTH CARE 3.7%
Health Care Technology 0.4%
Agfa-Gevaert NV *	Belgium	652,975	4,180,770

Pharmaceuticals 3.3%
Bayer AG	Germany	80,256	6,414,470
Novartis AG	Switzerland	182,256	9,929,714
Roche Holding AG	Switzerland	74,258	12,632,487
Teva Pharmaceutical Industries, Ltd., ADR	Israel	44,444	2,496,864

			31,473,535

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS 17.1%
Airlines 0.3%
British Airways plc *	United Kingdom	909,121	$2,712,115

Building Products 0.9%
Asahi Glass Co., Ltd.	Japan	291,000	2,726,042
Compagnie de Saint-Gobain SA	France	114,055	6,122,204

			8,848,246

Commercial Services & Supplies 0.6%
Brunel International NV	Netherlands	97,088	3,250,512
Savills plc	United Kingdom	540,814	2,794,637

			6,045,149

Construction & Engineering 0.6%
Hochtief AG	Germany	34,200	2,613,538
Skanska AB, B Shares	Sweden	178,356	3,035,017

			5,648,555

Electrical Equipment 1.4%
ABB, Ltd. *	Switzerland	446,229	8,534,298
Alstom SA	France	67,665	4,701,261

			13,235,559

Industrial Conglomerates 1.1%
Cookson Group plc *	United Kingdom	628,614	4,230,896
Siemens AG	Germany	66,615	6,110,124

			10,341,020

Machinery 3.7%
Invensys plc	United Kingdom	735,621	3,524,417
Komatsu, Ltd.	Japan	426,900	8,900,018
Lonking Holdings, Ltd.	Cayman Islands	4,740,000	3,270,352
Sumitomo Heavy Industries, Ltd. *	Japan	3,277,000	16,539,672
Toshiba Machine Co., Ltd.	Japan	952,000	3,640,493

			35,874,952

Professional Services 7.9%
Adecco SA	Switzerland	121,879	6,728,822
Experian plc	United Kingdom	380,245	3,758,960
Hays plc	United Kingdom	4,538,183	7,565,666
Intertek Group plc	United Kingdom	115,581	2,327,226
Monster Worldwide, Inc. *	United States	1,093,000	19,018,200
Randstad Holding NV *	Netherlands	469,509	23,214,440
USG People NV *	Netherlands	722,590	13,031,094

			75,644,408

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Trading Companies & Distributors 0.6%
Ashtead Group plc	United Kingdom	2,354,068	$3,052,480
Travis Perkins plc *	United Kingdom	203,090	2,770,167

			5,822,647

INFORMATION TECHNOLOGY 12.9%
Communications Equipment 0.9%
Nokia Corp.	Finland	260,519	3,344,501
Research In Motion, Ltd. *	Canada	72,622	4,904,890

			8,249,391

Computers & Peripherals 1.4%
Toshiba Corp. *	Japan	2,486,000	13,710,202

Electronic Equipment, Instruments & Components 1.0%
Nippon Electric Glass Co., Ltd.	Japan	390,000	5,320,337
TDK Corp.	Japan	61,300	3,737,856

			9,058,193

Internet Software & Services 2.6%
Netease.com, Inc., ADR *	Cayman Islands	97,988	3,685,329
SINA Corp. *	Cayman Islands	395,813	17,882,831
Yahoo Japan Corp.	Japan	12,562	3,755,131

			25,323,291

Office Electronics 0.5%
Canon, Inc.	Japan	82,800	3,500,375
Neopost	France	18,741	1,548,400

			5,048,775

Semiconductors & Semiconductor Equipment 5.5%
Advantest Corp.	Japan	195,700	5,084,537
Aixtron AG	Germany	76,564	2,563,042
ASML Holding NV	Netherlands	296,155	10,073,114
Elpida Memory, Inc. *	Japan	746,900	12,183,035
Infineon Technologies AG *	Germany	753,253	4,158,384
MediaTek, Inc.	Taiwan	374,718	6,507,334
Samsung Electronics Co., Ltd.	South Korea	9,492	6,482,875
Tokyo Electron, Ltd.	Japan	84,300	5,390,405

			52,442,726

Software 1.0%
SAP AG	Germany	48,771	2,300,233
Vanceinfo Technologies, Inc., ADR *	Cayman Islands	380,667	7,312,613

			9,612,846

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Country	Shares	Value

COMMON STOCKS continued
MATERIALS 12.0%
Chemicals 1.8%
BASF SE	Germany	132,600	$8,224,708
Lanxess AG	Germany	79,412	2,989,218
Potash Corporation of Saskatchewan, Inc., ADR	Canada	57,903	6,282,476

			17,496,402

Construction Materials 0.2%
RHI AG *	Austria	91,686	2,125,204

Metals & Mining 10.0%
Agnico-Eagle Mines, Ltd.	Canada	104,010	5,616,540
Anglo American plc *	United Kingdom	199,142	8,618,635
Antofagasta plc	United Kingdom	681,872	10,811,716
ArcelorMittal SA	Luxembourg	116,498	5,283,757
BHP Billiton plc	United Kingdom	468,288	14,958,394
Goldcorp, Inc., Class A	Canada	103,039	4,073,876
Mechel OAO, ADR *	Russia	355,937	6,698,734
New World Resources NV, Class A	Netherlands	467,846	4,142,715
Newcrest Mining, Ltd.	Australia	185,920	5,826,881
Rio Tinto plc	United Kingdom	295,922	15,949,120
Salzgitter AG	Germany	37,546	3,670,126
Xstrata plc *	United Kingdom	567,189	9,990,302

			95,640,796

TELECOMMUNICATION SERVICES 2.8%
Diversified Telecommunication Services 1.1%
France Telecom	France	125,563	3,134,983
Telefonica SA	Spain	136,794	3,812,661
Telenor ASA *	Norway	261,914	3,673,796

			10,621,440

Wireless Telecommunication Services 1.7%
America Movil SA de CV, Ser. L, ADR	Mexico	74,262	3,488,829
China Mobile, Ltd., ADR	Hong Kong	202,676	9,410,246
Vodafone Group plc	United Kingdom	1,517,807	3,514,787

			16,413,862

Total Common Stocks (cost $800,162,548)			934,688,583

PREFERRED STOCKS 1.6%
HEALTH CARE 1.6%
Health Care Equipment & Supplies 1.6%
Fresenius AG, Var. Rate Pfd. (cost $11,593,446)	Germany	213,963	15,291,310

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Country	Shares	Value

SHORT-TERM INVESTMENTS 1.7%
MUTUAL FUND SHARES 1.7%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.08% q ø (cost $16,179,614)	United States	16,179,614	$16,179,614

Total Investments (cost $827,935,608) 100.6%			966,159,507
Other Assets and Liabilities (0.6%)			(5,614,692)

Net Assets 100.0%			$960,544,815

*	Non-income producing security
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt
GDR	Global Depository Receipt

The following table shows the percent of total long-term investments by geographic location as of December 31, 2009:

United Kingdom	20.8%
Japan	14.5%
Germany	11.9%
Switzerland	10.7%
France	7.2%
Netherlands	6.8%
Canada	5.7%
Cayman Islands	3.4%
Australia	2.8%
Spain	2.0%
United States	2.0%
Russia	1.6%
Sweden	1.5%
Hong Kong	1.3%
South Korea	1.0%
Belgium	0.9%
Greece	0.8%
Mexico	0.7%
Taiwan	0.7%
Luxembourg	0.6%
Brazil	0.5%
Norway	0.4%
Poland	0.4%
Singapore	0.4%
Argentina	0.3%
Denmark	0.3%
Finland	0.3%
Israel	0.3%
Austria	0.2%

100.0%

The following table shows the percent of total long-term investments by sector as of December 31, 2009:

Financials	19.9%
Industrials	17.3%
Consumer Discretionary	14.2%
Information Technology	13.0%
Materials	12.1%
Energy	9.1%
Consumer Staples	6.1%
Health Care	5.4%
Telecommunication Services	2.9%

100.0%

See Notes to Financial Statements

17

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $811,755,994)	$949,979,893
Investments in affiliated issuers, at value (cost $16,179,614)	16,179,614

Total investments	966,159,507
Receivable for securities sold	18,181,407
Dividends receivable	763,968
Receivable for Fund shares sold	44,181
Unrealized gains on forward foreign currency exchange contracts	517,606

Total assets	985,666,669

Liabilities
Payable for securities purchased	22,346,528
Payable for Fund shares redeemed	358,348
Unrealized losses on forward foreign currency exchange contracts	773,379
Due to custodian bank, foreign currency, at value (cost $1,427,989)	1,425,288
Advisory fee payable	44,571
Distribution Plan expenses payable	24,461
Due to other related parties	10,751
Accrued expenses and other liabilities	138,528

Total liabilities	25,121,854

Net assets	$960,544,815

Net assets represented by
Paid-in capital	$845,967,678
Undistributed net investment income	1,800,906
Accumulated net realized losses on investments	(25,183,696)
Net unrealized gains on investments	137,959,927

Total net assets	$960,544,815

Net assets consists of
Class 1	$69,407,448
Class 2	891,137,367

Total net assets	$960,544,815

Shares outstanding (unlimited number of shares authorized)
Class 1	6,507,917
Class 2	84,133,652

Net asset value per share
Class 1	$10.67
Class 2	$10.59

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $827,225)	$9,218,041
Securities lending	37,794
Income from affiliated issuers	29,259

Total investment income	9,285,094

Expenses
Advisory fee	2,269,326
Distribution Plan expenses	1,161,389
Administrative services fee	528,813
Transfer agent fees	515
Trustees’ fees and expenses	14,453
Printing and postage expenses	53,421
Custodian and accounting fees	478,081
Professional fees	56,269
Other	2,949

Total expenses	4,565,216
Less: Expense reductions	(100)

Net expenses	4,565,116

Net investment income	4,719,978

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	23,482,420
Foreign currency related transactions	(3,323,729)

Net realized gains on investments	20,158,691

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	144,065,915
Foreign currency related transactions	(1,493,713)

Net change in unrealized gains or losses on investments	142,572,202

Net realized and unrealized gains or losses on investments	162,730,893

Net increase in net assets resulting from operations	$167,450,871

See Notes to Financial Statements

19

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009		2008

Operations
Net investment income		$4,719,978		$6,219,109
Net realized gains or losses on investments		20,158,691		(41,918,413)
Net change in unrealized gains or losses on investments		142,572,202		(73,102,436)

Net increase (decrease) in net assets resulting from operations		167,450,871		(108,801,740)

Distributions to shareholders from
Net investment income
Class 1		(2,183,758)		0
Class 2		(3,545,799)		0
Net realized gains
Class 1		0		(3,810,663)
Class 2		0		(2,603,551)

Total distributions to shareholders		(5,729,557)		(6,414,214)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	954,664	8,954,470	1,417,714	18,686,503
Class 2	83,166,142	730,867,045	323,055	4,244,648

		739,821,515		22,931,151

Net asset value of shares issued in reinvestment of distributions
Class 1	297,921	2,183,758	253,032	3,810,663
Class 2	485,726	3,545,799	173,802	2,603,551

		5,729,557		6,414,214

Payment for shares redeemed
Class 1	(2,159,169)	(19,266,378)	(5,581,909)	(74,139,190)
Class 2	(5,456,291)	(55,438,906)	(1,645,470)	(21,621,733)

		(74,705,284)		(95,760,923)

Net increase (decrease) in net assets resulting from capital share transactions		670,845,788		(66,415,558)

Total increase (decrease) in net assets		832,567,102		(181,631,512)
Net assets
Beginning of period		127,977,713		309,609,225

End of period		$960,544,815		$127,977,713

Undistributed net investment income		$1,800,906		$4,450,591

See Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA International Equity Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through February 12, 2010 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Non-listed preferred securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

21

NOTES TO FINANCIAL STATEMENTS continued

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

c. Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In

22

NOTES TO FINANCIAL STATEMENTS continued

addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses and passive foreign investment companies. During the year ended December 31, 2009, the following amounts were reclassified:

Paid-in capital	$1,107
Undistributed net investment income	(1,640,106)
Accumulated net realized losses on investments	1,638,999

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an

23

NOTES TO FINANCIAL STATEMENTS continued

annual fee starting at 0.66% and declining to 0.36% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen International Equity Fund, increase. For the year ended December 31, 2009, the advisory fee was equivalent to an annual rate of 0.43% of the Fund’s average daily net assets.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For year ended December 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLAN

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,665,589,630 and $1,006,554,466, respectively, for the year ended December 31, 2009.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24

NOTES TO FINANCIAL STATEMENTS continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$143,452,752	$791,235,831	$0	$934,688,583
Preferred stocks	0	15,291,310	0	15,291,310
Short-term investments	16,179,614	0	0	16,179,614

	$159,632,366	$806,527,141	$0	$966,159,507

Further details on the major security types listed above can be found in the Schedule of Investments.

As of December 31, 2009, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Other financial instruments*	$0	$(255,773)	$0	$(255,773)

*	Other financial instruments include forwards contracts.

On December 31, 2009, the aggregate cost of securities for federal income tax purposes was $835,911,766. The gross unrealized appreciation and depreciation on securities based on tax cost was $139,664,531 and $9,416,790, respectively, with a net unrealized appreciation of $130,247,741.

As of December 31, 2009, the Fund had $17,172,070 in capital loss carryovers for federal income tax purposes expiring in 2016.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of December 31, 2009, the Fund incurred and will elect to defer post-October losses of $150,951.

6. DERIVATIVE TRANSACTIONS

During the year ended December 31, 2009, the Fund entered into forward foreign currency exchange contracts for hedging purposes.

25

NOTES TO FINANCIAL STATEMENTS continued

At December 31, 2009, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange	Contracts to	U.S. Value at	In Exchange	Unrealized
Date	Receive	December 31, 2009	for U.S. $	Gain (Loss)

01/29/2010	1,997,114,000 JPY	$21,445,891	$22,011,617	$(565,726)

Forward Foreign Currency Exchange Contracts to Sell:

Exchange	Contracts to	U.S. Value at	In Exchange	Unrealized
Date	Deliver	December 31, 2009	for U.S. $	Gain (Loss)

01/29/2010	3,994,228,000 JPY	$42,891,782	$43,409,388	$ 517,606
03/23/2010	19,826,000 CHF	19,175,183	18,967,530	(207,653)

The Fund had average contract amounts of $14,335,393 and $47,223,265 in forward foreign currency exchange contracts to buy and forward foreign currency exchange contracts to sell, respectively, during the year ended December 31, 2009.

A summary of derivative instruments by primary risk exposure is outlined in the following tables, unless the only primary risk exposure category is already reflected in the appropriate financial statements.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 was as follows:

Change in
		Realized	unrealized
Derivatives not accounted for as	Location of gains or losses	losses on	gains or losses
hedging instruments	on derivatives	derivatives	on derivatives

Forward foreign currency contracts	Net realized losses on foreign currency related
transactions/Net change in unrealized gains
	or losses on foreign currency related transactions	$(3,826,660)	$(1,526,963)

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2009, the Fund did not participate in the interfund lending program.

26

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

		Capital Loss
		Carryovers and
Undistributed	Unrealized	Post-October	Temporary Book/
Ordinary Income	Appreciation	Losses	Tax Differences

$1,914,049	$129,998,230	$17,323,021	$(12,121)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due wash sales and forward contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2009	2008

Ordinary Income	$5,729,557	$630
Long-term Capital Gain	0	6,413,584

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009,

27

NOTES TO FINANCIAL STATEMENTS continued

the annual commitment fee was 0.09%. During the year ended December 31, 2009, the Fund had no borrowings.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the

28

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

13. SUBSEQUENT EVENTS

At a meeting of the Board of Trustees held on December 30, 2009, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Wells Fargo Advantage VT International Core Fund, a series of Wells Fargo Variable Trust, will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Advantage VT International Core Fund.

A special meeting of shareholders of the Fund will be held in June 2010 to consider and vote on the Plan. In April 2010, materials for this meeting will be mailed to shareholders of record on March 10, 2010. If approved by the shareholders at this meeting, the reorganization will take place in July 2010.

Effective January 4, 2010, Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo & Company, replaced EIS as the distributor for the Fund.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update on “Improving Disclosures about Fair Value Measurements” which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA International Equity Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA International Equity Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 12, 2010

30

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 1.61% of ordinary income dividends paid during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

Pursuant to Section 853 of the Internal Revenue Code, the Fund elects to pass through foreign taxes that have been withheld at the fund level to its shareholders so that they may take a foreign tax credit. For the year ended December 31, 2009, the total amount of foreign taxes expected to be passed through to shareholders was $750,429 on foreign source income of $10,045,106. Complete information regarding the Fund’s foreign tax credit pass through to shareholders for 2009 will be reported in conjunction with Form 1099-DIV.

31

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA International Equity Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the information that EIMC and Keil provided. In addition, the Trustees considered

32

ADDITIONAL INFORMATION (unaudited) continued

information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

33

ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with

34

ADDITIONAL INFORMATION (unaudited) continued

those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

35

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, and five-year periods ended December 31, 2008, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index, the Morgan Stanley Capital International Europe, Australasia, and Far East Free Index (Net), and had performed in the second quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the ten-year period ended December 31, 2008, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index, and had performed in the first quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and

36

ADDITIONAL INFORMATION (unaudited) continued

they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by most of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

37

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38

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39

TRUSTEES AND OFFICERS

TRUSTEES[1]
K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

40

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Assistant Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

120017 560861 rv7 02/2010

Evergreen VA Omega Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
14	STATEMENT OF ASSETS AND LIABILITIES
15	STATEMENT OF OPERATIONS
16	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
24	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
25	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Omega Fund for the twelve-month period ended December 31, 2009 (the “period”).

After a tumultuous 2008, U.S. stocks enjoyed an impressive, though sometimes volatile, recovery over the 2009 fiscal year. The bond market also recovered some of its normalcy; the best-performing fixed income markets at the end of the period were those that were the most depressed and distorted as it began. A variety of concerns, including recession, the dollar, employment, and the banking system, weighed heavily on both equity and fixed income investors throughout the fiscal year. Key issues for many investors included the pace of the economic recovery, and whether or not the market’s impressive comeback would be sustainable.

Early in 2009, the fixed income markets were dogged by worries about deflation, as evidenced by investors’ willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009, and international markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets, which were affected by the weakness in economic data and corporate profits, rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third-quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. In October 2009, stocks closed lower for the first time in seven months, as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets in October failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss, and emerging markets managed to rise by 1%, adding to impressive fiscal-year-end returns.

The market’s technicals appeared much stronger than its fundamentals throughout most of the period. Fortunately, however, the fundamental picture began to brighten, as better-than-expected economic data during the last months of the period suggested the possibility of improvements in corporate performance. Interest rates and inflation remained low, providing a healthy backdrop for corporations that have been aggressively cutting costs from their expense structures. Yet challenges remain, particularly in the

1

LETTER TO SHAREHOLDERS continued

form of housing, the dollar, employment, and credit availability. In addition to these domestic challenges, other global issues surfaced, such as the debt crisis in the Persian Gulf emirate of Dubai at the end of November, which caused a global sell-off in the last few trading days of the month and raised fears of other global issues surfacing.

During a period that swung from recession to recovery, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios attempted to seek total return and current income.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. Each reorganization is subject to the satisfaction of a number of conditions, including approval by the Evergreen Fund’s shareholders at a meeting expected to be held in June 2010. It is anticipated that the reorganizations, if they are approved by shareholders and all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

3

FUND AT A GLANCE

as of December 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Aziz Hamzaogullari, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 3/6/1997

Class inception date	Class 1 3/6/1997	Class 2 7/31/2002

Average annual return

1-year	43.97%	43.58%

5-year	5.26%	4.98%

10-year	0.77%	0.57%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

Returns reflect expense limits previously in effect, without which returns would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Omega Fund Class 1 shares versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The Russell 1000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

All data is as of December 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 43.97% for the twelve-month period ended December 31, 2009. During the same period, the Russell 1000 Growth returned 37.21%.

The fund’s objective is to seek long-term capital growth.

Investment process

Our investment philosophy centers on fundamental, bottom-up, disciplined investing for the long term. Our ultimate goal is to invest in what we believe are high quality businesses with sustainable competitive advantages and the ability to grow profitably on a secular basis. We follow a focused strategy where we tend to pursue companies that we believe can sustain above-average growth of long-term cash flows and which sell at a discount to our estimate of the intrinsic value for the business. Because we are long-term investors, we anticipate that the fund’s portfolio turnover may be relatively low. Our sector weighting decisions will be byproducts of our bottom-up, fundamental analysis of companies, as we refrain from trying to determine macro variables such as interest rates, employment growth and inflation. We invest in companies where we believe the risk-reward profile is favorable and when one of the following factors exists: growth potential is underestimated; investors overreact to short-term concerns; companies are priced below private market value; or valuation is low relative to normalized cash flow power. We reduce or sell our holdings when an assumption has proved to be flawed; unfavorable structural change takes place in the business; a stock price exceeds our intrinsic value target; single position size exceeds 5-8% of overall portfolio; or better risk-reward opportunities are identified within or outside the portfolio.

Our investment process is guided by our steadfast commitment to the long term. We refrain from trying to determine macro variables such as interest rates, employment growth and inflation. Our bottom-up analysis led us to overweight the fund in Information Technology, Health Care and Consumer Discretionary names. We were underweight in Materials and Industrials as the fiscal year came to a close. A combination of the fund’s investments and the reconstitution of the index in 2009 led from a significant underweight in Energy to an essentially equal-weight position to the index during much of 2009.

While the fund remained overweight in Health Care during the year, its level in the sector was lower than last year. We increased the fund’s underweight in Consumer Staples, maintained an overall underweight versus the benchmark in Industrials, and continued to own no positions in Materials. During 2009, the fund invested in only five new companies: American Express Co., Analog Devices, Inc., MSCI, Inc., SEI Investments Co., and Verisk Analytics, Inc. To fund these purchases and optimize the risk-reward profile of the portfolio, we sold eight holdings: Best Buy Co. Inc., Bristol-Myers Squibb Co., Carnival Corp., KLA-Tencor Corp., St. Jude Medical, Inc., Texas Instruments, Inc. and Tyco International Ltd. We also sold the fund’s position in Bankrate, Inc., after it agreed to be acquired by Apax Partners, a global private equity firm.

6

PORTFOLIO MANAGER COMMENTARY continued

We remained steadfast in our commitment to long-term investing throughout the year. A byproduct of this philosophy typically has been a relatively low portfolio turnover ratio, even though the fund has never had a stated goal of maintaining a specified level of portfolio turnover. For the calendar year 2009, the portfolio turnover was 28%. Nevertheless, shifting market conditions may warrant additional portfolio transactions and a higher turnover ratio from time to time as we continue to pursue the fund’s long-term goals.

Contributors to performance

The portfolio’s outperformance relative to its benchmark this year was primarily driven by stock selection in the Consumer Discretionary sector, with the largest contributions coming from Amazon.com, Inc., Blue Nile, Inc., and Timberland Co. In Information Technology, the fund’s long-term holdings in Google, Inc., Altera Corp., Oracle Corp. and QUALCOMM, Inc., were major contributors along with newer holdings in Visa, Inc., and FactSet Research Systems, Inc. The fund’s new MSCI position in the Financials sector was a top-10 contributor.

Detractors from performance

Some main detractors were Bankrate, Novartis AG, Amgen, Inc., ConocoPhillips, Chevron Corp., Marsh & McLennan Cos., and Expeditors International. Among these, we added to the fund’s position in Amgen and Expeditors as valuations became more attractive versus our long-term estimates for returns and margins. At year-end, the fund continues to hold the other detractors (with the exception of Bankrate, as mentioned earlier) because they met our criteria of strong businesses with solid growth drivers, with stocks selling at a significant discount to our estimate of intrinsic values.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period*

Actual
Class 1	$1,000.00	$1,269.90	$4.29
Class 2	$1,000.00	$1,268.22	$5.72
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,021.42	$3.82
Class 2	$1,000.00	$1,020.16	$5.09

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.75% for Class 1 and 1.00% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2009	2008	2007	2006	2005

Net asset value, beginning of period	$14.43	$19.82	$17.80	$16.79	$16.20

Income from investment operations
Net investment income (loss)	0.13	0.23	0.08	0.05	(0.01)
Net realized and unrealized gains or losses on investments	6.09	(5.62)	2.05	0.96	0.63

Total from investment operations	6.22	(5.39)	2.13	1.01	0.62

Distributions to shareholders from
Net investment income	(0.23)	0	(0.11)	0	(0.03)

Net asset value, end of period	$20.42	$14.43	$19.82	$17.80	$16.79

Total return[1]	43.97%	(27.19)%	11.96%	6.02%	3.85%

Ratios and supplemental data
Net assets, end of period (thousands)	$59,807	$35,952	$67,773	$78,068	$94,372
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.76%	0.72%	0.71%	0.70%	0.71%
Expenses excluding waivers/reimbursements and expense reductions	0.76%	0.72%	0.71%	0.70%	0.71%
Net investment income (loss)	0.86%	1.11%	0.32%	0.26%	(0.09)%
Portfolio turnover rate	28%	46%	31%	126%	124%

1	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2009	2008	2007	2006	2005

Net asset value, beginning of period	$14.25	$19.63	$17.62	$16.67	$16.10

Income from investment operations
Net investment income (loss)	0.11	0.15	0.01	0.01	(0.04)
Net realized and unrealized gains or losses on investments	6.00	(5.53)	2.05	0.94	0.61

Total from investment operations	6.11	(5.38)	2.06	0.95	0.57

Distributions to shareholders from
Net investment income	(0.17)	0	(0.05)	0	0 [1]

Net asset value, end of period	$20.19	$14.25	$19.63	$17.62	$16.67

Total return[2]	43.58%	(27.41)%	11.74%	5.70%	3.57%

Ratios and supplemental data
Net assets, end of period (thousands)	$33,196	$22,910	$38,137	$37,036	$30,108
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%	0.97%	0.96%	0.95%	0.96%
Expenses excluding waivers/reimbursements and expense reductions	1.00%	0.97%	0.96%	0.95%	0.96%
Net investment income (loss)	0.63%	0.86%	0.07%	0.02%	(0.32)%
Portfolio turnover rate	28%	46%	31%	126%	124%

1	Amount represents less than $0.005 per share.
2	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value

COMMON STOCKS 96.3%
CONSUMER DISCRETIONARY 17.5%
Internet & Catalog Retail 11.2%
Amazon.com, Inc. *	48,243	$6,489,648
Blue Nile, Inc. *	62,886	3,982,571

		10,472,219

Media 1.8%
Omnicom Group, Inc.	42,414	1,660,508

Multiline Retail 0.8%
Target Corp.	15,109	730,822

Specialty Retail 0.8%
Home Depot, Inc.	25,379	734,215

Textiles, Apparel & Luxury Goods 2.9%
Timberland Co., Class A *	151,100	2,709,223

CONSUMER STAPLES 5.4%
Beverages 0.8%
Coca-Cola Co.	12,990	740,430

Food Products 2.4%
McCormick & Co., Inc.	59,906	2,164,404

Household Products 2.2%
Clorox Co.	23,065	1,406,965
Procter & Gamble Co.	10,754	652,015

		2,058,980

ENERGY 4.1%
Energy Equipment & Services 3.7%
Schlumberger, Ltd.	40,600	2,642,654
Weatherford International, Ltd. *	44,853	803,317

		3,445,971

Oil, Gas & Consumable Fuels 0.4%
Chevron Corp.	2,280	175,537
ConocoPhillips	3,122	159,441

		334,978

FINANCIALS 17.2%
Capital Markets 6.7%
Legg Mason, Inc.	92,982	2,804,337
SEI Investments Co.	196,499	3,442,663

		6,247,000

Consumer Finance 7.7%
American Express Co.	51,100	2,070,572
Visa, Inc., Class A ρ	58,329	5,101,454

		7,172,026

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Diversified Financial Services 2.0%
MSCI, Inc., Class A *	58,300	$1,853,940

Insurance 0.8%
Marsh & McLennan Cos.	33,481	739,260

HEALTH CARE 16.9%
Biotechnology 7.1%
Amgen, Inc. *	47,646	2,695,334
Biogen Idec, Inc. *	73,384	3,926,044

		6,621,378

Health Care Equipment & Supplies 4.8%
Medtronic, Inc.	31,839	1,400,279
Zimmer Holdings, Inc. *	52,294	3,091,099

		4,491,378

Health Care Providers & Services 0.5%
WellPoint, Inc. *	7,162	417,473

Pharmaceuticals 4.5%
Merck & Co., Inc.	42,361	1,547,871
Novartis AG, ADR	48,098	2,617,974

		4,165,845

INDUSTRIALS 6.8%
Air Freight & Logistics 6.6%
Expeditors International of Washington, Inc.	117,700	4,087,721
United Parcel Service, Inc., Class B	36,100	2,071,057

		6,158,778

Professional Services 0.2%
Verisk Analytics, Inc., Class A *	6,300	190,764

INFORMATION TECHNOLOGY 28.4%
Communications Equipment 4.6%
Cisco Systems, Inc. *	74,367	1,780,346
QUALCOMM, Inc.	54,544	2,523,205

		4,303,551

Internet Software & Services 5.7%
Google, Inc., Class A *	8,543	5,296,489

IT Services 1.2%
Automatic Data Processing, Inc.	25,226	1,080,177

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment 6.9%
Altera Corp.	181,169	$4,099,854
Analog Devices, Inc.	30,400	960,032
Linear Technology Corp. ρ	44,951	1,372,804

		6,432,690

Software 10.0%
FactSet Research Systems, Inc.	56,262	3,705,978
Microsoft Corp.	61,617	1,878,703
Oracle Corp.	150,754	3,699,503

		9,284,184

Total Common Stocks (cost $75,182,732)		89,506,683

SHORT-TERM INVESTMENTS 9.6%
MUTUAL FUND SHARES 9.6%
BlackRock Liquidity TempFund, Institutional Class, 0.12% q ρρ	913,768	913,768
Evergreen Institutional Money Market Fund, Class I, 0.01% q ø ρρ	992,967	992,967
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.08% q ø	6,064,133	6,064,133
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.15% q ρρ	973,368	973,368

Total Short-Term Investments (cost $8,944,236)		8,944,236

Total Investments (cost $84,126,968) 105.9%		98,450,919
Other Assets and Liabilities (5.9%)		(5,447,249)

Net Assets 100.0%		$93,003,670

*	Non-income producing security
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

ADR	American Depository Receipt

The following table shows the percent of total long-term investments by sector as of December 31, 2009:

Information Technology	29.5%
Consumer Discretionary	18.2%
Financials	17.9%
Health Care	17.6%
Industrials	7.1%
Consumer Staples	5.5%
Energy	4.2%

100.0%

See Notes to Financial Statements

13

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $77,069,868) including $2,798,720 of securities loaned	$91,393,819
Investments in affiliated issuers, at value (cost $7,057,100)	7,057,100

Total investments	98,450,919
Receivable for securities sold	366,492
Receivable for Fund shares sold	186,922
Dividends receivable	79,211
Receivable for securities lending income	69

Total assets	99,083,613

Liabilities
Payable for securities purchased	3,122,020
Payable for Fund shares redeemed	57,112
Payable for securities on loan	2,880,103
Advisory fee payable	5,171
Distribution Plan expenses payable	921
Due to other related parties	1,145
Accrued expenses and other liabilities	13,471

Total liabilities	6,079,943

Net assets	$93,003,670

Net assets represented by
Paid-in capital	$95,238,101
Undistributed net investment income	536,244
Accumulated net realized losses on investments	(17,094,626)
Net unrealized gains on investments	14,323,951

Total net assets	$93,003,670

Net assets consists of
Class 1	$59,807,276
Class 2	33,196,394

Total net assets	$93,003,670

Shares outstanding (unlimited number of shares authorized)
Class 1	2,929,251
Class 2	1,644,072

Net asset value per share
Class 1	$20.42
Class 2	$20.19

See Notes to Financial Statements

14

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $13,314)	$900,536
Securities lending	222,524
Income from affiliated issuers	2,365

Total investment income	1,125,425

Expenses
Advisory fee	360,490
Distribution Plan expenses	63,498
Administrative services fee	69,325
Transfer agent fees	517
Trustees’ fees and expenses	4,382
Printing and postage expenses	35,769
Custodian and accounting fees	20,223
Professional fees	31,249
Interest expense	179
Other	1,691

Total expenses	587,323
Less: Expense reductions	(18)

Net expenses	587,305

Net investment income	538,120

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(3,290,873)
Net change in unrealized gains or losses on securities in unaffiliated issuers	28,130,011

Net realized and unrealized gains or losses on investments	24,839,138

Net increase in net assets resulting from operations	$25,377,258

See Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009		2008

Operations
Net investment income		$538,120		$818,412
Net realized gains or losses on investments		(3,290,873)		164,062
Net change in unrealized gains or losses on investments		28,130,011		(26,373,941)

Net increase (decrease) in net assets resulting from operations		25,377,258		(25,391,467)

Distributions to shareholders from
Net investment income
Class 1		(547,686)		0
Class 2		(269,517)		0

Total distributions to shareholders		(817,203)		0

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	1,104,196	18,978,953	440,710	7,903,291
Class 2	692,367	11,499,013	389,541	7,081,503

		30,477,966		14,984,794

Net asset value of shares issued in reinvestment of distributions
Class 1	41,840	547,686	0	0
Class 2	20,780	269,517	0	0

		817,203		0

Payment for shares redeemed
Class 1	(707,734)	(11,521,894)	(1,368,937)	(24,059,512)
Class 2	(676,272)	(10,191,188)	(725,506)	(12,582,685)

		(21,713,082)		(36,642,197)

Net increase (decrease) in net assets resulting from capital share transactions		9,582,087		(21,657,403)

Total increase (decrease) in net assets		34,142,142		(47,048,870)
Net assets
Beginning of period		58,861,528		105,910,398

End of period		$93,003,670		$58,861,528

Undistributed net investment income		$536,244		$815,453

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

1 . ORGANIZATION

Evergreen VA Omega Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2 . SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through February 12, 2010 which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In

17

NOTES TO FINANCIAL STATEMENTS continued

addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

c. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

d. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

e. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended December 31, 2009, the following amounts were reclassified:

Paid-in capital	$126
Undistributed net investment income	(126)

f. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3 . ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.52% and declining to 0.41% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Omega Fund, increase. For the year ended December 31, 2009, the advisory fee was equivalent to 0.52% of the Fund’s average daily net assets.

18

NOTES TO FINANCIAL STATEMENTS continued

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

4 . DISTRIBUTION PLAN

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5 . INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $25,585,142 and $19,227,122, respectively, for the year ended December 31, 2009.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

19

NOTES TO FINANCIAL STATEMENTS continued

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$89,506,683	$0	$0	$89,506,683
Short-term investments	8,944,236	0	0	8,944,236

	$98,450,919	$0	$0	$98,450,919

Further details on the major security types listed above can be found in the Schedule of Investments.

During the year ended December 31, 2009, the Fund loaned securities to certain brokers and earned $222,524, net of $25,108 paid to Wachovia Global Securities Lending as the securities lending agent. At December 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned amounted to $2,798,720 and $2,880,103, respectively.

On December 31, 2009, the aggregate cost of securities for federal income tax purposes was $84,823,421. The gross unrealized appreciation and depreciation on securities based on tax cost was $17,824,839 and $4,197,341, respectively, with a net unrealized appreciation of $13,627,498.

As of December 31, 2009, the Fund had $16,398,173 in capital loss carryovers for federal income tax purposes with $12,534,124 expiring in 2010 and $3,864,049 expiring in 2017.

6 . INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2009, the Fund did not participate in the interfund lending program.

7 . DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss	Temporary Book/
Ordinary Income	Appreciation	Carryovers	Tax Differences

$538,806	$13,627,498	$16,398,173	$(2,562)

20

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid for the year ended December 31, 2009 was $817,203 of ordinary income. No distributions were paid for the year ended December 31, 2008.

8 . EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9 . DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%.

During the year ended December 31, 2009, the Fund had average borrowings outstanding of $23,524 at a rate of 0.76% and paid interest of $179.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth

21

NOTES TO FINANCIAL STATEMENTS continued

of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. SUBSEQUENT EVENTS

At a meeting of the Board of Trustees held on December 30, 2009, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Wells Fargo Advantage VT Omega Growth Fund, which will be a series of Wells Fargo Variable Trust created in order to receive the assets of the Fund upon completion of the reorganization,

22

NOTES TO FINANCIAL STATEMENTS continued

will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Advantage VT Omega Growth Fund.

A special meeting of shareholders of the Fund will be held in June 2010 to consider and vote on the Plan. In April 2010, materials for this meeting will be mailed to shareholders of record on March 10, 2010. If approved by the shareholders at this meeting, the reorganization will take place in July 2010.

Effective January 4, 2010, Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo & Company, replaced EIS as the distributor for the Fund.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update on “Improving Disclosures about Fair Value Measurements” which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Omega Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Omega Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 12, 2010

24

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 100% of ordinary income dividends paid during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

25

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA Omega Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the

26

ADDITIONAL INFORMATION (unaudited) continued

information that EIMC and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

27

ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with

28

ADDITIONAL INFORMATION (unaudited) continued

those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

29

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the one-, three-, five-, and ten-year periods ended December 31, 2008, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index, the Russell 1000 Growth Index. The Trustees also noted that the Fund’s Class 1 shares’ performance was in the first quintile for the one- and three-year periods ended December 31, 2008 and in the second quintile for the five- and ten-year periods ended December 31, 2008, of the mutual funds against which the Trustees compared the Fund’s performance for the same periods.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

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ADDITIONAL INFORMATION (unaudited) continued

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was lower than the management fees paid by a majority of the other mutual funds against which the Trustees compared the Fund’s management fee, and that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

31

TRUSTEES AND OFFICERS

TRUSTEES[1]
K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

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TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Assistant Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

120018 560863 rv7 02/2010

Evergreen VA Special Values Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
8	ABOUT YOUR FUND’S EXPENSES
9	FINANCIAL HIGHLIGHTS
11	SCHEDULE OF INVESTMENTS
17	STATEMENT OF ASSETS AND LIABILITIES
18	STATEMENT OF OPERATIONS
19	STATEMENTS OF CHANGES IN NET ASSETS
20	NOTES TO FINANCIAL STATEMENTS
28	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
29	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2010, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

LETTER TO SHAREHOLDERS

February 2010

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen VA Special Values Fund for the twelve-month period ended December 31, 2009 (the “period”).

After a tumultuous 2008, U.S. stocks enjoyed an impressive, though sometimes volatile, recovery over the 2009 fiscal year. The bond market also recovered some of its normalcy; the best-performing fixed income markets at the end of the period were those that were the most depressed and distorted as it began. A variety of concerns, including recession, the dollar, employment, and the banking system, weighed heavily on both equity and fixed income investors throughout the fiscal year. Key issues for many investors included the pace of the economic recovery, and whether or not the market’s impressive comeback would be sustainable.

Early in 2009, the fixed income markets were dogged by worries about deflation, as evidenced by investors’ willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased with the $787 billion American Recovery and Reinvestment Act of 2009, signed into law in February. Yields climbed for longer-term U.S. Treasuries during the first quarter of 2009, and international markets were hit hard, as economies in both developed and emerging countries struggled. Equity markets, which were affected by the weakness in economic data and corporate profits, rallied off their March 9th lows, with international and small cap stocks leading the gains. Signs of stability emerged in the corporate credit markets, as both issuance and performance improved. Stocks finished a banner third-quarter 2009, with all major market indexes climbing by approximately 15%, as investor sentiment was buoyed by signs of improvement in the economy and corporate earnings. In October 2009, stocks closed lower for the first time in seven months, as investors questioned whether the huge rally had exceeded the economy’s ability to generate growth in output and profits. The weakness in U.S. markets in October failed to extend beyond our borders, as developed markets, which had also rallied off the lows of last year, experienced just a fractional loss, and emerging markets managed to rise by 1%, adding to impressive fiscal-year-end returns.

The market’s technicals appeared much stronger than its fundamentals throughout most of the period. Fortunately, however, the fundamental picture began to brighten, as better-than-expected economic data during the last months of the period suggested the possibility of improvements in corporate performance. Interest rates and inflation remained low, providing a healthy backdrop for corporations that have been aggressively cutting costs from their expense structures. Yet challenges remain, particularly in the

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LETTER TO SHAREHOLDERS continued

form of housing, the dollar, employment, and credit availability. In addition to these domestic challenges, other global issues surfaced, such as the debt crisis in the Persian Gulf emirate of Dubai at the end of November, which caused a global sell-off in the last few trading days of the month and raised fears of other global issues surfacing.

During a period that swung from recession to recovery, portfolio managers of Evergreen’s Variable Annuity Funds continued to maintain strategies consistent with each fund’s goal and the asset class in which the fund invests. Managers of equity-oriented portfolios tended to focus on long-term growth opportunities, while the professionals supervising fixed income portfolios attempted to seek total return and current income.

We believe the changing conditions in the investment environment over the period have underscored the value of a well-diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

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LETTER TO SHAREHOLDERS continued

Notice to Shareholders:

The Evergreen Funds’ Board of Trustees has unanimously approved the reorganizations of the Evergreen Funds, including the Fund in this report, into Wells Fargo Advantage Funds®. Each reorganization is subject to the satisfaction of a number of conditions, including approval by the Evergreen Fund’s shareholders at a meeting expected to be held in June 2010. It is anticipated that the reorganizations, if they are approved by shareholders and all conditions to the closing are satisfied, will occur in July 2010. Additional information, including a description of the applicable reorganization and information about fees, expenses, and risk factors, will be provided to shareholders of each Evergreen Fund in a Prospectus/Proxy Statement that is expected to be mailed in April, 2010.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of any Wells Fargo Advantage Fund, nor is it a solicitation of any proxy. For more information, or to receive a free copy of the Prospectus/Proxy Statement once a registration statement relating to a proposed reorganization has been filed with the Securities and Exchange Commission and becomes effective, please call 1.800.343.2898 or visit Evergreeninvestments.com. The Prospectus/Proxy Statement will also be available for free on the Securities and Exchange Commission’s website (www.sec.gov). Please read the Prospectus/Proxy Statement carefully before making any investment decisions.

3

FUND AT A GLANCE

as of December 31, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

James M. Tringas, CFA, CPA

PERFORMANCE AND RETURNS

Portfolio inception date: 5/1/1998

	Class 1	Class 2
Class inception date	5/1/1998	7/31/2002

Average annual return

1-year	29.40%	29.06%

5-year	2.05%	1.79%

10-year	7.96%	7.76%

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end, please call 1.800.321.9332. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions, but does not reflect contract, policy, or separate account charges assessed by participating insurance companies.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns for Class 2 have not been adjusted to reflect the effect of the class’ 12b-1 fee. The fund incurs a 12b-1 fee of 0.25% for Class 2. Class 1 does not pay a 12b-1 fee. If the fee had been reflected, returns for Class 2 would have been lower.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

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FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen VA Special Values Fund Class 1 shares versus a similar investment in the Russell 2000 Value Index (Russell 2000 Value) and the Consumer Price Index (CPI).

The Russell 2000 Value is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Small and mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, small and mid cap securities may decline significantly in market downturns and may be more volatile than those of larger companies due to the higher risk of failure.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

All data is as of December 31, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class 1 shares returned 29.40% for the twelve-month period ended December 31, 2009. During the same period, the Russell 2000 Value returned 20.58%.

The fund’s objective is to seek capital growth in the value of its shares.

The first two months of the period equity markets experienced steep declines. Then, in early March, they rallied strongly off their lows. We saw a narrowing of credit spreads and a stock market rally that was led by lower-quality companies—those with higher amounts of debt and less-stable cash flows. This “low-quality” rally continued throughout the fiscal year third quarter, but it lessened during the fourth. By the end of the period, higher-quality stocks had begun to assert themselves, generally a positive for our approach.

Our portfolio is typically oriented toward higher-quality companies—those with relatively clean balance sheets that have financial flexibility. However, we will own companies with a higher amount of debt if we foresee a scenario that would allow leverage to quickly decline. Thus, our exposure to lower-quality companies helped our performance at the end of the fiscal year. We were also helped by holding higher-quality companies. We must emphasize, however, that we do not have a lower-quality bias. Indeed, our higher-quality bias caused us to underperform in the final quarter of the period in the Financials sector, which is by far the largest sector within the benchmark.

We made a concerted effort over the period to reduce the number of names held in the fund. During the height of the credit crisis early in the fiscal year, valuations reached a point where we saw a strong disconnect between our estimate of companies’ values and their share prices. We opportunistically bought a number of stocks that we believed offered an attractive reward-to-risk ratio and that might rally once credit spreads narrowed and investors again embraced risk. To a certain extent, that did happen over the period. However, once a stock rebounds, it might still be cheap, but if it’s no longer extra cheap, it’s no longer a special value. At that point, we harvest our gains.

Contributors to performance

During the period, several companies in the fund most notably Ruby Tuesday, ACCO Brands, and Quantum Corp., were able to use cash flow to significantly enhance their balance sheets by paying down debt. As a result, these companies’ share prices increased significantly, contributing to the fund’s significant outperformance for the year.

Our underweight in Financials helped relative performance over the period, as did our careful selection of high-quality commercial banks. East West Bancorp Inc. is an example of a bank that generated adequate cash flows to help address its impaired balance sheet by purchasing a defunct bank with the aid of the FDIC. The stock rallied 91% for the year. In the energy sector, stock selection contributed to relative performance. Two investments in particular, Atwood Oceanics Inc. and Whiting Petroleum Corp., were significant contributors. Both companies have low levels of debt, typical for the companies in the fund. As the price of energy moved higher during the year, cash flow increased, supporting higher share prices. Stock selection in consumer staples aided

6

PORTFOLIO MANAGER COMMENTARY continued

relative returns. American Italian Pasta and Casey’s General Stores Inc. were both key contributors. American Italian Pasta, a dominant supplier of private label pasta, benefited not only from greater retailer and consumer focus on pasta in a weak economic environment, but also from consumers’ increasing preference for less expensive private-label foods.

Detractors from performance

Our Information Technology investments detracted from relative performance over the period. Although our stocks were solid nominal performers, they simply did not keep pace with the torrid performance within the small cap technology space. Another detractor was our cash position, which was higher than the benchmark, reducing relative performance by 200 basis points. As the year progressed, we became more fully invested, decreasing this cash overweight.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

7

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, exchange fees or separate account charges assessed by participating insurance companies. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period*

Actual
Class 1	$1,000.00	$1,282.21	$5.75
Class 2	$1,000.00	$1,280.25	$7.18
Hypothetical
(5% return before expenses)
Class 1	$1,000.00	$1,020.16	$5.09
Class 2	$1,000.00	$1,018.90	$6.36

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.00% for Class 1 and 1.25% for Class 2), multiplied by the average account value over the period, multiplied by 184 / 365 days.

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 1	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.18	$13.59	$17.33	$16.13	$16.31

Income from investment operations
Net investment income	0.06	0.15	0.22	0.13	0.16
Net realized and unrealized gains or losses on investments	2.63	(4.41)	(1.51)	3.33	1.59

Total from investment operations	2.69	(4.26)	(1.29)	3.46	1.75

Distributions to shareholders from
Net investment income	(0.06)	(0.15)	(0.22)	(0.13)	(0.16)
Net realized gains	0	0	(2.23)	(2.13)	(1.77)

Total distributions to shareholders	(0.06)	(0.15)	(2.45)	(2.26)	(1.93)

Net asset value, end of period	$11.81	$9.18	$13.59	$17.33	$16.13

Total return[1]	29.40%	(31.31)%	(7.52)%	21.55%	10.76%

Ratios and supplemental data
Net assets, end of period (thousands)	$59,224	$52,225	$98,235	$111,236	$83,784
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.00%	0.99%	0.96%	0.95%	0.98%
Expenses excluding waivers/reimbursements and expense reductions	1.04%	1.00%	0.96%	0.95%	0.98%
Net investment income	0.58%	1.06%	1.44%	0.86%	1.13%
Portfolio turnover rate	44%	52%	55%	55%	44%

1	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS 2	2009	2008	2007	2006	2005

Net asset value, beginning of period	$9.16	$13.54	$17.27	$16.09	$16.28

Income from investment operations
Net investment income	0.04	0.11	0.19	0.10	0.14
Net realized and unrealized gains or losses on investments	2.62	(4.38)	(1.51)	3.29	1.56

Total from investment operations	2.66	(4.27)	(1.32)	3.39	1.70

Distributions to shareholders from
Net investment income	(0.04)	(0.11)	(0.18)	(0.08)	(0.12)
Net realized gains	0	0	(2.23)	(2.13)	(1.77)

Total distributions to shareholders	(0.04)	(0.11)	(2.41)	(2.21)	(1.89)

Net asset value, end of period	$11.78	$9.16	$13.54	$17.27	$16.09

Total return[1]	29.06%	(31.48)%	(7.73)%	21.19%	10.48%

Ratios and supplemental data
Net assets, end of period (thousands)	$11,204	$10,168	$19,130	$22,375	$19,633
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.25%	1.24%	1.21%	1.20%	1.23%
Expenses excluding waivers/reimbursements and expense reductions	1.29%	1.25%	1.21%	1.20%	1.23%
Net investment income	0.33%	0.81%	1.20%	0.60%	0.88%
Portfolio turnover rate	44%	52%	55%	55%	44%

1	Total return does not reflect charges attributable to your insurance company’s separate account.

See Notes to Financial Statements

10

SCHEDULE OF INVESTMENTS

December 31, 2009

	Shares	Value

COMMON STOCKS 95.5%
CONSUMER DISCRETIONARY 15.9%
Auto Components 1.2%
Modine Manufacturing Co. *	68,478	$810,780

Diversified Consumer Services 1.4%
Hillenbrand, Inc.	50,800	957,072

Hotels, Restaurants & Leisure 4.5%
Denny’s Corp. *	191,300	418,947
DineEquity, Inc. *	16,545	401,878
Ruby Tuesday, Inc. *	100,015	720,108
Wendy’s/Arby’s Group, Inc.	346,234	1,623,837

		3,164,770

Household Durables 3.8%
BLYTH, Inc.	39,925	1,346,271
Cavco Industries, Inc. *	15,271	548,534
Dixie Group, Inc. * +	41,400	112,194
Ethan Allen Interiors, Inc.	18,800	252,296
Furniture Brands International, Inc. *	77,700	424,242

		2,683,537

Internet & Catalog Retail 0.3%
HSN, Inc. *	9,940	200,689

Media 1.0%
A. H. Belo Corp., Ser. A *	68,900	396,864
Journal Communications, Inc., Class A	86,303	335,719

		732,583

Specialty Retail 2.5%
A.C. Moore Arts & Crafts, Inc. *	24,200	71,148
Christopher & Banks Corp.	34,100	259,842
Genesco, Inc. *	41,100	1,128,606
Men’s Wearhouse, Inc.	12,000	252,720
Zale Corp. *	30,260	82,307

		1,794,623

Textiles, Apparel & Luxury Goods 1.2%
Delta Apparel Co. *	18,300	195,078
Kenneth Cole Productions, Inc., Class A *	50,900	491,185
Maidenform Brands, Inc. *	7,800	130,182

		816,445

CONSUMER STAPLES 5.6%
Food & Staples Retailing 2.3%
Casey’s General Stores, Inc.	43,413	1,385,743
Winn-Dixie Stores, Inc. *	23,300	233,932

		1,619,675

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
CONSUMER STAPLES continued
Food Products 2.0%
American Italian Pasta Co., Class A *	31,300	$1,088,927
B&G Foods, Inc., Class A	11,700	107,406
Seneca Foods Corp., Class A *	7,800	186,186

		1,382,519

Household Products 0.7%
Spectrum Brands, Inc. *	10,500	236,250
WD-40 Co.	8,800	284,768

		521,018

Personal Products 0.5%
Prestige Brands Holdings, Inc. *	49,000	385,140

Tobacco 0.1%
Universal Corp.	1,500	68,415

ENERGY 4.8%
Energy Equipment & Services 2.4%
Atwood Oceanics, Inc. *	27,540	987,309
Cal Dive International, Inc. *	58,600	443,016
Global Industries, Ltd. *	36,300	258,819

		1,689,144

Oil, Gas & Consumable Fuels 2.4%
BioFuel Energy Corp. *	53,206	146,316
Mariner Energy, Inc. *	48,446	562,458
Stone Energy Corp. *	13,800	249,090
Whiting Petroleum Corp. *	10,240	731,648

		1,689,512

FINANCIALS 22.6%
Capital Markets 2.8%
Deerfield Capital Corp. *	19,453	89,484
Investment Technology Group, Inc. *	33,264	655,301
Knight Capital Group, Inc., Class A *	32,300	497,420
Kohlberg Capital Corp.	55,224	251,821
Virtus Investment Partners, Inc. *	4,275	67,973
Westwood Holdings Group, Inc. +	11,000	399,740

		1,961,739

Commercial Banks 11.8%
BancorpSouth, Inc. ρ	42,000	985,320
CapitalSource, Inc.	58,400	231,848
East West Bancorp, Inc.	8,900	140,620
F.N.B. Corp.	19,100	129,689
First Citizens Bancshares, Inc., Class A	19,230	3,153,912
IBERIABANK Corp.	19,600	1,054,676

See Notes to Financial Statements

12

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
FINANCIALS continued
Commercial Banks continued
Old National Bancorp	23,800	$295,834
Sterling Bancshares, Inc.	98,800	506,844
UMB Financial Corp.	45,700	1,798,295

		8,297,038

Insurance 6.3%
Endurance Specialty Holdings, Ltd.	24,573	914,853
Stewart Information Services Corp.	75,680	853,671
Validus Holdings, Ltd.	55,915	1,506,350
Willis Group Holdings, Ltd.	44,932	1,185,306

		4,460,180

Thrifts & Mortgage Finance 1.7%
NewAlliance Bancshares, Inc.	94,328	1,132,879
Provident New York Bancorp	8,500	71,740

		1,204,619

HEALTH CARE 1.2%
Health Care Providers & Services 0.7%
AMN Healthcare Services, Inc. *	32,900	298,074
Pharmerica Corp. *	13,000	206,440

		504,514

Life Sciences Tools & Services 0.5%
Cambrex Corp. *	60,197	335,899

INDUSTRIALS 18.3%
Aerospace & Defense 0.7%
GenCorp, Inc. *	67,848	474,936

Building Products 1.5%
Quanex Building Products Corp.	62,338	1,057,876

Commercial Services & Supplies 4.1%
ACCO Brands Corp. *	134,478	979,000
Courier Corp.	27,254	388,369
Viad Corp.	71,809	1,481,420

		2,848,789

Electrical Equipment 1.2%
Belden, Inc.	17,619	386,208
Franklin Electric Co., Inc.	16,100	468,188

		854,396

Industrial Conglomerates 0.2%
Tredegar Corp.	10,600	167,692

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
INDUSTRIALS continued
Machinery 6.1%
Circor International, Inc.	6,400	$161,152
Commercial Vehicle Group, Inc. *	32,100	192,279
Kadant, Inc. * +	58,320	930,787
Mueller Industries, Inc.	121,904	3,028,096

		4,312,314

Marine 0.1%
Horizon Lines, Inc., Class A	10,900	60,713

Professional Services 2.9%
Heidrick & Struggles International, Inc.	51,067	1,595,333
Korn/Ferry International *	27,382	451,803

		2,047,136

Road & Rail 1.5%
Arkansas Best Corp.	36,594	1,076,961

INFORMATION TECHNOLOGY 16.4%
Communications Equipment 1.7%
CommScope, Inc. *	22,100	586,313
Harris Stratex Networks, Inc., Class A *	37,500	259,125
NETGEAR, Inc. *	12,300	266,787
Sycamore Networks, Inc.	4,940	103,295

		1,215,520

Computers & Peripherals 5.8%
Adaptec, Inc. *	197,100	660,285
Electronics for Imaging, Inc. *	18,466	240,243
Imation Corp.	164,696	1,436,149
Quantum Corp. *	599,872	1,757,625

		4,094,302

Electronic Equipment, Instruments & Components 3.2%
AVX Corp.	47,177	597,733
Benchmark Electronics, Inc. *	12,600	238,266
Coherent, Inc. *	10,000	297,300
Orbotech, Ltd. *	65,400	612,798
Technitrol, Inc.	110,000	481,800

		2,227,897

Semiconductors & Semiconductor Equipment 5.4%
ANADIGICS, Inc. *	25,800	108,876
ATMI, Inc. *	44,900	836,038
Cabot Microelectronics Corp. *	18,500	609,760
DSP Group, Inc. *	64,524	363,270
Exar Corp. *	85,625	608,794

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

December 31, 2009

	Shares	Value

COMMON STOCKS continued
INFORMATION TECHNOLOGY continued
Semiconductors & Semiconductor Equipment continued
Lattice Semiconductor Corp. *	300,139	$810,375
Standard Microsystems Corp. *	17,640	366,559
Zoran Corp. *	8,500	93,925

		3,797,597

Software 0.3%
ACI Worldwide, Inc. *	10,900	186,935

MATERIALS 6.2%
Chemicals 2.1%
A. Schulman, Inc.	38,190	770,674
American Pacific Corp. * +	28,800	223,200
Arch Chemicals, Inc.	9,744	300,895
Innospec, Inc.	9,902	99,911
Kraton Performance Polymers, Inc. *	5,300	71,868

		1,466,548

Construction Materials 0.1%
Eagle Materials, Inc.	1,500	39,075

Paper & Forest Products 4.0%
Clearwater Paper Corp. *	6,049	332,514
Glatfelter	49,103	596,601
Neenah Paper, Inc.	72,285	1,008,376
Schweitzer-Mauduit International, Inc.	13,211	929,394

		2,866,885

UTILITIES 4.5%
Electric Utilities 4.5%
Allete, Inc.	65,876	2,152,828
El Paso Electric Co. *	51,700	1,048,476

		3,201,304

Total Common Stocks (cost $75,630,532)		67,276,787

SHORT-TERM INVESTMENTS 5.3%
MUTUAL FUND SHARES 5.3%
BlackRock Liquidity TempFund, Institutional Class, 0.12% q ρρ	198,289	198,289
Evergreen Institutional Money Market Fund, Class I, 0.01% q ø ρρ	3,337,326	3,337,326
Morgan Stanley Institutional Liquidity Fund Money Market Portfolio, Institutional Class, 0.15% q ρρ	211,222	211,222

Total Short-Term Investments (cost $3,746,837)		3,746,837

Total Investments (cost $79,377,369) 100.8%		71,023,624
Other Assets and Liabilities (0.8%)		(595,854)

Net Assets 100.0%		$70,427,770

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

December 31, 2009

*	Non-income producing security
+	Security is deemed illiquid (unaudited).
ρ	All or a portion of this security is on loan.
q	Rate shown is the 7-day annualized yield at period end.
ρρ	All or a portion of this security represents investment of cash collateral received from securities on loan.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

The following table shows the percent of total long term investments by sector as of December 31, 2009:

Financials	23.7%
Industrials	19.2%
Information Technology	17.1%
Consumer Discretionary	16.6%
Materials	6.5%
Consumer Staples	5.9%
Energy	5.0%
Utilities	4.8%
Health Care	1.2%

100.0%

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2009

Assets
Investments in unaffiliated issuers, at value (cost $76,040,043) including $586,500 of securities loaned	$67,686,298
Investments in affiliated issuers, at value (cost $3,337,326)	3,337,326

Total investments	71,023,624
Receivable for securities sold	139,469
Dividends receivable	64,686

Total assets	71,227,779

Liabilities
Payable for securities purchased	90,403
Payable for Fund shares redeemed	61,325
Payable for securities on loan	624,982
Advisory fee payable	5,998
Distribution Plan expenses payable	312
Due to other related parties	991
Printing and postage expenses payable	10,446
Accrued expenses and other liabilities	5,552

Total liabilities	800,009

Net assets	$70,427,770

Net assets represented by
Paid-in capital	$89,925,769
Undistributed net investment income	21,486
Accumulated net realized losses on investments	(11,165,740)
Net unrealized losses on investments	(8,353,745)

Total net assets	$70,427,770

Net assets consists of
Class 1	$59,223,793
Class 2	11,203,977

Total net assets	$70,427,770

Shares outstanding (unlimited number of shares authorized)
Class 1	5,016,617
Class 2	951,246

Net asset value per share
Class 1	$11.81
Class 2	$11.78

See Notes to Financial Statements

17

STATEMENT OF OPERATIONS

Year Ended December 31, 2009

Investment income
Dividends (net of foreign withholding taxes of $274)	$978,113
Income from affiliated issuers	13,559
Securities lending	5,077

Total investment income	996,749

Expenses
Advisory fee	505,503
Distribution Plan expenses	25,505
Administrative services fee	63,188
Transfer agent fees	338
Trustees’ fees and expenses	1,716
Printing and postage expenses	32,817
Custodian and accounting fees	19,941
Professional fees	32,648
Other	2,211

Total expenses	683,867
Less: Expense reductions	(17)
Fee waivers	(26,467)

Net expenses	657,383

Net investment income	339,366

Net realized and unrealized gains or losses on investments
Net realized losses on securities in unaffiliated issuers	(4,165,614)
Net change in unrealized gains or losses on securities in unaffiliated issuers	20,388,458

Net realized and unrealized gains or losses on investments	16,222,844

Net increase in net assets resulting from operations	$16,562,210

See Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2009		2008

Operations
Net investment income		$339,366		$954,164
Net realized losses on investments		(4,165,614)		(6,731,321)
Net change in unrealized gains or losses on investments		20,388,458		(25,461,394)

Net increase (decrease) in net assets resulting from operations		16,562,210		(31,238,551)

Distributions to shareholders from
Net investment income
Class 1		(326,530)		(848,889)
Class 2		(38,132)		(127,547)

Total distributions to shareholders		(364,662)		(976,436)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class 1	423,042	3,912,519	549,330	6,591,603
Class 2	17,874	170,206	25,624	301,331

		4,082,725		6,892,934

Net asset value of shares issued in reinvestment of distributions
Class 1	29,538	326,530	95,741	848,889
Class 2	3,535	38,132	14,298	127,547

		364,662		976,436

Payment for shares redeemed
Class 1	(1,127,600)	(10,807,819)	(2,181,429)	(26,449,811)
Class 2	(180,513)	(1,801,564)	(342,063)	(4,177,622)

		(12,609,383)		(30,627,433)

Net decrease in net assets resulting from capital share transactions		(8,161,996)		(22,758,063)

Total increase (decrease) in net assets		8,035,552		(54,973,050)
Net assets
Beginning of period		62,392,218		117,365,268

End of period		$70,427,770		$62,392,218

Undistributed net investment income		$21,486		$49,323

See Notes to Financial Statements

19

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Special Values Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware statutory trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge. Class 2 shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through February 12, 2010, which represents the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest

20

NOTES TO FINANCIAL STATEMENTS continued

and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

21

NOTES TO FINANCIAL STATEMENTS continued

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. During the year ended December 31, 2009, the following amounts were reclassified:

Paid-in capital	$(10,363)
Undistributed net investment income	(2,541)
Accumulated net realized losses on investments	12,904

g. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.80% and declining to 0.75% as the aggregate average daily net assets of the Fund and its retail counterpart, Evergreen Special Values Fund, increase. For the year ended December 31, 2009, the advisory fee was equivalent to an annual rate of 0.80% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2009, EIMC voluntarily waived its advisory fee in the amount of $26,467.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended December 31, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

22

NOTES TO FINANCIAL STATEMENTS continued

Wachovia Bank NA, a subsidiary of Wells Fargo and an affiliate of EIMC, through its securities lending division, Wachovia Global Securities Lending, acts as the securities lending agent for the Fund (see Note 5).

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended December 31, 2009, the Fund paid brokerage commissions of $1,330 to broker-dealers affiliated with Wells Fargo.

4. DISTRIBUTION PLAN

Evergreen Investment Services, Inc. (“EIS”), an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets for Class 2 shares.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $26,140,752 and $33,345,966, respectively, for the year ended December 31, 2009.

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of December 31, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Equity securities
Common stocks	$67,276,787	$0	$0	$67,276,787
Short-term investments	3,746,837	0	0	3,746,837

	$71,023,624	$0	$0	$71,023,624

23

NOTES TO FINANCIAL STATEMENTS continued

Further details on the major security types listed above can be found in the Schedule of Investments.

During the year ended December 31, 2009, the Fund loaned securities to certain brokers and earned $5,077, net of $593 paid to Wachovia Global Securities Lending as the securities lending agent. At December 31, 2009, the value of securities on loan and the total value of collateral received for securities loaned amounted to $586,500 and $624,982, respectively.

On December 31, 2009, the aggregate cost of securities for federal income tax purposes was $80,862,809. The gross unrealized appreciation and depreciation on securities based on tax cost was $9,095,501 and $18,934,686, respectively, with a net unrealized depreciation of $9,839,185.

As of December 31, 2009, the Fund had $9,680,300 in capital loss carryovers for federal income tax purposes with $2,111,212 expiring in 2016 and $7,569,088 expiring in 2017.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from other participating funds. During the year ended December 31, 2009, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Capital Loss	Temporary Book/
Ordinary Income	Depreciation	Carryovers	Tax Differences

$23,637	$9,839,185	$9,680,300	$(2,151)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $364,662 and $976,436 of ordinary income for the years ended December 31, 2009 and December 31, 2008, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

24

NOTES TO FINANCIAL STATEMENTS continued

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at the higher of the Federal Funds rate plus 1.25% or LIBOR plus 1.25%. Prior to June 26, 2009, the interest rate was 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.145% on the unused balance, which is allocated pro rata. Prior to June 26, 2009, the annual commitment fee was 0.09%. During the year ended December 31, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS

25

NOTES TO FINANCIAL STATEMENTS continued

have agreed to payments totaling $41,125,000, up to $40,125,000 of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. SUBSEQUENT EVENTS

At a meeting of the Board of Trustees held on December 30, 2009, the Trustees of the Fund approved a Plan of Reorganization (the “Plan”). Under the Plan, Wells Fargo Advantage VT Small/Mid Cap Value Fund, a series of Wells Fargo Variable Trust, will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Advantage VT Small/Mid Cap Value Fund.

A special meeting of shareholders of the Fund will be held in June 2010 to consider and vote on the Plan. In April 2010, materials for this meeting will be mailed to shareholders of record on March 10, 2010. If approved by shareholders at this meeting, the reorganization will take place in July 2010.

Effective January 4, 2010, Wells Fargo Funds Distributor, LLC (“WFFD”), a wholly-owned subsidiary of Wells Fargo & Company, replaced EIS as the distributor for the Fund.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update on “Improving Disclosures about Fair Value Measurements” which will require reporting entities to make new disclosures about the amount and reasons for significant transfers into and out of Level 1 and Level 2 fair value measurements, the input and valuation techniques used to measure fair value for both recurring

26

NOTES TO FINANCIAL STATEMENTS continued

and nonrecurring fair value measurements and information on purchases, sales, issuances, and settlements on a gross basis in the reconciliation of Level 3 fair value measurements. Except for the detailed Level 3 roll forward disclosures, the disclosures are effective for annual and interim reporting periods beginning after December 15, 2009. The new disclosures about purchases, sales, issuances, and settlements in the roll forward activity for Level 3 fair value measurements are effective for interim and annual reporting periods beginning after December 15, 2010. Management of the Fund is currently evaluating the implications of this Accounting Standards Update and any impacts on the financial statements.

27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Special Values Fund, a series of the Evergreen Variable Annuity Trust, as of December 31, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Special Values Fund as of December 31, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 12, 2010

28

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 60.05% of ordinary income dividends paid during the fiscal year ended December 31, 2009 qualified for the dividends received deduction.

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ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, as required by law, the Fund’s Board of Trustees determines whether to approve the continuation of the Fund’s investment advisory agreements. At an in person meeting on September 23-24, 2009, the Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or EIMC (the “independent Trustees”), approved the continuation of the Fund’s investment advisory agreements. (References below to the “Fund” are to Evergreen VA Special Values Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the Evergreen funds. The description below refers in many cases to the Trustees’ process for considering, and conclusions regarding, all of the funds’ agreements. In all of their deliberations, the Board of Trustees and the independent Trustees were advised by independent counsel to the independent Trustees and counsel to the funds.

The review process. In connection with its review of the funds’ investment advisory agreements, the Board of Trustees requests and evaluates, and EIMC and any sub-advisors are required to furnish, such information as the Trustees consider to be reasonably necessary in the circumstances. Over the course of the year preceding their September 2009 meeting, the Trustees regularly reviewed information regarding the investment performance of all of the funds. As part of their ongoing review of investment performance, the Trustees monitored for changes in performance and for the results of any changes in a fund’s investment process or investment team. The Trustees paid particular attention to funds whose performance since September 2008 (when the Trustees completed their 2008 review of the funds’ investment advisory agreements) indicated short-term or longer-term performance issues and to funds that they had identified during their 2008 review process as having short- or longer-term performance issues.

In spring 2009, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Trustees would review as part of the 2009 review process and set a timeline detailing the information required and the dates for its delivery to the Trustees. The Board engaged the independent data provider Keil Fiduciary Strategies LLC (“Keil”) to provide fund-specific and industry-wide data containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other areas of review and requested specific information as to those areas of review.

The Trustees formed small groups to review individual funds in greater detail. They reviewed, with the assistance of an independent industry consultant that they retained, the

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ADDITIONAL INFORMATION (unaudited) continued

information that EIMC and Keil provided. In addition, the Trustees considered information regarding, among other things, the funds’ brokerage practices, the funds’ use of derivatives, analyst and research support available to the portfolio management teams, risk management practices, and certain fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

In December 2008 Wells Fargo & Company (“Wells Fargo”) acquired Wachovia Corporation (“Wachovia”), EIMC’s parent company. Wells Fargo and EIMC have taken steps to combine the operations of Wells Fargo’s investment management affiliates and EIMC during the past year and have proposed to the Trustees the combination of the mutual fund families managed by them. During the course of the year, and during their review, the Trustees requested and received information about Wells Fargo and its advisory and broker-dealer operations, the status of efforts to combine the Wells Fargo and Evergreen investment management operations, and the effects on the funds and on the services provided by EIMC and its affiliates to the funds. In their deliberations, the Trustees were mindful that it was possible that the proposed combination of the two fund families might be effected during the coming 12-month period.

The Committee met several times by telephone during the 2009 review process to consider the information provided to it. The Committee then met with representatives of EIMC and its affiliates, including Wells Fargo. In addition, during the course of their review, the Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC, and in meetings with independent legal counsel in multiple private sessions at which no personnel of EIMC were present. At a meeting of the full Board of Trustees held on September 23-24, 2009, the Committee reported the results of its discussions with EIMC. The full Board met with representatives of EIMC and its affiliates and engaged in further review of the materials provided to it, after which the independent Trustees and the full Board approved the continuation of each of the advisory and sub-advisory agreements.

The Trustees’ determination to approve the continuation of the advisory and sub-advisory agreements was based on a comprehensive evaluation of all of the information provided to them. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate. Although the Trustees considered the continuation of the agreements for each of the funds as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

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ADDITIONAL INFORMATION (unaudited) continued

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the independent Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees met periodically during the course of the year. EIMC presented a wide variety of information at those meetings regarding the services it provides for the funds, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of the teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2008. The Trustees also considered changes in personnel at the funds and EIMC, including the appointment of a new President of the funds, who also serves as President and Chief Operating Officer of EIMC, and a new Chief Investment Officer of EIMC in August of 2008.

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by an independent industry consultant in reviewing the information presented to them.

The Trustees noted that, in certain cases, EIMC and/or its affiliates provide advisory services to other clients that are comparable to the advisory services they provide to certain funds. The Trustees considered the information EIMC provided regarding the rates at which those other clients pay advisory fees to EIMC. Fees charged to those other clients were generally lower than those charged to the respective funds. In respect of these other accounts, EIMC noted that the compliance, reporting, and other legal burdens of providing investment advice to mutual funds generally exceed those required to provide advisory services to non-mutual fund clients such as retirement or pension plans.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

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ADDITIONAL INFORMATION (unaudited) continued

The Trustees also considered that EIMC serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of fees paid by the funds with those paid by other mutual funds, the Trustees considered administrative fees paid by the funds and those other mutual funds. They considered that EIS, an affiliate of EIMC, would serve as distributor to the funds until January 3, 2010, and that Wells Fargo Funds Distributor, LLC, also an affiliate of EIMC, would serve as distributor to the funds beginning on January 4, 2010, and noted that the distributor receives fees from the funds for those services. The Trustees also considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC on behalf of the funds and brokerage commissions received by Wells Fargo Advisors, LLC (“Wells Fargo Advisors”) (formerly Wachovia Securities, LLC), an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that the funds pay sub-transfer agency fees to various financial institutions, including Wells Fargo Advisors and its affiliates, that hold fund shares in omnibus accounts, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. In reviewing the services provided by an affiliate of EIMC, the Trustees noted that the affiliate of EIMC that provides transfer agency services to the funds had won recognition from Dalbar for customer service each year since 1998, and also won recognition from National Quality Review for customer service and for accuracy in processing transactions in 2008. They also considered that Wells Fargo Advisors and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through them and that an affiliate of EIMC receives compensation for serving as a securities lending agent for a number of the funds.

The Trustees considered regulatory actions taken against EIMC or its affiliates in the past year, and on-going reviews of the operations of EIMC and its affiliates as they might affect the funds. They considered the findings of the regulators, the cooperation of EIMC and its affiliates with those regulators and with the Trustees in respect of those actions and reviews, and the remedial steps EIMC and its affiliates have taken in response. They also considered the scope and nature of on-going reviews being conducted by EIMC and its affiliates, and communications to the Trustees relating to those reviews.

Nature and quality of the services provided. The Trustees considered that EIMC and its affiliates generally provide a comprehensive investment management service to the funds. They noted that EIMC formulates and implements an investment program for the Fund. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team and the in-house research

33

ADDITIONAL INFORMATION (unaudited) continued

capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties.

The Trustees considered the managerial and financial resources available to EIMC and its affiliates and the commitment that the Evergreen/Wells Fargo organization has made to the funds generally. They considered assurances from representatives of Wells Fargo that the merger of Wells Fargo and Wachovia and the integration of those firms’ advisory and broker-dealer operations was not expected to result in any adverse effect on the funds, on the quality and level of services that EIMC provides to the funds, or on the resources available to the funds and to EIMC, and that Wells Fargo is committed to continue providing the funds with high-quality services.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the independent Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIMC under its administrative services agreements with the funds. They determined that the nature and scope of the services provided by EIMC were consistent with EIMC’s duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. Although the Trustees considered the performance of all share classes, the Trustees noted that, for the five- and ten-year periods ended December 31, 2008, the Fund’s Class 1 shares had outperformed the Fund’s benchmark index, the Russell 2000 Value Index, and had performed in the second quintile of the mutual funds against which the Trustees compared the Fund’s performance. The Trustees noted that, for the one- and three-year periods ended December 31, 2008, the Fund’s Class 1 shares had underperformed the Fund’s benchmark index and performed in the second quintile of the mutual funds against which the Trustees compared the Fund’s performance.

The Trustees discussed each fund’s performance with representatives of EIMC. In each instance where a fund experienced a substantial period of underperformance relative to its benchmark index and/or the non-Evergreen fund peers against which the Trustees compared the fund’s performance, the Trustees considered EIMC’s explanation of the reasons for the relative underperformance and the steps being taken to address the relative underperformance. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did

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ADDITIONAL INFORMATION (unaudited) continued

not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive. The Trustees noted that the management fee paid by the Fund was higher than the management fees paid by a majority of the mutual funds against which the Trustees compared the Fund’s management fee, and near the median of that group. The Trustees noted that the level of profitability realized by EIMC in respect of the fee did not appear excessive.

Economies of scale. The Trustees noted the possibility that economies of scale would be achieved by EIMC in managing the funds as the funds grow. They reviewed the breakpoints in the Fund’s advisory fee structure, which operate generally to reduce the effective management fee rate of the Fund (as a percentage of Fund assets) as the Fund grows in size. They considered that, as a fund shrinks in size, breakpoints result in increasing fee levels. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on, among other things, the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability to EIMC of the services provided to any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

35

TRUSTEES AND OFFICERS

TRUSTEES[1]
K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/2009)

Chairman, Bloc Global Services (development and construction); Former Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Consultant, Rock Hill Metals Consultants LLC (Metals Consultant to steel industry); Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Director, Rogers, Townsend & Thomas, PC (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Vice President, Kellam & Pettit, P.A. (law firm); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

36

TRUSTEES AND OFFICERS continued

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director,Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009

Principal occupations: President and Chief Executive Officer, Evergreen Investment Company, Inc.; Chief Operating Officer, Wells Fargo Funds Management, LLC; Former Chief Operating Officer, Evergreen Investment Company, Inc.

Jeremy DePalma[4] Treasurer DOB: 2/5/1974 Term of office since: 2005

Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Assistant Treasurer, Wells Fargo Advantage Funds; Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Managing Counsel, Wells Fargo & Company; Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc.; Evergreen Investment Services, Inc.; Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Compliance Manager, Wells Fargo Funds Management Group; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 74 Evergreen funds as of December 31, 2009. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

120019 568807 rv6 02/2010

Item 2 - Code of Ethics

(a)	The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.
(b)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.
(c)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the eight series of the Registrant’s annual financial statements for the fiscal years ended December, 2009 and December, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$244,900	$226,600
Audit-related fees	$0	$0
Tax fees (1)	$0	$8,227
Non-audit fees (2)	$315,000	$936,736
All other fees	$0	$0
(1)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(2)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of

Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Variable Annuity Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: February 19, 2010

By:	/s/ Jeremy DePalma

Jeremy DePalma Principal Financial Officer

Date: February 19, 2010